U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      PRE-EFFECTIVE AMENDMENT NO. 1

                      POST-EFFECTIVE AMENDMENT NO. _______

                             VAN ECK FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

               99 Park Avenue, 8th Floor, New York, New York 10016
                    (Address of Principal Executive Offices)

                                  212-687-5200
    (Registrant's Telephone Number, Including Area Code and Telephone Number)

                             Thomas H. Elwood, Esq.
                         Van Eck Associates Corporation
               99 Park Avenue, 8th Floor, New York, New York 10016
                     (Name and Address of Agent for Service)

              Copy to: Philip H. Newman, Esq., Goodwin Procter, LLP
                   Exchange Place, Boston, Massachusetts 02109

       ------------------------------------------------------------------

       No filing fee is required because the Registrant will register an indefinite number of shares of common stock, $.001 par value, of the Registrant, pursuant to Rule 24f-2.

       The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                               VAN ECK FUNDS, INC

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

FORM N-14 ITEM NO.   LOCATION IN PROXY STATEMENT/PROSPECTUS

PART A

1                   Cover Page of Registration Statement; Prospectus Cover Page;
                    Cross Reference Sheet

2                   Table of Contents

3 Synopsis; Principal Risk Factors; Comparison of Investment Objectives and Policies

4 Synopsis; The Reorganization; Comparative Information on Shareholder Rights; Exhibit A (Agreement and Plan of Reorganization); Exhibit B (Article of Merger); Exhibit C (Form of Prospectus of Mid-Cap II Fund)

5 Cover Page; Synopsis; Principal Risk Factors; Comparison of Investment Objectives and Policies; The Reorganization; Comparative Information on Distribution Arrangements; Comparative Information on Shareholder Services; Comparative Information on Shareholder Rights; Management; Additional Information; Exhibit C (Form of Prospectus of Mid-Cap II
                    Fund)

6                   Synopsis; Comparison of Investment Objectives and Policies;
                    The Reorganization; Comparative Information on Distribution Arrangements; Comparative Information on Shareholder Services; Comparative Information on Shareholder Rights; Additional Information; Prospectus of Mid Cap I Fund and Total Return Fund dated May 2, 2001

7 Synopsis; The Reorganization; Comparative Information on Shareholder Rights; Voting Information

8                   The Reorganization

9                   Not Applicable

PART B
10                  Cover Page of Statement of Additional Information

11                  Table of Contents

12                  Cover Page; Form of Statement of Additional Information of
                    Mid Cap II Fund

13 Cover Page; Statement of Additional Information of Mid-Cap I Fund and Total Return Fund dated May 1, 2001

14 Annual Report of Mid-Cap I Fund and Total Return Fund for the year ended December 31, 2001; and Pro Forma Financial Statements

            Part C: Other Information

15                  Indemnification

16                  Exhibits

17                  Undertakings

LOGO VAN ECK GLOBAL

_________________, 2002


Dear Van Eck Fund Shareholder:

At this time, we are asking shareholders to consider voting for three proposals regarding the following funds:

       o      VAN ECK TOTAL RETURN FUND

       o      VAN ECK MID CAP VALUE FUND (formerly VAN ECK GROWTH AND INCOME
              FUND)


             Important Notice to Growth and Income Fund Shareholders

Please be advised that the Van Eck Growth and Income Fund has been renamed the Van Eck Mid Cap Value Fund ("Mid Cap I Fund"). This name change reflects the recent appointment of John A. Levin & Co., Inc. as interim sub-adviser to the Fund that took place on January 2nd of this year.

               Important Notice to Total Return Fund Shareholders

Please be advised that the Van Eck Total Return Fund is closed to all sales, both new and subsequent account purchases, effective February 8, 2002.

                            Proposals for Both Funds:

I. the APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS WITH VAN ECK ASSOCIATES CORPORATION ("VAN ECK ASSOCIATES") AS THE INVESTMENT ADVISER to the Van Eck Mid Cap Value Fund (formerly Growth and Income Fund) and the Van Eck Total Return Fund

II. the APPROVAL OF SUB-ADVISORY AGREEMENTS with John A. Levin & Co., Inc., ("Levin") as sub-adviser to the Van Eck Mid Cap Value Fund and the Total Return Fund

We are recommending that you approve the new adviser and sub-adviser for the Funds. Chubb Asset Managers Inc., the Funds' previous adviser, has decided to exit the mutual fund business. We believe the mixture of Van Eck's capabilities as a proven investment adviser and Levin's expertise as a value manager will best meet the goals of investors.

III. and, the APPROVAL OF A REORGANIZATION of the Van Eck Total Return Fund and the Van Eck Mid Cap Fund with and into a new Fund, Van Eck Funds II, Inc. Mid Cap Value Fund ("Mid Cap II") by means of a statutory merger (NOTE THAT THIS REORGANIZATION SHOULD BE A TAX-FREE EVENT. YOU WOULD CONTINUE RECEIVING YOUR QUARTERLY STATEMENTS. NO OTHER ACTION WOULD BE REQUIRED OF YOU OTHER THAN VOTING THIS PROXY.)

Management believes that the most efficient method to manage the Funds' assets and to meet investor needs is to consolidate the Van Eck Mid Cap Value Fund and the Van Eck Total Return Fund into one investment vehicle. This merger will be accomplished as a statutory merger in which the two existing Funds are merged into a third Fund. This third Fund, as described more fully in the proxy, follows closely the investment objectives and strategies of the existing Mid Cap Value Fund. All three Funds seek long-term capital appreciation.

The third Fund, "Mid-Cap II," will be relatively more flexible in meeting its objective in that the Fund will not be focused on current income. Total Return Fund was required to maintain thirty percent of its assets in debt instruments. Mid Cap Value Fund sought a reasonable level of income. Consolidating these funds into Mid-Cap II should provide shareholders with significant economies of scale (such as lower fund expenses) and a similar, but more flexible, investment style that we believe will benefit the shareholders. Please note that the resulting entity, Mid-Cap II, would assume the name Van Eck Mid Cap Value Fund.

If you have any questions regarding John A. Levin's past performance record, or any questions related to this proxy, please call Van Eck Global's marketing desk at 1-800-826-2333.


     --------------------------------------------------------------------------
     JOHN A. LEVIN & CO., INC.

     o  founded in 1982; located in New York City

     o  approximately $12.6 billion in assets under management (as of 9/30/01)

     o  experienced portfolio management

     o  proven long-term value investment track record
     --------------------------------------------------------------------------


Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Mid-Cap I and Total Return Fund to be held on April 26, 2002 at 9:00 a.m. for the purpose of approval of new advisory and sub-advisory arrangements and a merger of both Funds into a third Fund through the Agreement and Plan of Reorganization.

PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY--IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Or, you may call the telephone number on your proxy card to use our convenient touch-tone voting system. Whatever method you choose, your vote is important. IT IS CRITICAL THAT A MAJORITY OF THE FUND'S OUTSTANDING SHARES VOTE. UNLESS A MAJORITY OF SHARES IS VOTED, THE FUND WILL INCUR ADDITIONAL EXPENSES SOLICITING SUFFICIENT VOTES TO HOLD THE MEETING. Your prompt attention in this matter benefits all shareholders. Thank you.



Sincerely,

 /s/ Derek van Eck

Derek van Eck
President

                               MID-CAP VALUE FUND
                        (formerly Growth and Income Fund)
                                TOTAL RETURN FUND
                                each a series of
                               VAN ECK FUNDS, INC
                    99 Park Avenue, New York, New York 10016
                         (212) 687-5200   1-800-826-2333

                    ----------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 26, 2002

                    ----------------------------------------

       A SPECIAL MEETING OF SHAREHOLDERS OF VAN ECK MID-CAP VALUE FUND (formerly Growth and Income Fund) ("MID-CAP I FUND") AND VAN ECK TOTAL RETURN FUND ("TOTAL RETURN FUND"), BOTH SERIES OF VAN ECK FUND, INC (THE "COMPANY"), will be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., New York Time, for the following purposes:

       (1)(a) (For Mid-Cap I Fund shareholders only) To approve an investment management agreement with Van Eck Associates Corporation.

       (1)(b) (For Total Return Fund shareholders only) To approve an investment management agreement with Van Eck Associates Corporation.

       (2)(a) (For Mid-Cap I Fund shareholders only) To approve an investment sub-advisory agreement with John A. Levin & Co., Inc.

       (2)(b) (For Total Return Fund shareholders only) To approve an investment sub-advisory agreement with John A. Levin & Co., Inc.

       (3) To consider and act upon a proposal to approve the Agreement and Plan of Reorganization dated May 1, 2002 providing for the merger of the Company with and into Van Eck Funds II, Inc. ("Van Eck II").

       (4) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

       Shareholders of record at the close of business on February 11, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                             By order of the Board of Directors

                                             /s/ Thomas H. Elwood

                                             Thomas H. Elwood
                                             Secretary

____________, 2002

                    ----------------------------------------

                             YOUR VOTE IS IMPORTANT!

                    ----------------------------------------

     WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE, DATE
               AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT/PROSPECTUS FOR FUTURE REFERENCE.

                               MID CAP VALUE FUND
                        (formerly Growth and Income Fund)
                                TOTAL RETURN FUND
                                each a series of
                               VAN ECK FUNDS, INC.
               99 Park Avenue, 8th Floor, New York, New York 10016
                         (212) 687-5200 . 1-800-826-2333

                               MID-CAP VALUE FUND
                                   a series of
                             VAN ECK FUNDS II, INC.
               99 Park Avenue, 8th Floor, New York, New York 10016
                         (212) 687-5200 . 1-800-826-2333

                     ---------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                              DATED ______ __, 2002
                        SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2002
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016

                     ---------------------------------------

                                  INTRODUCTION

       This Proxy Statement/Prospectus is furnished to the shareholders of Mid Cap Value Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund" and together with Mid-Cap I, the "Funds") in connection with the solicitation by the Board of Directors of Van Eck Funds, Inc. ("Van Eck I"), of which Mid-Cap I Fund and Total Return Fund are series, of proxies to be used at a special meeting of shareholders of Mid-Cap I Fund and Total Return Fund to be held on April 26, 2002 at 9:00 a.m., New York Time, or any adjournments thereof (the "Meeting"), (1a and b) to approve an investment management agreement with Van Eck Associates Corporation, (2a and b) to approve an investment sub-advisory agreement with John A. Levin & Co., Inc. and (3) to approve an Agreement and Plan of Reorganization (the "Plan"). Under the Reorganization, and according to the terms of the Plan, which has been approved by the Board of Directors of Van Eck I, Van Eck I will be merged with and into Van Eck Funds II, Inc. ("Van Eck II") with Van Eck II the surviving corporation. Under the Plan, the shares of Mid-Cap I Fund would be converted into a number of shares of Mid-Cap II Fund ("Mid-Cap II") with a value equal to the value of the net assets of Mid-Cap I Fund immediately prior to the effective time of the Reorganization. Each shareholder of Mid-Cap I Fund would receive a pro rata number of these whole and fractional shares of Mid-Cap II Fund based on the relative number of Mid-Cap I Fund shares held by the shareholder on the effective date of the Merger. Similarly, under the Plan, the shares of Total Return Fund would be converted into a number of shares of Mid-Cap II Fund with a value equal to the value of the net assets of Total Return Fund immediately prior to the effective time of the Merger. Each shareholder of Total Return Fund would receive a pro rata number of these whole and fractional shares of Mid-Cap II Fund based on the relative number of Total Return Fund shares held by the Shareholder on the effective date of the Merger.

       Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund are each portfolio series of open-end management investment companies. The Mid-Cap II Fund has an investment objective of long-term growth of capital. Mid-Cap I Fund has an investment objective of long-term growth by investing in a wide range of equity securities (stock) that will appreciate in value and generate a reasonable level of current income. The Total Return Fund has an investment objective of high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity and debt securities. Mid-Cap I Fund and Total Return Fund employ Van Eck Associates Corporation as their investment adviser. John A. Levin and Co., Inc. is the sub-adviser for both Mid-Cap I Fund and Total Return Fund.

Mid Cap II will employ Van Eck Associates Corporation as its investment adviser and John A. Levin and Co., Inc. as the sub-adviser. As used in this Prospectus/Proxy Statement, the term "adviser" refers to Van Eck Associates Corporation, as the context requires.

       This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that you should know about the Mid-Cap I, Mid-Cap II, and the Total Return Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "Funds" refers to the Mid-Cap I Fund and Total Return Fund, collectively, and the term "Company" refers to each of Van Eck I and Van Eck II. A copy of the form of prospectus for Mid-Cap II Fund is attached to this Proxy Statement/Prospectus as Exhibit B.

       A Prospectus and a Statement of Additional Information for the Mid-Cap I Fund and the Total Return Fund, dated May 1, 2001, as supplemented on May 1, 2001, September 24, 2001, December 12, 2001, January 1, 2002 and February 1, 2002 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Proxy Statement/Prospectus. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Van Eck Associates Corporation at 99 Park Avenue, New York, New York, 10016, or by telephoning Van Eck Associates Corporation toll-free at 1-800-826-1115.

       A Statement of Additional Information, dated March ___, 2002 relating to the proposed transactions described in this Proxy Statement/Prospectus has been filed with the SEC and is incorporated by reference in this Proxy Statement/Prospectus. Copies of this Statement of Additional Information, which includes a form of Statement of Additional Information for Mid-Cap II Fund may be obtained without charge by contacting Van Eck Associates Corporation at 99 Park Avenue, New York, New York, 10016, or by telephoning Van Eck Associates Corporation toll-free at 1-800-826-1115.

       The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information dated March ___, 2002 and other material incorporated by reference, together with other information regarding the Mid-Cap I, Total Return Fund and Mid-Cap II.

       This Proxy Statement/Prospectus constitutes the proxy statement of the Mid-Cap I Fund and Total Return Fund for the meeting and the prospectus for shares of the Mid-Cap II Fund that have been registered with the SEC and are being issued in connection with the Reorganization. This Proxy Statement/Prospectus is expected to first be sent to shareholders on or about March ___, 2002.

       The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (X) indicates which Fund's shareholders and classes are being solicited to approve which proposal.

        PROPOSAL                                 MID-CAP I     TOTAL RETURN FUND
        --------                                 ---------     -----------------

1. a.   Investment Management Agreement with
        Van Eck Associates Corporation              X

1. b.   Investment Management Agreement with
        Van Eck Associates Corporation                                  X

2. a.   Investment Sub-advisory Agreement with
        John A. Levin & Co., Inc.                   X

2. b.   Investment Sub-advisory Agreement with
        John A. Levin & Co., Inc.                                       X

3.      Agreement and Plan of Reorganization        X                   X


                                ----------------

THE SECURITIES OF THE MID-CAP II FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------


The date of this Proxy Statement/Prospectus is March ___, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE

SYNOPSIS .................................................................

PROPOSALS 1A AND 1B ......................................................

PROPOSALS 2A AND 2B ......................................................

PROPOSAL 3: THE REORGANIZATION ...........................................

PRINCIPAL RISK FACTORS ...................................................

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES .........................

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS .....................

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ..........................

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS ............................

FISCAL YEAR ..............................................................

MANAGEMENT ...............................................................

VOTING INFORMATION .......................................................

ADDITIONAL INFORMATION ...................................................

OTHER MATTERS ............................................................

FINANCIAL HIGHLIGHTS .....................................................

Exhibit A   Agreement and Plan of Reorganization

Exhibit B   Articles of Merger

Exhibit C   Form of Prospectus of Mid-Cap II Fund

Exhibit D   Proposed Advisory Agreement with
            Van Eck Associates Corporation

Exhibit E   Proposed Sub-Advisory Agreement with
            John A. Levin & Co., Inc.

Exhibit F   Form Proxy
            Total Return Fund

Exhibit G   Form Proxy
            Mid-Cap Value Fund

                                    SYNOPSIS

       Proposal 1(a), 1(b)


     In August 2001, Chubb Asset Managers Inc. ("Chubb") informed Van Eck Associates that it did not wish to continue to serve as investment adviser to Mid-Cap I Fund and Total Return Fund after December 31, 2001. On December 12, 2001 the Board of Directors approved an interim Investment Management Agreement dated January 1, 2002, (the "Existing Agreement") under which Van Eck Associates would replace Chubb as investment adviser to Mid-Cap I and Total Return Fund. The Existing Agreement was approved by the Board of Directors under Rule 15a-4(b)(1) of the Investment Company Act of 1940 (the "Investment Company Act"), which permits the board of directors to approve an interim advisory agreement with a term of up to 150 days without prior shareholder approval. Under the Existing Agreement, the Funds pay Van Eck Associates at an annual rate of .20% on assets of up to $200 million, .19% on the next $1.1 billion and .18% on assets in excess of $1.3 billion. The compensation payable to Van Eck Associates under the Existing Agreement is identical to the compensation that was previously payable to Chubb under a prior advisory agreement. The Existing Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Advisory Agreement (as defined below) and (ii) May 31, 2002.

       At a regular meeting of the Board of Directors held on December 12, 2001, the Directors, including the Directors who are not "interested persons" of the Company ("Independent Directors") considered and unanimously approved the Proposed Investment Advisory Agreement, the form of which is attached as Exhibit D (the "Proposed Advisory Agreement"). In considering the approval of the Proposed Advisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Proposed Advisory Agreement was in the best interests of the Funds and the shareholders of the Funds.

       Under the Proposed Advisory Agreement, Van Eck Associates will be compensated by Mid-Cap I Fund and Total Return Fund at an annual rate of .75 % of each Fund's average net assets. There are no breakpoints in the proposed fee structure.


       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002.

       Proposal 2(a), 2(b)

       At a regularly schedule meeting of the Board held on December 12, 2001 a majority of the Directors, including a majority of the Independent Directors, approved an interim investment sub-advisory agreement (the "Existing Sub-Advisory Agreement") with John A. Levin & Co., Inc., ("Levin"). A majority of the Directors, including a majority of the Independent Directors, also approved the proposed investment sub-advisory agreement with Levin, the form of which is attached as Exhibit E (the "Proposed Sub-Advisory Agreement").

       Under the Proposed Sub-Advisory Agreement Levin will be compensated by Van Eck Associates at an annual rate of .375% of average net assets. Levin has agreed to waive its sub-advisory fees through September 30, 2002. The Proposed Sub-Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue annually thereafter as long as its continuance is specifically approved annually by vote of the majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund or by the Board, including a majority of the non-interested Directors at a meeting called for the purpose of voting on such approval. The other terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Existing Sub-Advisory Agreement.

       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002.


       If proposals 1(a) and (b) are passed, the Funds' expenses before reimbursement will increase.


       Proposal 3

       The proposed Reorganization is the outcome of deliberations by the Boards of Directors of the two Companies. Van Eck Associates Corporation, the adviser to each of Van Eck I and Van Eck II, recommended that the Directors of each Company consider the benefits that the shareholders would realize from the Reorganization. After considering the specific reorganization proposal, the Directors of Van Eck I and Van Eck II, including the Independent Directors, at meetings held on January 31, 2002, respectively, unanimously approved the Plan.

       Summary of the Proposed Reorganization

       The Reorganization will be effected in accordance with the terms of an Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides for:


       o the merger of Van Eck I with and into Van Eck II with Van Eck II the surviving corporation and Van Eck I will be the accounting survivor

       o the conversion of shares of Mid-Cap I Fund into shares of Mid-Cap II Fund with an aggregate net asset value equal to the value of the net assets of Mid-Cap I Fund immediately prior to the Reorganization with shareholders of Mid-Cap I Fund receiving a pro rata number of such shares of Mid-Cap II Fund based on their relative holdings of Mid-Cap I Fund shares immediately prior to the Reorganization; and

       o the conversion of shares of Total Return Fund into shares of Mid-Cap II Fund with an aggregate net asset value equal to the value of the net assets of Total Return Fund immediately prior to the Reorganization with shareholders of Total Return Fund receiving a pro rata number of such shares of Mid-Cap II Fund based on their relative holdings of Total Return Fund immediately prior to the Reorganization.

       The Reorganization is anticipated to occur on or about May 1, 2002.

       The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

       o the receipt by each Company of an opinion of counsel as to the federal income tax consequences of the Reorganization; and

       o the approval of the Plan by the shareholders of Mid-Cap I Fund and Total Return Fund.

       o The approval of new Investment Management Agreement with Van Eck Associates Corporation and a new Investment Sub-Advisory Agreement with Levin by the shareholders of each of Mid-Cap I Fund and Total Return Fund as described in this Proxy Statement.

       The Plan provides that Mid-Cap I Fund and Total Return Fund will bear all costs and expenses of the Reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, and the solicitation of proxies.


       Investment Objectives and Principal Investment Strategies

       The investment objectives and principal investment strategies of Mid-Cap I, Mid-Cap II Fund, and Total Return Fund are as follows:

       o Mid-Cap II Fund has an investment objective of seeking long-term growth of capital. Mid-Cap I Fund has an investment objective of seeking long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income. The investment objective of the Total Return Fund is to seek to produce high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity securities.

       o Under normal market conditions Mid-Cap I Fund invests at least 80% of its total assets will be invested in common stocks, including preferred stocks and securities convertible into common stocks of mid cap companies. Mid-Cap I Fund has traditionally invested at least 50% of its assets in securities that have paid interest or dividends in the past 12 months. Mid-Cap I Fund focuses its investments on mid-cap companies.

          Under normal market conditions, Mid Cap II Fund invests at least o 80% of its total assets in common stocks and other equity securities including preferred stocks and securities convertible into common stock of mid-cap companies. Mid cap companies are companies generally having a market capitalization of greater than $1 billion and less than $10 billion. Mid-Cap II Fund uses a value strategy. Mid-Cap II Fund will not be subject to a strategy that requires a specified percentage of investments in income-producing securities.

          The principal strategy of the Total Return Fund is to invest between 30% and 70% of its assets in equity securities and other securities that can be exchanged for or converted into common stocks. The balance of the Total Return Fund is normally invested in U.S. government securities and corporate bonds. As a result of the strategy, Total Return Fund will under normal market conditions invest a minimum of 30% of its assets in fixed income securities. Consistent with its investment objective and principal investment strategy, Total Return Fund also focuses its investments in mid-cap companies.

          After the merger the Mid-Cap II Fund will invest in mid cap companies without an obligation to purchase income producing securities. Prior to the merger Mid-Cap I and Total Return Fund were required to maintain a percentage of their assets in income producing securities.

       See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" in the prospectus of Mid-Cap II, for further information on the similarities and differences between the investment objectives, policies and risks of the Mid-Cap II Fund and Mid-Cap I Fund and Total Return Fund. You can also find additional information in the form of Mid-Cap II Fund prospectus attached as an exhibit.

       Distribution and Purchase Arrangements

       Mid-Cap I Fund and Total Return Fund currently offer one class of shares:
Class A. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge of 5.75%.

       Mid-Cap II Fund will offer one class of shares: Class A. The Class A shares of Mid-Cap II Fund will be offered to the public under the same sales charge arrangements as the Class A shares of Mid-Cap I Fund and Total Return Fund. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore purchases of shares of Mid-Cap II Fund following the Reorganization will be subject to the applicable initial sales charge.

       Van Eck I has adopted a reimbursement type Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan of Distribution, Mid-Cap I Fund and Total Return Fund pay Van Eck Securities Corporation (the "Distributor") a Rule 12b-1 fee at an annual rate of up to .50% of average daily net assets. The Distributor uses a portion of the Rule 12b-1 fee for payments to agents or brokers who service shareholder accounts of Mid-Cap I Fund and Total Return Fund and the remainder for other actual promotional and distribution expenses incurred by the Distributor. Any Rule 12b-1 fee accrued by Mid-Cap I Fund and/or Total Return Fund in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses may not be retained by the Distributor. The Plan of Distribution does not provide for the payment of interest as a distribution expense or for the carry-forward of reimbursable or payable amounts under the Plan of Distribution to subsequent years. Van Eck II will adopt a Plan of Distribution for Mid-Cap II Fund that is substantially identical to the Plan of Distribution for Van Eck I.

       See "Comparative Information on Distribution Arrangements" for further information on the distribution arrangements of Mid-Cap I Fund and Total Return Fund and Mid-Cap II Fund. You can also find additional information on distribution arrangements for Mid Cap II Fund in the form of prospectus of Mid-Cap II Fund attached as an exhibit.

       Dividends and Distributions

       The dividend and distribution policies of Mid-Cap I Fund and Mid-Cap II Fund are substantially identical.

       o Mid-Cap I Fund and Mid-Cap II Fund distribute dividends and capital gains, if any, at least annually.

       o The Total Return Fund distributes dividends and short term capital gains, if any, quarterly and distributes long term capital gains, if any, at least annually.

       All dividends and distributions of the Mid-Cap I, Mid-Cap II Fund and Total Return Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on the dividend and distributions policy of Mid-Cap II Fund in the form of prospectus for Mid-Cap Value II Fund attached as Exhibit C.

       Exchange Privileges

       Shareholders of Total Return Fund and Mid-Cap I Fund may exchange shares, at net asset value, for shares of the same class of any of the other Van Eck Funds. Exchanges out of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization.

       Van Eck II intends to continue the policy of limiting exchanges out of Mid-Cap II Fund to six per calendar year. Van Eck II reserves the right to terminate, modify or impose a fee in connection with the exchange privilege.

       Redemption Procedures

       Shareholders of Mid-Cap I, Mid-Cap II Fund and Total Return Fund may redeem their Class A shares at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order in proper form. Redemption of shares of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, each Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone.

       Federal Tax Consequences of Proposed Reorganization

       At the closing of the Reorganization, Van Eck I and Van Eck II will receive an opinion of counsel, subject to customary assumptions and representations, that:

       o shareholders of Mid-Cap I Fund and Total Return Fund should recognize no gain or loss for federal income tax purposes on their receipt of shares of the Mid-Cap II Fund;

       o the aggregate tax basis of Mid-Cap II Fund shares, including any fractional shares, received by each shareholder of the Mid-Cap I Fund and Total Return Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the Mid-Cap I Fund and Total Return Fund shares held by such shareholder immediately prior to the Reorganization; and

       o the holding period of the Mid-Cap II Fund shares, including fractional shares, to be received by each shareholder of Mid-Cap I Fund and Total Return Fund should include the period during which the Mid-Cap I Fund and Total Return Fund shares exchanged therefor were held by such shareholder (provided that the Mid-Cap I Fund and Total Return Fund shares were held as a capital assets on the date of the Reorganization).

       See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

       Risk Factors

       An investment in Mid-Cap II Fund is subject to specific risks arising from the types of securities in which Mid-Cap II Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in Mid-Cap II Fund. There is no assurance that the Mid-Cap II Fund will meet its investment objective. An investment in the Mid-Cap II Fund is subject to many of the same risks as an investment in Mid-Cap Fund or Total Return Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Mid-Cap II Fund.


       Mid-Cap Companies


       Because each of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund invest in mid-cap companies, each fund is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       Value Strategy

       The principal risk of investing in value stocks is that they may never reach what Mid-Cap II Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore Mid-Cap II's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

       Foreign Securities

       Since Mid-Cap II, Total Return Fund and Mid-Cap II Fund invest up to 20% of their assets in foreign securities, any risks inherent in such investments are applicable to all three Funds. Since investments in foreign companies will frequently involve currencies of foreign countries, and since these Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

       Management and Other Service Providers

Van Eck Associates serves as investment manager and administrator to Mid-Cap I Fund and Total Return Fund. Levin serves as sub-adviser to each Fund. Investment and trading decisions for Mid-Cap I Fund and Total Return Fund are made by Levin. The portfolio managers for each Fund primarily responsible for the day-to-day decisions are John W. Murphy and Daniel M. Theriault. Van Eck Associates will also serve as investment manager and administrator to Mid-Cap II Fund. Levin will also serve as sub-adviser to Mid-Cap II Fund.

       Comparative Fee Tables

       The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in Class A shares of each fund. Each table also includes pro forma information for Mid-Cap II Fund resulting from the Reorganization assuming the Reorganization took place on January 11, 2002, and after adjusting such information to reflect the Management Fees and Administration Fees that will be in effect immediately prior to the Reorganization if stockholders approve the new investment management agreement with Van Eck Associates and new investment sub-advisory agreement with Levin. The expense information for Total Return Fund and Mid-Cap I Fund is annualized based upon expenses for the 11 day period ended January 11, 2002.

SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    Pro Forma
                                                   Total Return     Mid-Cap II
                                       Mid-Cap I       Fund            Fund
                                        Class A       Class A        Class A
                                       ---------   ------------    -------------

Maximum Sales Charge (imposed on
purchases as a percentage of
offering price)                         5.75%            5.75%           5.75%
Maximum Deferred Sales Charge
(as a percentage)                       None          None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management Fees                         0.90%(a)      0.90%(a)        0.90(a)
Distribution (12b-1 Fees)               0.50%(b)      0.50%(b)        0.50%(b)
Other Expenses                          0.82%         0.88%           0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES    2.22%(c)      2.28%(c)        2.06%(c)

(a) Reflects the Management Fee and Administration Fee that will apply if proposals 1(a), 1(b), 2(a) and 2(b) are approved. Management Fees and Administrative Fees for Mid-Cap I Fund and Total Return Fund are currently 0.2% and 0.45% respectively for each Fund.

(b) Distribution (12b-1 Fees) represent an asset-based sales charge that, for a long-term shareholder may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(c) The adviser has voluntarily agreed to temporarily waive a portion of its management fee and if necessary, to bear certain expenses associated with operating each of Total Return Fund and Mid-Cap I Fund in order to limit Total Annual Operating Expenses for each fund to an annual rate of 1.35% of average net assets. The Adviser has voluntarily agreed to temporarily waive a portion of its management fee and if necessary, to bear certain expenses associated with operating Mid-Cap II Fund to an annual rate of 1.35% of average net assets plus 12b-1 reimbursements. These temporary waivers and expense provisions may be discontinued at any time at the discretion of the Adviser.


       The following table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

EXPENSE EXAMPLE

WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                               1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Mid-Cap I                      [$787]      [$1,229]      [$1,696]     [$2,982]
Total Return Fund              [$793]      [$1,246]      [$1,725]     [$3,040]
Pro Forma Mid-Cap II Fund      [$772]      [$1,184]      [$1,620]     [$2,827]

       The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.


PROPOSALS 1A (FOR MID-CAP I FUND SHAREHOLDERS ONLY) AND 1B (FOR TOTAL RETURN FUND SHAREHOLDERS ONLY)

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT WITH VAN ECK ASSOCIATES CORPORATION


       In August 2001, Chubb Asset Managers Inc. ("Chubb") informed Van Eck Associates Corporation ("Van Eck Associates") that it did not wish to continue to serve as investment adviser to Mid-Cap I Fund and Total Return Fund effective December 31, 2001. After December 12, 2001, the Board of Directors approved an interim investment management agreement (the "Existing Agreement") under which Van Eck Associates would replace Chubb as investment adviser to Mid-Cap I Fund and Total Return Fund. The Existing Agreement was approved by the Board of Directors under Rule 15a-4(b)(1) of the Investment Company Act, which permits the board of directors to approve an interim advisory agreement with a term of up to 150 days without prior shareholder approval. Under the Existing Agreement, the Funds pay Van Eck Associates at an annual rate of .20% on assets of up to $200 million, .19% on the next $1.1 billion and .18% on assets in excess of $1.3 billion. The compensation payable to Van Eck Associates under the Existing Agreement is identical to the compensation that was previously payable to Chubb under a prior advisory agreement. The Existing Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Advisory Agreement (as defined below) and (ii) May 31, 2002.


       The Existing Agreement provides that Van Eck Associates will not be liable except for its willful misfeasance, bad faith or negligence in the performance of its duties, reckless disregard of its obligations and duties under the Existing Agreement or violation of any law.

INFORMATION REGARDING VAN ECK ASSOCIATES

       Van Eck Associates, 99 Park Avenue 8th Floor, New York, New York 10016 has been an investment adviser since 1955. Van Eck Associates currently advises 9 portfolio series of registered investment companies, as well as separate accounts and hedge funds. Van Eck Associates is currently the administrator of the Funds. As of December 31, 2001 aggregate assets under management were approximately $900,000,000. Van Eck Securities Corporation, a wholly-owned subsidiary of Van Eck Associates serves as distributor of shares of the Funds and receives fees under the Distribution Plan. For the fiscal year ended December 31, 2001, the Mid-Cap I Fund and Total Return Fund paid Van Eck Associates $268,240 and $127,018 in administrative fees and $298,044 and $141,131 fees under the Distribution Plan, respectively.

       The name, address and principal occupation of the principal executive officer and each director of Van Eck Associates is as follows:

                             DIRECTORS AND OFFICERS
                             ----------------------

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
John C. van Eck         Chairman         Since 1997    Chairman, Van Eck         Van Eck Funds, Inc.       Chairman of the
(86)                      and                          Associates Corporation    (2); Van Eck Funds        Board and President
                        Director                       and Van Eck Securities    (6); Worldwide            of two other invest-
                                                       Corporation               Insurance Trust (4)       ment companies
                                                                                                           advised by the
                                                                                                           Adviser
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Jeremy H. Biggs         Director         Since 1997    Vice Chairman, Director   Van Eck Funds, Inc.       Trustee/Director of
(65)                                                   and Chief Investment      (2); Van Eck Funds        two other investment
                                                       Officer, Fiduciary Trust  (6); Worldwide            companies advised
                                                       Company International     Insurance Trust (4)       by the Adviser;
                                                                                                           Chairman, Davis Funds
                                                                                                           Group; Treasurer and
                                                                                                           Director, Royal Oak
                                                                                                           Foundation; Director,
                                                                                                           Union Settlement
                                                                                                           Association; First
                                                                                                           Vice President, Trustee
                                                                                                           and Chairman, Finance
                                                                                                           Committee, St. James
                                                                                                           School
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman       Director         Since 1997    Private investor          Van Eck Funds, Inc.       Trustee/Director of
(66)                                                                             (2); Van Eck Funds        two other investment
                                                                                 (6); Worldwide            companies advised
                                                                                 Insurance Trust (4)       by the Adviser
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger   Director         Since 1997    President, SmartBrief.    Van Eck Funds, Inc.       Trustee of two other
(43)                                                   com                       (2); Van Eck Funds        investment companies
                                                                                 (6); Worldwide            advised by the Adviser;
                                                                                 Insurance Trust (4)       Partner and Co-founder,
                                                                                                           Quest Partners, LLC;
                                                                                                           Executive Vice President,
                                                                                                           Chief Operating Officer
                                                                                                           and Director of NuCable
                                                                                                           Resources Corporation
----------------------------------------------------------------------------------------------------------------------------------
Richard Cowell***       Director         Since 2002                              Van Eck Funds             Trustee of other
(74)                                                                             (6); Worldwide            investment companies
240 El Vedado Way                                                                Insurance Trust (4)       advised by the Adviser;
Palm Beach, FL 33480                                                                                       Private investor;
                                                                                                           Director, West Indies &
                                                                                                           Carribean Development
                                                                                                           Ltd. (real estate)
----------------------------------------------------------------------------------------------------------------------------------
Philip D. DeFeo***      Director         Since 2002                              Van Eck Funds             Trustee of other
(55)                                                                             (6); Worldwide            investment companies
301 Pine Street                                                                  Insurance Trust (4)       advised by the Adviser;
San Francisco, CA 94104                                                                                    Chairman, Pacific Stock
                                                                                                           Exchange; former
                                                                                                           President, Van Eck
                                                                                                           Associates Corporation
                                                                                                           and Van Eck Securities
                                                                                                           Corporation
----------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters***      Director         Since 2002                              Van Eck Funds             Trustee of other
(72)                                                                             (6); Worldwide            investment companies
1350 Beverly Road                                                                Insurance Trust (4)       advised by the Adviser;
McLean, VA 22101                                                                                           Director, Sun Life
                                                                                                           Insurance and Annuity
                                                                                                           Company of New York;
                                                                                                           Director, U.S. Life
                                                                                                           Income Fund.
----------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck***       Director         Since 2002                              Van Eck Funds             Officer and Director,
(38)                                                                             (6); Worldwide            Van Eck Associates
99 Park Avenue                                                                   Insurance Trust (4)       Corporation, Van Eck
New York, NY 10016                                                                                         Securities Corporation
                                                                                                           and other affiliated
                                                                                                           companies
----------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck***     Director         Since 2002                              Van Eck Funds             Officer and Director,
(37)                                                                             (6); Worldwide            Van Eck Associates
99 Park Avenue                                                                   Insurance Trust (4)       Corporation, Van Eck
New York, NY 10016                                                                                         Securities Corporation
                                                                                                           and other affiliated
                                                                                                           companies

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Bruce J. Smith          Vice President   Since 1997    Senior Vice President     Van Eck Funds, Inc.       Officer of two other
(47)                    and Controller                 and Chief Financial       (2); Van Eck Funds        investment companies
                                                       Officer, Van Eck          (6); Worldwide            advised by the Adviser
                                                       Associates Corporation;   Insurance Trust (4)
                                                       Senior Managing
                                                       Director, Van Eck
                                                       Securities Corporation


                                           TERM OF          PRINCIPAL                 NUMBER OF                 OTHER
                                         OFFICE(2) AND     OCCUPATIONS                FUNDS IN               DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST               FUND COMPLEX               HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS                TRUSTEE/OFFICER         TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Elwood      Vice President     Since 1998    Vice President, Secretary   Van Eck Funds, Inc.     Officer of two other
(54)                  and Secretary                    and General Counsel,        (2); Van Eck Funds      investment companies
                                                       Van Eck Associates          (6); Worldwide          advised by the
                                                       Corporation, Van Eck        Insurance Trust (4)     Adviser
                                                       Securities Corporation
                                                       and other affiliated
                                                       companies
------------------------------------------------------------------------------------------------------------------------------------
Alex Bogaenko         Officer            Since 1997    Director of Portfolio       Van Eck Funds, Inc.     Controller of two
(39)                                                   Administration, Van         (2); Van Eck Funds      other investment
                                                       Eck Associates              (6); Worldwide          companies advised
                                                       Corporation and Van         Insurance Trust (4)     by the Adviser
                                                       Eck Securities
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
Susan Lashley         Officer            Since 1997    Managing Director,          Van Eck Funds, Inc.     Vice President of
(47)                                                   Mutual Fund                 (2); Van Eck Funds      another investment
                                                       Operations, Van Eck         (6); Worldwide          company advised
                                                       Securities Corporation      Insurance Trust (4)     by the Adviser
------------------------------------------------------------------------------------------------------------------------------------

------------------
(1) The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.

* John C. van Eck is an interested director as he owns shares and is on the Board of Directors of the investment adviser.

***  To be elected to the Board prior to the Reorganization.

       The following officers of the Company are also officers, employees, directors or shareholders of Van Eck Associates:

-------------------------- ----------------- -----------------------------------
                           Position with
Name and Address           the Fund          Position with Van Eck Associates
-------------------------- ----------------- -----------------------------------
John C. Van Eck (86)       Chairman          Chairman of the Board
99 Park Avenue             of the Board
New York, New York 10016
-------------------------- ----------------- -----------------------------------

Bruce J. Smith (47)        Vice President    Chief Financial Officer of Van Eck
99 Park Avenue             and Treasurer     Associates, Senior Vice President
New York, New York 10016

-------------------------- ----------------- -----------------------------------
Thomas H. Elwood (54)      Vice President    Vice President, General Counsel
99 Park Avenue             and Secretary     and Secretary
New York, New York 10016
-------------------------- ----------------- -----------------------------------

Susan Lashley (47)         Vice President    Managing Director, Mutual Fund
99 Park Avenue                               Operations
New York, New York 10016
-------------------------- ----------------- -----------------------------------
Alex Bogaenko (39)         Controller        Director of Portfolio
99 Park Avenue                               Administration
New York, New York 10016
-------------------------- ----------------- -----------------------------------

         The Van Eck family currently owns 100% of the shares of Van Eck Associates. The outstanding securities of Van Eck Associates are held by John C. van Eck; Sigrid van Eck; Jan van Eck and Derek van Eck, all of whom are directors of Van Eck Associates and currently own in excess of 10% of the outstanding voting securities of Van Eck Associates. The address for these directors is 99 Park Avenue, New York, New York 10016.

PROPOSED ADVISORY AGREEMENT

         At a regular meeting of the Board of Directors held on December 12, 2001, a majority of the Directors, including a majority of the Independent Directors considered and unanimously approved the Proposed Investment Advisory Agreement for both Funds, the form of which is attached as Exhibit D (the "Proposed Advisory Agreement"). In considering the approval of the Proposed Advisory Agreement, the Directors, including the non-interested Directors, considered whether the approval of the Proposed Advisory Agreement was in the best interests of the Funds and the shareholders of the Funds. At the meeting, the Directors reviewed materials furnished by Van Eck Associates and met with representatives of Van Eck Associates. Among other things, the Directors considered the investment philosophy and style of Van Eck Associates its relative performance record and its personnel.

        The Directors noted that Van Eck Associates intended to engage Levin as sub-adviser to the Funds, and that Levin intended to manage the Funds using a mid-cap value strategy. At the meeting, the Board was presented with certain comparative information on advisory fees paid by other mutual funds managed with a mid-cap value strategy, which indicated that the advisory fees payable under the Proposed Advisory Agreement would fall in the middle of the second quartile (as ranked from highest to lowest fees). Van Eck Associates also informed the Board that it intended but is not required to maintain the current fee waiver and reimbursement arrangements that limit the total expenses of the Funds. Van Eck Associates also informed the Directors that Van Eck

Associates would reduce the administrative fees payable by the Funds to Van Eck Associates from an effective annual rate of .45% of average net assets to 0.15% of average net assets if the Proposed Advisory Agreement is approved.


       The table below sets forth the name of other mutual funds with similar investment objectives to the Funds that are managed by Van Eck Associates, the fee charged by Van Eck Associates as a percentage of average daily net assets and the net assets of the mutual fund as of December 31, 2001.

                                       ANNUAL RATE OF              NET ASSETS AT
         NAME OF MUTUAL FUND            COMPENSATION                 12/31/01
         -------------------           --------------              -------------
         Asia Dynasty Fund                  0.75%                  $ 15,442,103
         Global Leaders Fund                0.75%                  $ 15,877,290
         Worldwide Emerging
         Markets Fund                       1.00%                  $134,424,047



TERMS OF THE PROPOSED ADVISORY AGREEMENT


         Under the Proposed Advisory Agreement, Van Eck Associates will be compensated by Mid-Cap I Fund and Total Return Fund at an annual rate of .75 % of the Fund's average net assets. There are no breakpoints in the proposed fee structure.


       The Proposed Advisory Agreement recognizes that Van Eck Associates and/or Levin may, from time to time, engage sub-advisors to provide investment advisory services to the Funds. Van Eck Associates is responsible for compensating sub-advisers for services to the Funds.

Duration and Termination

       The Proposed Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) or by the Board, including the approval by a majority of Independent Directors, at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement may be terminated without the payment of any penalty by the vote of the Board of Directors, or by the vote of a majority of the outstanding shares of the Funds on 60 days written notice to Van Eck Associates. The Proposed Advisory Agreement may also be terminated by Van Eck Associates on 60 days written notice to the Fund. The Proposed Advisory Agreement will also terminate automatically in the event of its assignment.

         The Proposed Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Van Eck Associates will not be liable for any act or omission in connection with its activities as Investment Manager to the Funds.

         The Proposed Advisory Agreement does not require Van Eck Associates to provide administrative services to either Fund. Currently, the Funds separately contract with Van Eck Associates to provide these services for a fee of .45% of average net assets up to $200 million .41% of average net assets of the next $1.1 billion and .37% of average net assets over $1.3 billion. Van Eck Associates has agreed to reduce its fee for administrative services to an annual rate of 0.15% of its average daily net assets if the Proposed Advisory Agreement is approved by shareholders.

         If the Proposed Advisory Agreement is approved, the Management and Administrative fees payable by the Funds to Van Eck Associates will change as follows:

                                                     Proforma
                         Mid-Cap I   Total Return   Mid-Cap II
                         ---------   ------------   ----------
Up To $200 million         0.65%         0.65%         0.90%
Next $1.1 billion          0.60%         0.60%         0.90%
Over $1.3 billion          0.55%         0.55%         0.90%

         As a percentage the new fees are an increase of 38%.

    THE PROPOSED INVESTMENT ADVISORY AGREEMENT TO WHICH THIS PROXY MATERIAL RELATES CONTAINS TERMS WHICH PROVIDE FOR HIGHER MANAGEMENT FEES THAN THE
                          EXISTING ADVISORY AGREEMENT.

       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002. If the proposal is not approved by shareholders of a Fund, the Board will consider what alternatives, including alternative advisory arrangements, are in the best interests of the Funds and their shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSALS 2A (FOR MID-CAP I FUND SHAREHOLDERS ONLY) AND 2B (FOR TOTAL RETURN SHAREHOLDERS ONLY)

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH JOHN A. LEVIN AND CO.
INC.

         At a regularly scheduled meeting of the Board held on December 12, 2001 the Directors, including the Independent Directors, unanimously approved an interim investment sub-advisory agreement for both Funds (the "Existing Sub-Advisory Agreement") with John A. Levin & Co., Inc., ("Levin").

       Under the Existing Sub-Advisory Agreement Van Eck Associates has agreed to pay Levin a sub-advisory fee at an annual rate of .20% of the first $200 million of average daily net assets, .19% of the next $1.1 billion of average daily net assets and .18% of assets in excess of $1.3 billion. Levin has agreed to waive all sub-advisory fees through September 30, 2002. The Existing Sub-Advisory Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Sub-Advisory Agreement (as defined below) and
(ii) May 31, 2002. The Existing Sub-Advisory Agreement provides that Levin is not liable except for its willful misconduct, negligence, or bad faith in the performance of its duties under the Existing Sub-Advisory Agreement.

       The Existing Sub-Advisory Agreement for both Funds may be terminated without payment of any penalty by the vote of the majority of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to Levin or by Van Eck Associates or Levin at any time upon 60 days' notice to the other parties. The Existing Sub-Advisory Agreement will terminate automatically in the event of its assignment.

Proposed Sub-Advisory Agreement

       At a regular meeting of the Board of Directors held on December 12, 2001, the Directors, including the Independent Directors, unanimously approved the proposed investment sub-advisory agreement for both Funds with Levin, the form of which is attached as Exhibit E (the "Proposed Sub-Advisory

Agreement"). In considering the approval of the Proposed Sub-Advisory Agreement, the Directors reviewed materials furnished by Levin and met with a representative of Levin. Among other things, a representative of Levin provided an overview of Levin's experience, investment process and personnel. Levin also provided the Directors with information on the performance of Levin's mid-cap value composite, which has outperformed its benchmark index since its inception in 1999.

       Under the Proposed Sub-Advisory Agreement Levin will be compensated by Van Eck Associates at an annual rate of .375% of average net assets. Levin has agreed to waive its sub-advisory fees through September 30, 2002. The Proposed Sub-Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue annually thereafter as long as its continuance is specifically approved annually by vote of the majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Fund or by the Board, including a majority of the non-interested Directors at a meeting called for the purpose of voting on such approval. The other terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Existing Sub-Advisory Agreement.

       Levin, together with its predecessors, have provided investment advisory services to clients since 1982. Levin is an indirect, wholly owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of Levin include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit sharing funds. Levin currently manages approximately $12.6 billion in assets for its clients.

       The table below sets forth the names of other mutual funds with similar investment objectives to the Fund for which Levin serves as adviser or sub-adviser, the fees charged by Levin as a percentage of average daily net assets and the net assets of the Fund as of December 31, 2001:

--------------------------------------------------------------------------------
                                                                  Approximate
                              Annual Rate of    Adviser or     Net Assets as of
    Name of Mutual Fund        Compensation     Sub-Adviser    December 31, 2001
--------------------------------------------------------------------------------
Levco Equity Value Fund           0.85%        Adviser           $24.2 million
--------------------------------------------------------------------------------
Vanguard Equity Income Fund       0.437%       Adviser           $490.5 million
--------------------------------------------------------------------------------
Mainstay Research Value Fund      0.425%       Sub-Adviser       $57.7 million
--------------------------------------------------------------------------------
Large company Stock Value
Fund of Charter Funds Series
of CIGNA Funds Group              0.30%        Sub-Adviser       $415.9 million
--------------------------------------------------------------------------------
CIF Core Equity Fund
of Common fund
Institutional Funds               0.375%       Sub-Adviser       $25.4 million
--------------------------------------------------------------------------------


       The following sets forth the name, title and principal occupations of the principal executive officers and each director of Levin.


--------------------------------------- -----------------------
     Name                   Title at Levin
---------------------------------------------------------------
John A. Levin*              Chairman and CEO
---------------------------------------------------------------
Gregory T Rogers*           Chief Operating Officer, Executive
                            Vice President
---------------------------------------------------------------
Glenn A. Aigen*             Senior Vice President and Chief
                            Financial Officer
---------------------------------------------------------------
Norris Nissim               Vice President and General Counsel
---------------------------------------------------------------

* Directors at John A. Levin & Co., Inc.

       If approved by shareholders, the Proposed Sub-Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002. If the proposal is not approved by shareholders of the Funds the Board will consider what alternatives, including alternative sub-advisory arrangements are in the best interests of the Fund and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3 THE REORGANIZATION

       The following is a summary of the significant terms of the Plan which has been considered and approved by the Directors of the Company at a meeting held on January 31, 2002. A copy of the Plan is attached to this Proxy
Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

       Under the Plan, Van Eck I will be merged with and into Van Eck II, with Van Eck II the surviving corporation. The shares of Mid-Cap I Fund will be converted into a number of Class A shares of Mid-Cap II Fund with a net asset value equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on the closing date of the Reorganization (the "Valuation Time"). Under the Plan, each shareholder of Mid-Cap I Fund would receive a pro rata number of the shares of Mid-Cap II Fund based on the relative number of Mid-Cap I Fund shares held by the shareholder on the closing date of the Reorganization. Similarly, under the Plan, the Class A shares of Total Return Fund would be converted into a number of shares of Mid-Cap II Fund with a net asset value equal to the value of the net assets of Total Return Fund on the closing date of the Reorganization. Each shareholder of Total Return Fund would receive a pro rata number of these whole and fractional shares of Mid-Cap II Fund based on a relative number of Total Return Fund shares held by the shareholder on the closing date of the Reorganization.

       The value of the net assets of Total Return Fund and Mid-Cap I Fund and the net asset value of the shares of Mid-Cap II Fund will be determined at the Valuation Time using the valuation procedures set forth in Mid-Cap II's then current prospectus and statement of additional information.

       No sales charge or fee of any kind will be charged to the shareholders of Mid-Cap I Fund or Total Return Fund in connection with the Reorganization. The closing of the Reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the Plan (currently anticipated to occur on or about May 1, 2002), or such other date as the parties may agree.

       At or prior to the closing date of the Reorganization, each of Mid-Cap I Fund and Total Return Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of each Fund all of the Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

       All of the expenses of the Reorganization, including without limitation, legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to a particular Fund be borne by the Fund. Expenses that are not directly attributable to a Fund will be allocated pro rata based on the respective net assets of each Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

       Approval of the Plan requires approval of a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund.

       The Plan authorizes Van Eck Associates, as the sole shareholder of Mid-Cap II Fund prior to the Reorganization to:

o elect John C. van Eck, Jeremy H. Biggs, Richard Stamberger, Richard Cowell, Philip DeFeo, Ralph Peters, Jan van Eck, Derek van Eck and David J. Olderman as the directors of the Maryland Corporation; and

o  approve an investment management agreement with Van Eck Associates; and

o  approve an investment subadvisory agreement with Levin; and

o ratify the selection of Ernst & Young as the independent accountants for Mid-Cap II Fund.

The terms and conditions of the investment management agreement and investment subadvisory agreement to be approved by the sole shareholder are identical to those described in proposals 1a and 1b and 2a and 2b.

       The Plan may be amended at any time prior to the closing date with respect to any of the terms therein except that, following the meeting of the shareholders of Mid-Cap I Fund or Total Return Fund, no such amendment may have the effect of changing the provisions of the Plan determining the number of Mid-Cap II Fund shares to be issued to Mid-Cap I Fund or Total Return Fund shareholders to their detriment without their further approval. The obligations of Mid-Cap II, Total Return Fund and Mid-Cap II Fund are subject to various conditions, including approval of the new investment management agreement with Van Eck Associates and new investment sub-advisory agreements with Levin by shareholders of Mid-Cap I Fund and Total Return Fund as described in this Proxy Statement/Prospectus, approval of the Plan by the shareholders of Mid-Cap I Fund and Total Return Fund, and receipt of an opinion from Goodwin Procter LLP regarding the federal income tax consequences of the Reorganization.

Reasons for the Reorganization

       The proposed Reorganization is the outcome of deliberations by the Boards of Directors of the Companies. Van Eck Associates, the adviser to each of the Funds, recommended that the Directors of each Company consider the benefits that shareholders would realize if Mid-Cap I Fund were to be combined with the Total Return Fund. Management noted that both Mid Cap I Fund and Total Return Fund have experienced slow sales in recent years and that the net assets of both Funds have declined. Further, the net assets of each Fund significantly declined in January 2002 when the Chubb Corporation redeemed its holdings in each Fund, which represented in excess of 50% of the then outstanding shares of each Fund. Management believes that combining the two Funds would offer an improved opportunity to market the combined fund to additional investors and produce potential economies of scale that will benefit shareholders of both Funds.

       In the course of their review of the proposed Reorganization, the Boards of Directors noted that the Reorganization would be a means of combining two Funds with the same adviser and sub-adviser and would permit the shareholders of each Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Boards of Directors considered a number of additional factors, including the following:

       o the total expense ratio of the combined Mid Cap II Fund following the Reorganization is projected to be lower than the current total expense ratio of each of Mid-Cap I Fund and Total Return Fund;

       o the Reorganization provides for continuity of advisory, distribution and shareholder servicing arrangements;

       o the Reorganization should not result in the recognition of any gain or loss for federal income tax purposes either to the Mid-Cap I Fund or the Total Return Fund or to the shareholders of either of the Funds; and

       o the Reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base. At only $20,084,782 and $11,681,765 million in net assets (as of January 22, 2002), the fixed costs of the Mid-Cap I Fund and Total Return Fund are spread over that relatively small asset base.

       After considering these and other factors, the Board of Directors of Van Eck I, including the Independent Directors, unanimously concluded at a meeting held on January 31, 2002 that the Reorganization would be in the best interests of the Mid-Cap I, Total Return Fund and their shareholders and that the interests of existing shareholders of each Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of Van Eck I then unanimously voted to approve the Plan and authorize the officers of each Fund to submit the Plan to shareholders for consideration.

       At a meeting held on January 31, 2002, the Board of Directors of Van Eck II, including the Independent Directors, also unanimously concluded that the reorganization would be in the best interests of Mid-Cap II Fund. The Board of Directors of Van Eck II unanimously voted to approve the Plan.

       Federal Income Tax Consequences

       As a condition to closing, Goodwin Procter LLP counsel to Mid-Cap I, Mid-Cap II Fund and Total Return Fund must opine to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

       (1) Reorganization, consisting of the merger of Van Eck I (the portfolio series of which are Mid-Cap I Fund and Total Return
              Fund) with and into Van Eck II (the sole portfolio series of which is Mid-Cap II Fund) should constitute one or more "reorganizations" within the meaning of Section 368(a) of the Code; Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund should each be a "party to a reorganization" within the meaning of
              Section 368(b) of the Code;

       (2) no gain or loss should be recognized by Mid-Cap I Fund and Total Return Fund as a result of the Reorganization;

       (3) the tax basis of Mid-Cap I Fund and Total Return Fund's former assets should be the same to Mid-Cap II Fund as the tax basis of such assets to Mid-Cap I Fund and Total Return Fund immediately prior to the Reorganization, and the holding period of the former assets of Mid-Cap I Fund and Total Return Fund in the hands of the Mid-Cap II Fund should include the period during which those assets were held by Mid-Cap I Fund and Total Return Fund;

       (4) no gain or loss should be recognized by Mid-Cap II Fund as a result of the Reorganization;

       (5) no gain or loss should be recognized by shareholders of Mid-Cap I Fund and Total Return Fund upon the receipt of Mid-Cap II Fund shares by such shareholders, provided such shareholders receive solely Mid-Cap II Fund shares (including fractional shares) in exchange for their Mid-Cap I Fund and Total Return Fund shares; and

       (6) the aggregate tax basis immediately after the Reorganization of the Mid-Cap II Fund shares, including any fractional shares, received by each shareholder of Mid-Cap I Fund and Total Return Fund pursuant to the Reorganization should be the same as the aggregate tax basis of Mid-Cap I Fund and Total Return Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Mid-Cap II Fund shares, including fractional shares, to be received by each shareholder of Mid-Cap I Fund and Total Return Fund should include the period during which Mid-Cap I Fund and Total Return Fund shares exchanged therefor were held by such shareholder (provided that the Mid-Cap I Fund and Total Return Fund shares were held as a capital assets on the date of the Reorganization).

       The receipt of such an opinion is a condition to the consummation of the Reorganization. The Companies have not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If reorganizations under the Code, each Mid-Cap I Fund and Total Return Fund shareholder generally will recognize gain or loss equal to the difference between the value of the Mid-Cap II Fund shares such shareholder acquires and the tax basis of such shareholder's Mid-Cap I Fund or Total Return Fund shares exchanged therefor.

       Shareholders of each Fund should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult their tax advisers as to state and local tax consequences, if any, of the reorganization.

       Capitalization


       The following table sets forth the capitalization of the Mid-Cap I, and Total Return Fund, and on a pro forma basis for the Mid-Cap II Fund as of January 18, 2002 giving effect to the proposed Reorganization.

       The   following   table  sets  forth,   as  of  January  18,  2002,   the
capitalization of Total Return Fund and Mid-Cap I Fund (Class A shares).

                                                                     PRO FORMA
                               Total Return                       REORGANIZATION
                                   Fund           Mid-Cap I         Mid-Cap II
                               ------------      -----------      --------------
Total Net Assets                $11,801,786      $20,236,117       $32,037,903
Shares Outstanding              862,577          1,157,556         1,832,641
Net Asset Value Per Share       $13.68           $17.48            $17.48

       The table set forth above should not be relied on to determine the number of Mid-Cap II Fund shares to be received in the Reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Mid-Cap I Fund and Total Return Fund at the time of the Reorganization.

       Historical Performance Information

       The following table sets forth the average annual total return of the Class A shares of Mid-Cap I Fund and Total Return Fund for the periods indicated.


                        Average Annual Total Returns for
                           Periods Ending 12/31/01(a)

     FUND NAME                   1 YEAR             5 YEARS             10 YEARS
     ---------                   ------             -------             --------
Mid Cap I Fund

Return Before Taxes              (14.31)%            2.23%                8.12%
Return After Taxes on
  Distribution                   (18.23)%           (0.14)%               89.72%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                    (11.71)%            5.16%                89.03%

Total Return Fund

Return Before Taxes               (5.80)%            6.12%                 9.12%
Return After Taxes on
  Distribution                   (12.57)%           11.60%                92.74%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                     (6.50)%           18.52%                97.77%

S&P 500 Index
 Return Before Taxes (%) (b)    (11.88%)             10.69%               12.91%

       Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

       (a) The average annual return for Mid-Cap I Fund and Total Return Fund in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares.

       (b) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

       The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                             PRINCIPAL RISK FACTORS

       The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Mid-Cap II Fund as contrasted with those associated with the Mid-Cap I Fund and Total Return Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectus and Statement of Additional Information of the Mid-Cap Fund I and Total Return Fund and the form of Prospectus and Statement of Additional Information of Mid-Cap II.

       General

       An investment in the Mid-Cap II Fund is subject to specific risks arising from the types of securities in which the Mid-Cap II Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Mid-Cap II Fund. There is no assurance that the Mid-Cap II Fund will meet its investment objective.

       Mid-Cap Companies

       Because each of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund invest in mid-cap companies, each fund is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       Value Strategy

       The principal risk of investing in value stocks is that they may never reach what Mid-Cap II Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore Mid-Cap II's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

       Foreign Securities

       Since Mid-Cap II, Total Return Fund and Mid-Cap II Fund invest up to 20% of their assets in foreign securities, any risks inherent in such investments are applicable to all three Funds. Since investments in foreign companies will frequently involve currencies of foreign countries, and since these Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social stability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees, which could reduce the yield on such securities.

Portfolio Turnover

       Due to its trading strategies, Mid-Cap II Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transactions costs (which are paid by the Fund) and may generate short-term capital gains (on which a shareholder will pay taxes, even if the shareholder does not sell any shares by year-end).

       See "Risk Factors" in the Mid-Cap I Fund and Total Return Fund Prospectus and the Form of Prospectus for Mid-Cap II Fund and "Investment Objectives and Policies" in the Mid-Cap I Fund and Total Return Fund Statement of Additional Information and the the Form of Statement of Additional Information for Mid-Cap II Fund for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

       The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of Mid-Cap I Fund and Total Return Fund and Mid-Cap II Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Proxy Statement/Prospectus, and in each fund's Prospectus and Statement of Additional Information.

       Investment Objectives and Policies

       The investment objectives of Mid-Cap I Fund and Total Return Fund are fundamental. A fundamental investment objective requires the approval of a majority of the outstanding voting securities of the Fund (within the meaning of the Investment Company Act) to be amended or changed. The investment objective for Mid-Cap II Fund is not fundamental and therefore would not require a shareholder vote to be changed.

     In addition, in accordance with SEC rules, Mid-Cap II Fund states in its prospectus that its investment strategy which requires it to invest at least 80% of its assets in common stocks, including preferred stocks and securities convertible into common stock, of mid-cap companies is not a fundamental policy and, therefore, may be changed without shareholder approval. The change must be approved by Mid-Cap's Board of Directors and all shareholders must receive 60 days' notice of such change.

       Under normal market conditions, Mid-Cap II Fund and Mid-Cap I Fund invest at least 80% of their total assets in common stocks, including preferred stocks and securities convertible into common stock of mid-cap companies using a value approach. Mid-Cap I Fund has traditionally invested at least 50% of its assets in securities that have paid interest or dividends in the past 12 months. Mid-Cap II Fund will not be subject to an equivalent strategy. The principal strategy of the Total Return Fund is to invest between 30% and 70% of its assets in equity securities and other securities that can be exchanged for or converted into common stocks. The balance of the Total Return Fund is normally invested in U.S. government securities and corporate bonds. As a result of the strategy, Total Return Fund will under normal market conditions invest a minimum of 30% of its assets in fixed income securities. Consistent with its investment objective and principal investment strategy, Total Return Fund also focuses its investments in mid-cap companies using a value approach.

       Certain Investment Restrictions

       Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund are all subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the Investment Company Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Board of Directors without shareholder approval.

       Mid-Cap II Fund has substantially similar fundamental and non-fundamental investment restrictions as Mid-Cap I Fund and Total Return Fund.


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

       Mid-Cap I Fund and Total Return Fund currently offer one class of shares:
Class A. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge of 5.75%.

       Mid-Cap II Fund will offer one class of shares: Class A. The Class A shares of Mid-Cap II Fund are offered to the public under the same sales charge arrangements as the Class A shares of Mid-Cap I Fund and Total Return Fund. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore subsequent purchases of shares of Mid-Cap II Fund will be subject to the applicable initial sales charge.

       Van Eck I has adopted a reimbursement type Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan of Distribution, Mid-Cap I Fund and Total Return Fund Class A pay Van Eck Securities Corporation (the "Distributor") a Rule 12b-1 Fee at an annual rate of up to .50% of average daily net assets. The Distributor uses a portion of the Rule 12b-1 Fee for payments to agents or brokers who service shareholder accounts of Mid-Cap I Fund and Total Return Fund and the remainder of which is used for other actual promotional and distribution expenses incurred by the Distributor. Any Rule 12b-1 Plan fee accrued by Mid-Cap I Fund and/or Total Return Fund in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses may not be retained by the Distributor. The Plan of Distribution does not provide for the payment of interest as a distribution expense or for the carry-forward of reimbursable or payable amounts under the Plan of Distribution to subsequent years. Van Eck II will adopt a Plan of Distribution for Mid-Cap II Fund that is substantially identical to the Plan of Distribution for Van Eck I.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

       Purchase Procedures/Sales Charges

       Shares of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund are all subject to the same purchase procedures and sales charges. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore subsequent purchases of shares of Mid Cap II Fund will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.


       Class A shares of Total Return Fund were closed to new sales on February 8, 2002. Prior to the Reorganization, shares of Mid-Cap I Fund will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. Shares of Mid-Cap II Fund will not be available for sale until after the reorganization is complete. After the Reorganization the purchase procedures for shares of Mid-Cap II Fund will be exactly the same as currently in effect with Mid-Cap I Fund and Total Return Fund.


       Exchange Privileges

       Exchanges out of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization, as defined in "The Reorganization."

       Shareholders of Total Return Fund, Mid-Cap I and Mid-Cap II Funds may exchange shares, at net asset value, for shares of the same class of any of the other Van Eck Funds.

       Van Eck II intends to continue the Van Eck I policy of generally limiting exchanges to six per calendar year.

       Redemption Procedures

       Shareholders of Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. While shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent, redemption procedures for Total Return Fund are not identical to those for Mid-Cap I Fund. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the form of Mid-Cap II Fund's Prospectus.

       Redemption of shares of Total Return Fund will be accepted up to the business day prior to the Valuation Date. Redemptions may generate a taxable event. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the form of Mid-Cap II Funds Prospectus for more information.

       Dividends and Distributions

       The dividend and distribution policies for Mid-Cap I Fund and Mid-Cap II Fund are to distribute dividends and capital gains, if any, at least annually. The Total Return Fund distributes dividends and short term capital gains, if any, quarterly and distributes long term capital gains, if any, at least annually.

       All dividends and distributions of the Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions in the form of Mid-Cap II Fund's Prospectus.

       Net Asset Value

       The net asset values of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund are determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the Adviser and/or Van Eck Associates, are accrued daily for the Funds.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

       The following is a summary of certain provisions of the Articles of Incorporation of the Van Eck I and Van Eck II.

       Form of Organization

       The Mid-Cap I Fund and Total Return Fund are series of Van Eck I. Van Eck I is organized as a Maryland corporation pursuant to Articles of Incorporation dated April 24, 1988, as amended. The operations of Mid-Cap I Fund and Total Return Fund are governed by Amended and Restated Articles of Incorporation, By-laws and by Maryland law. The Mid-Cap II Fund is a series of Van Eck II. Van Eck II is organized as a Maryland corporation pursuant to Articles of Incorporation dated January 31, 2002. The operations of Mid-Cap II Fund are governed by its Articles of Incorporation, By-laws and by Maryland law. Both Van Eck I and Van Eck II are or will be registered with the SEC as open-end management investment companies and are subject to the provisions of the Investment Company Act and the rules and regulations of the SEC thereunder.

       Shares

       The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund. The total number of shares of all classes which Van Eck I has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund.

       Van Eck I currently has two series outstanding: the Mid-Cap I Fund and the Total Return Fund. Van Eck II currently has one series outstanding: the Mid-Cap II Fund. In addition to the currently existing series, Van Eck II may organize other series in the future.

       Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund currently offer only Class A shares. When issued, the shares are fully paid and non-assessable by the Companies, have no preference, preemptive or similar rights unless designated by the Directors, and are freely transferable. The assets and proceeds received by each Company from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the Companies. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant Company.

       Meetings

       A majority of the Directors of each Company may call shareholder meetings at any time. Under the Investment Company Act, Directors are required to call shareholder meetings upon the written request of shareholders holding ten percent or more of the outstanding shares having voting rights. Generally, the presence of holders of a majority of the outstanding shares, in person or by proxy, constitutes a quorum at a shareholder meeting.

       Shareholder Liability

       Under Maryland law, the shareholders of Mid-Cap I, Mid-Cap II Fund and Total Return Fund have no personal liability for the corporate acts and obligations of their respective Fund. The Maryland General Corporation Law does not have any provision pertaining to shareholder responsibility for unpaid corporate liabilities in the event of dissolution.

       Liability of Directors, Trustees and Officers

       The By-Laws of each Company each provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Company to the extent permitted by Maryland law. Each Company is only required under its By-laws to indemnify or advance expenses to any person other than a Director to the extent specifically approved by resolution adopted by the Board of Directors. Nothing in the Articles of Incorporation or the By-laws of the Companies, however, protects or indemnifies a Director or officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       Voting Rights.

       Shareholders of Mid-Cap II, Total Return Fund and Mid-Cap I Fund are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Directors and other matters submitted to a vote of shareholders. For each of Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund, Rule 12b-1 Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. A Director may be removed with or without cause by vote of a majority of the outstanding shares of the Company.

       Shareholder Inquiries

       Shareholder inquiries with respect to Mid-Cap I Fund, Total Return Fund or Mid-Cap II Fund should be addressed to the Funds by telephone at (800) 826-2333 or in writing at the address set forth on the first page of the Proxy Statement/Prospectus.

                                   FISCAL YEAR

       Each of Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund operate on a fiscal year which ends December 31.


                                   MANAGEMENT


       Directors. The management of the business and affairs of Mid-Cap II, Mid-Cap I Fund and Total Return Fund are the responsibility of their Boards of Directors. The Board of Directors of Van Eck II (of which Mid-Cap II Fund is a series), and Van Eck I (of which Mid-Cap I Fund and Total Return Fund are series) consists of [John C. van Eck, Jeremy H. Biggs, Richard Stamberger and David J. Olderman]. The management of the business and affairs of Mid-Cap II fund is the responsibility of the Board of Directors of Van Eck II.


       Investment Manager and Administrator. Van Eck Associates, 99 Park Avenue, 8th Floor, New York, New York 10016, serves as the investment manager and administrator to Total Return Fund and to Mid-Cap I Fund, and will serve in the same capacity to Mid-Cap II Fund.

       Sub Adviser. John A. Levin & Co., Inc. One Rockefeller Plaza, New York, New York 10020, serves as sub-adviser to Total Return Fund and to Mid-Cap I Fund, and will serve in the same capacity to Mid-Cap II Fund.

       Under the Investment Management Agreements and Sub- Advisory Agreements applicable to Mid-Cap II, Mid-Cap I Fund and Total Return Fund, Levin under the supervision of the Van Eck Associates provides Mid-Cap II, Mid-Cap I Fund and Total Return Fund with a continuous investment program which includes determining which securities should be bought, sold or held. Van Eck Associates also manages the business and affairs of Mid-Cap II Fund, Mid-Cap I Fund and Total Return Fund.

       Mid-Cap II Fund, Mid-Cap I Fund and Total Return Fund pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. For additional information, see "Management" in the Mid-Cap I Fund and Total Return Fund Prospectus and "Investment Advisory Services" in the Mid-Cap I Fund and Total Return Fund Statement of Additional Information.

       Portfolio Managers. John W. Murphy and Daniel Theriault are the Portfolio Managers of Mid-Cap I Fund and Total Return Fund and are expected to also be the portfolio manager of Mid-Cap II Fund. Mr. Murphy has been a portfolio manager with Levin for six years and has 10 years investment experience. Mr. Theriault has been a portfolio manager with Levin for 4 years, he was previously a portfolio manager with T. Rowe Price Financial Services and has 15 years of investment experience.

       Transfer Agent. The Transfer Agent and Dividend Paying Agent for Mid-Cap I Fund and Total Return Fund is DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121 and is expected to provide the same services to Mid-Cap II Fund.

       Control. As of March 1, 2002, there were no persons who exercised "control" over Mid-Cap II Fund, Mid-Cap I Fund or Total Return Fund as "control" is defined in the Investment Company Act. Since Mid-Cap II

Fund will have no shareholders prior to the merger it would be necessary to hold sufficient shares of either or both Mid-Cap I Fund or Total Return Fund to exercise control of Mid-Cap II Fund upon the Reorganization.

                               VOTING INFORMATION

       Quorum and Voting Requirements

       This Proxy Statement/Prospectus is being furnished to the shareholders of Mid-Cap I Fund and Total Return Fund in connection with the solicitation by the Board of Directors of Van Eck I of proxies to be used at the meeting.

       Shareholders of record of the close of business on February 11, 2002 are entitled to notice of and to vote at the Meeting and any adjournments thereof. As of February 11, 2002, the record date, there were 1,178,171.052 Class A shares of Mid-Cap I Fund and 846,601.482 Class A shares of Total Return Fund outstanding. Each shareholder of Mid-Cap I Fund and Total Return Fund will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about March 14, 2002. The shareholders of each series must individually approve each proposal for that proposal to become effective. The holders of a majority of the shares entitled to vote shall constitute a quorum for the meeting. Approval of Proposals 1(a) and 2(a) require the vote of a majority of the outstanding voting securities of Mid-Cap I Fund as defined in the Investment Company Act. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of Mid-Cap I Fund or (2) 67% or more of the shares of Mid-Cap I Fund present at the Meeting if more than 50% of the outstanding shares of Mid-Cap are present or represented by proxy. Approval of Proposals 1(b) and 2(b) require the vote of a majority of the outstanding voting securities of Total Return Fund as defined in the Investment Company Act. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of Total Return Fund or (2) 67% or more of the shares of Total Return Fund present at the Meeting if more than 50% of the outstanding shares of Total Return Fund are present or represented by proxy.


       Abstentions and broker "non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power) will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal but will be deemed not cast with respect to each such proposal. For this purpose, abstentions and broker "non-votes" have the effect of a negative vote on each of the proposals.

       In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided that such persons determine that an adjournment and additional solicitation is reasonable and in the interests of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received for approval. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than [one hundred twenty (120) days] from the original record date, in which case the Directors shall set a new record date and provide notice of the adjourned meeting. At any adjourned meeting, Van Eck I may transact any business which might have been transacted at the original meeting.]

       The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of each proposal unless a choice is indicated to vote against the proposal. All shares represented by properly executed proxies, unless such proxy has been previously revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "For" the approval of the proposal.

       The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the Secretary of the Company at the address listed on the first page of this Proxy
Statement/Prospectus or by voting in person at the Meeting.

       A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.


       Solicitation of Proxies

       In addition to solicitation of proxies by mail, officers of Van Eck I and officers and regular employees of Van Eck Associates Corporation, affiliates of Van Eck Associates Corporation, or other representatives of Van Eck I may also solicit proxies by telephone or telegram or in person. Van Eck I may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.

       In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Company, the Adviser, DST Systems, Inc., the Funds' transfer agent and dividend paying agent (the "Transfer Agent" or "DST"), and/or MIS Corporation, a proxy solicitation firm, personally or by telephone, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of each Fund and to obtain authorization for the execution of proxies.

       Ownership of Voting Securities


       The table below sets forth the Funds' net asset value and number of outstanding shares as of January 18, 2002.

                                    NET ASSET                SHARES OUTSTANDING
                                      VALUE                  AT JANUARY 18, 2002
Mid-Cap I Fund                        $17.48                      1,157,482
Total Return Fund                     $13.68                       862,577

       In addition, as of February 11, 2002, all Directors and officers of the Company as a group owned less than 1% of Mid-Cap I Fund and less than 1% of Total Return Fund. Van Eck Associates owned 0% and 0% of Mid-Cap I Fund and Total Return Fund's shares, respectively as of that date.

       To the knowledge of Mid-Cap I Fund and Total Return Fund, as of February 11, 2002, no shareholder owned of record or beneficially 5% or more of the outstanding shares of either Fund.

                             ADDITIONAL INFORMATION

       This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck Funds, Inc. has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

       Reports, proxy statements, registration statements and other information filed by Van Eck Funds II, Inc. can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 233 Broadway, Suite 1300, New York, New York 10279 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  OTHER MATTERS

       It is not anticipated that any matters other than the proposals described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

VAN ECK FUNDS, INC.
FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends or distributions). Financial highlights information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report which is available upon request.

For a share outstanding throughout each year:


                                                                       VAN ECK MID CAP VALUE FUND (MID CAP I)
                                               ------------------------------------------------------------------------------------
                                                                                      CLASS A
                                               ------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------------
                                                   2001                2000                1999              1998             1997
                                                  ------              ------              ------            ------           ------
Net Asset Value, Beginning of Year ...........    $21.17              $27.73              $23.96            $24.56           $21.04
                                                  ------              ------              ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss) ............    (0.050)             (0.123)             (0.030)            0.110            0.096
     Net Gains (Losses) on Investments
       (both Realized and Unrealized) ........    (2.980)             (5.377)              7.080            (0.156)           5.286
                                                  ------              ------              ------            ------           ------
     Total from Investment Operations ........    (3.030)             (5.500)              7.050            (0.046)           5.382
                                                  ------              ------              ------            ------           ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from Net Investment Income ....        --                  --                  --            (0.111)          (0.096)
     Dividends in Excess of Net Investment
       Income ................................        --                  --                  --                --           (0.004)
     Dividends from Net Realized Gains .......        --              (1.060)             (3.280)           (0.443)          (1.762)
                                                  ------              ------              ------            ------           ------
     Total Distributions .....................        --              (1.060)             (3.280)           (0.554)          (1.862)
                                                  ------              ------              ------            ------           ------
Net Asset Value, End of Year .................    $18.14              $21.17              $27.73            $23.96           $24.56
                                                  ======              ======              ======            ======           ======
Total Return(A) ..............................   (14.31%)            (19.83%)             29.42%            (0.18%)          25.85%

RATIOS TO AVERAGE NET ASSETS:
     Gross Expenses(B) .......................     1.44%               1.38%               1.50%             1.57%            1.49%
     Net Expenses ............................     1.35%               1.35%               1.32%             1.25%            1.25%
     Net Investment Income (Loss)(C) .........    (0.25%)             (0.46%)             (0.16%)            0.44%            0.49%
Portfolio Turnover Rate ......................    62.69%             124.93%             133.63%            43.42%           21.02%
Net Assets, At End of Year (000) .............   $54,396             $69,091             $94,840           $67,478          $66,762

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost
(B)    Had fees not been waived and expenses not been assumed.
(C)    Ratios would have been (0.34%), (0.49%), (0.34%), 0.12%, and 0.25%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of March 14, 2002
(the "Agreement") by and between Van Eck Funds, Inc., a Maryland corporation ("Van Eck" or the "Dissolving Corporation"), on behalf of Van Eck Mid Cap Value Fund (formerly Van Eck Growth and Income Fund) ("Mid-Cap I Fund"), and Van Eck Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, and Van Eck Funds II, Inc., a Maryland corporation ("Van Eck II" or the "Surviving Corporation"), on behalf of Mid-Cap Value Fund, the sole portfolio series of Van Eck II ("Mid-Cap II Fund"). Van Eck and Van Eck II are each referred to herein as a "Company" and together the "Companies".

       All references in this Agreement to action taken by Mid-Cap II Fund and, each of Mid-Cap I Fund and Total Return Fund shall be deemed to refer to action taken by the Surviving Corporation and the Dissolving Corporation, respectively, on behalf of their respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Companies and their respective Boards of Directors deem it advisable and to the advantage of the Companies and their respective stockholders that Van Eck be merged with and into Van Eck II, with Van Eck II being the Surviving Corporation, under and pursuant to the laws of the State of Maryland on the terms and conditions herein contained (the "Reorganization").

       WHEREAS, Van Eck and Van Eck II are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Directors of Mid-Cap I Fund and Total Return Fund have each determined that the Merger is advisable and in the best interests of Mid-Cap I Fund and Total Return Fund and that the interests of the existing shareholders of Mid-Cap I Fund and Total Return Fund would not be diluted as a result of this transaction; and

       WHEREAS, Van Eck II and Mid-Cap II Fund have been formed solely to facilitate the Reorganization, and prior to the Reorganization have no operations or assets.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     THE MERGER OF THE DISSOLVING FUND WITH AND INTO THE SURVIVING FUND.

       1.1 Subject to the satisfaction of each of the conditions to the obligations of the respective Companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), Van Eck and Van Eck II agree that at the Effective Time, as defined in Section 1.2 below, Van Eck shall be merged with and into Van Eck II, and Van Eck II shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland.

       1.2 Subject to the satisfaction of each of the conditions to the obligations of the respective Companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), the Companies shall execute, file and record as provided under the laws of Maryland Articles of Merger substantially in the form set forth as "Exhibit A," with such changes thereto as shall be approved by the respective Companies in accordance with Maryland law. The Merger shall become effective on or after the filing of such Articles of Merger at the time and on the date set forth herein. The date and time when the Merger shall become effective are referred to herein as the "Effective Time."

       1.3 The Articles of Incorporation of Van Eck II in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in the manner provided in such Articles of Incorporation or in the Bylaws of the Surviving Corporation and in the Maryland General Corporation Law.

       1.4 The Bylaws of Van Eck in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until amended in the manner provided in such Bylaws and in the Maryland General Corporation Law.

       1.5 The following persons shall constitute the Board of Directors of the Surviving Corporation upon the Effective Time and shall hold office until their respective successors are elected and qualified: John C. van Eck, Jeremy Biggs, Richard Stamberger, and David Olderman.

       1.6 The persons who were elected as the officers of Van Eck II to serve as such as of the Effective Time shall be the officers of the Surviving Corporation.

       1.7 At the Effective Time, the separate existence of Van Eck shall cease, except to the extent, if any, continued by statute, and all the assets, rights, privileges, powers and franchises of Van Eck and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Van Eck II without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Van Eck, shall be thereafter effectively the property of Van Eck II as they were of Van Eck; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of Companies, shall not revert or be in any way impaired. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchises, rights, immunities and liabilities of Van Eck II shall continue unaffected and unimpaired by the Reorganization.

       1.8 Immediately prior to the Effective Time, Van Eck Associates Corporation, as sole shareholder of Mid-Cap II Fund, shall (i) elect as directors of Van Eck II the persons who then serve as directors of Van Eck; (ii) approve an Investment Management Agreement between Van Eck II, on behalf of Mid-Cap II Fund and Van Eck Associates Corporation (the "Investment Manager");
(iii) approve an Investment Sub-advisory Agreement by and among Van Eck II, the Investment Manager, on behalf of Mid-Cap II Fund, and John A. Levin and Co., Inc.; (iv) ratify the selection of Ernst & Young LLP as the independent accountants of Mid-Cap II Fund.

2.     MANNER OF CONVERTING SHARES; VALUATION

       2.1 The manner and basis of converting the issued and outstanding Class A shares of Mid-Cap I Fund and Total Return Fund into the Class A shares of Mid-Cap II Fund shall be as hereinafter set forth in this Article II.

       2.2 The whole and fractional Class A shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II Fund, with a net asset value equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on the Closing Date (the "Valuation Time"), using the valuation procedures set forth in Van Eck II's Articles of Incorporation and then-current prospectus and statement of additional information of Mid Cap II Fund. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time.

       2.3 The whole and fractional Class A shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II Fund, with a net asset value equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the valuation procedures set forth in Van Eck II's Articles of Incorporation and then-current prospectus and statement of additional information of Mid-Cap II Fund. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Total Return Fund shares at the Valuation Time.

       2.4 All computations of net asset value shall be made in accordance with the valuation procedures set forth in the Mid-Cap II Fund prospectus and statement of additional information.

       2.5 Van Eck shall cause Citibank, N.A. ("Citibank"), as custodian for Mid-Cap I Fund and Total Return Fund, to deliver to Van Eck II at the Effective Time a certificate of an authorized officer of Citibank stating that (1) Mid-Cap I Fund and Total Return Fund's respective portfolio securities, cash and any other assets have been transferred in proper form to Mid-Cap II Fund as of the Effective Time and (2) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Van Eck, 99 Park Avenue, 8th Floor, New York, New York 10016, or at such other place as the parties many agree.

       3.2 Van Eck shall cause DST Systems, Inc. (the "Transfer Agent"), transfer agent of the Dissolving Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Mid-Cap I Fund and Total Return Fund shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. Van Eck II shall issue and deliver a confirmation evidencing the Mid-Cap II Fund shares to be credited on the Closing Date to the Secretary of Van Eck or provide evidence satisfactory to Van Eck that such Mid-Cap II Fund shares have been credited to the Mid-Cap I Fund and Total Return Fund shareholders accounts on the books of the Mid-Cap II Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 Van Eck, on behalf of Mid-Cap I Fund and Total Return Fund represents and warrants to Van Eck II as follows:

              (a) Van Eck is a corporation duly organized and validly existing under the laws of the State of Maryland.

              (b) Van Eck is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

              (c) Van Eck is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck is a party or by which Van Eck is bound;

              (d) Mid-Cap I Fund and Total Return Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability to Mid-Cap I Fund or Total Return Fund prior to the Closing Date.

              (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Mid-Cap I Fund or Total Return Fund or any of their properties or assets. Van Eck knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


              (f) The Statement of Assets and Liabilities of Mid-Cap I Fund and Total Return Fund at December 31, 2001 have been audited by Ernst & Young LLP, independent auditors, and is in accordance with accounting principles generally accepted in the United States consistently applied and such statement (copies of which have been furnished to Van Eck II,) fairly reflects the financial condition of Mid-Cap I Fund and Total Return Fund as of such date, and there are no known contingent liabilities of Mid-Cap I Fund and Total Return Fund Van Eck as of such date not disclosed therein.


              (g) Since December 31, 2001, there has not been any material adverse change in the financial condition, assets, liabilities or business of Mid-Cap I Fund or Total Return Fund other than changes occurring in the ordinary course of business, or any incurrence by Mid-Cap I Fund or Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of Mid-Cap I Fund or Total Return Fund, the discharge of Mid-Cap I Fund or Total Return Fund liabilities, or the redemption of Mid-Cap I Fund or Total Return Fund shares by Mid-Cap I Fund or Total Return Fund shareholders shall not constitute a material adverse change.

              (h) All Federal and other tax returns and reports of Van Eck Mid-Cap I Fund and Total Return Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Van Eck's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (i) For each taxable year of its operation, Mid-Cap I Fund or Total Return Fund have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such.

              (j) All issued and outstanding shares of Mid-Cap I Fund or Total Return Fund are duly and validly issued and outstanding, fully paid and non-assessable by Van Eck. Van Eck does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Mid-Cap I Fund or Total Return Fund shares, nor is there outstanding any security convertible into any of the Mid-Cap I Fund or Total Return Fund shares.

              (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of Van Eck, and, subject to the approval of the Mid-Cap I Fund and Total Return Fund shareholders, this Agreement constitutes a valid and binding obligation of Van Eck enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

       4.2 Van Eck II, on behalf of Mid-Cap II Fund represents and warrants to Van Eck as follows:

              (a) Van Eck II is a corporation duly organized and validly existing under the laws of the State of Maryland.

              (b) Van Eck II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act is in full force and effect, and the registration of its shares under the 1933 Act will be, at or prior to the Closing Date, in full force and effect.

              (c) The prospectus and statement of additional information of Mid-Cap II Fund in effect at the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) Van Eck II is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck II or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck II is a party or by which Van Eck II is bound;

              (e) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Van Eck II and this Agreement constitutes a valid and binding obligation of the Van Eck II enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

              (f) The Mid-Cap II Fund Shares to be issued and delivered to the Mid-Cap I and Total Return Fund shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.     COVENANTS OF VAN ECK, AND VAN ECK II

       5.1 Van Eck and Van Eck II each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

       5.2 Van Eck will assist Van Eck II in obtaining such information as Van Eck II reasonably requests concerning the beneficial ownership of Mid-Cap I Fund or Total Return Fund shares.

       5.3 Subject to the provisions of this Agreement, Van Eck II and Van Eck will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.4 Van Eck will provide Van Eck II with information reasonably necessary for the preparation of a registration statement on Form N-14 of Van Eck II (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of Van Eck (the "Proxy Statement").

       5.5 Van Eck II agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of Van Eck II after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK

       The obligations of Van Eck to consummate the transactions provided for herein shall be subject, at its election, to the performance by Van Eck II and Mid-Cap II Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of Van Eck II contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 Van Eck II shall have delivered to Van Eck a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Van Eck, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck II made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Van Eck shall reasonably request.

       6.3 The Mid-Cap II Fund Shares to be issued and delivered for the account of Mid-Cap I Fund and Total Return Fund shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by Van Eck II;

       6.4 The Proxy Statement and Prospectus (only insofar as they relate to Van Eck II), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK II

       The obligations of Van Eck II to complete the transactions provided for herein shall be subject, at its election, to the performance by Van Eck and Mid-Cap I Fund and Total Return Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.1 All representations and warranties of Van Eck contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       7.2 Van Eck shall have delivered to Van Eck II a statement of Mid-Cap I Fund and Total Return Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of Mid-Cap I Fund and Total Return Fund; and

       7.3 Van Eck shall have delivered to Van Eck II on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Van Eck II, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Van Eck II shall reasonably request.

       7.4 The Proxy Statement and Prospectus (other than information therein that relates to Van Eck II or Mid-Cap II Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK AND VAN ECK II

       The obligations of Van Eck and Van Eck II to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the affirmative vote if a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund in accordance with the provisions of Maryland law and the Articles of Incorporation and By-Laws of Van Eck and certified copies of the resolutions evidencing such approval shall have been delivered to Van Eck II. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Van Eck II or Van Eck to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of Van Eck II or Van Eck.

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to Van Eck II and Van Eck substantially to the effect that the transaction contemplated by this Agreement should constitute one or more tax-free reorganizations for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations it shall request of Van Eck II and Van Eck. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the condition set forth in this paragraph 8.5.

       8.6 At or immediately prior to the Closing, Mid-Cap I Fund and Total Return Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Mid-Cap I Fund and Total Return Fund shareholders all of such Mid-Cap I Fund and Total Return Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

       8.7 Shareholders of each of Mid-Cap I Fund and Total Return Fund shall have approved new investment manager agreement into Van Eck Associates Corporation as contemplated by the Proxy Statement and a new investment sub-advisory agreement with Levin as contemplated by the Proxy Statement.

9.     BROKERAGE FEES AND EXPENSES

       9.1 Van Eck II and Van Eck each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 All of the expenses of the Merger, including without limitation, legal and printing expenses and expenses of holding the meeting of shareholders of Mid-Cap I Fund and Total Return Fund (such as proxy tabulation and the expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to either series shall be borne by such series. Expenses that are nor directly attributable to a specific series shall be allocated pro rata based on the respective net assets as Mid-Cap I Fund and Total Return Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

10.    ENTIRE AGREEMENT

       Van Eck II and Van Eck agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.    TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either Van Eck II or Van Eck, or their respective Directors or officers, to the other party.

12.      AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Van Eck and Van Eck II; provided, however, that following the meeting of Mid-Cap I Fund and Total Return Fund Shareholders called by Van Eck pursuant to paragraph 8.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Mid-Cap II Fund shares to be issued to the Mid-Cap I Fund and Total Return Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
       LIABILITY

       14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

       14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph [6.1] and [7.1].

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.




                           VAN ECK FUNDS, INC., on behalf of Mid-Cap I Fund




                           By:__________________________________________________
                           Name:



                           VAN ECK FUNDS, INC., on behalf of Total Return Fund



                           By:__________________________________________________
                           Name:



                           VAN ECK FUNDS II, INC., on behalf of Mid-Cap II Fund



                           By:__________________________________________________
                           Name:

                                    EXHIBIT B


                               ARTICLES OF MERGER

                                     BETWEEN

                               VAN ECK FUNDS, INC.
                            (a Maryland corporation)
                                       AND

                             VAN ECK FUNDS II, INC.
                            (a Maryland corporation)


       Van Eck Funds, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck"), and Van Eck Funds II, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck II"), do hereby certify that:

       FIRST: Van Eck and Van Eck II agree to merge pursuant to the Agreement and Plan of Reorganization attached hereto as Exhibit A (the "Reorganization"), which Agreement and Plan of Merger has been approved by the respective Boards of Directors of Van Eck and Van Eck II for the Merger of Van Eck with and into Van Eck II.


       SECOND: The name and place of incorporation of each party to these Articles are Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation. The date of incorporation of Van Eck in the State of Maryland is August 19, 1987. Van Eck II shall survive the Merger and shall continue under the name "Van Eck Funds, Inc.," as a corporation of the State of Maryland.


       THIRD: Van Eck and Van Eck II each have their principal office in the State of New York in New York County. Neither Van Eck nor Van Eck II owns an interest in land in the State of Maryland.

       FOURTH: The terms and conditions of the transaction set forth in these Articles were advised, authorized, and approved by each party to the Articles in the manner and by vote required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

       (a)    (i)    The Board of Directors of Van Eck at a meeting held on
February 12, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, subject to the approval of shareholders of the Mid-Cap II Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions and directed that the proposed Merger be submitted for consideration at special meetings of the shareholders of the Mid-Cap I Fund and Total Return Fund.

              (ii) The Board of Directors of Van Eck II at a meeting held on January 31, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions.

       (b) Notice which stated that a purpose of the meeting was to act on the proposed Reorganization was given by Van Eck to the shareholders of Mid-Cap I Fund and Total Return Fund as required by law.

       (c) The proposed Reorganization was approved by the shareholders of the Mid-Cap I Fund and Total Return Fund at special meetings of the shareholders held on April 26, 2002, by the affirmative vote of at least a majority of the outstanding shares of each portfolio series.

       FIFTH: No amendment to the charter of Van Eck II is to be effected as part of the Merger.

       SIXTH: The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund ("Mid-Cap II"). The aggregate par value of all shares of all classes of Van Eck II is $800,000.00. The total number of shares of all classes which Van Eck has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund. The aggregate par value of all classes of Van Eck is $1,000,000.

       SEVENTH: The Merger does not increase the authorized stock of Van Eck II.

       EIGHTH: The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

       (a) The whole and fractional shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on ___________, 2002 (the "Valuation Time"), using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       The whole and fractional shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time [relative] to the total number of issued and outstanding Total Return Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       NINTH: The Merger shall become effective for both Van Eck and Van Eck II at the Valuation Time.

       IN WITNESS WHEREOF, Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation, have caused these presents to be signed in the irrespective names and on their respective behalves by their respective President or Vice President and witnessed by their respective Secretary on _______________ ___, 2002.

                                           VAN ECK FUNDS, INC.




Attest:

By: ________________________________       By: ________________________________






                                           VAN ECK FUNDS II, INC.




Attest:

By: ________________________________       By: ________________________________



                              OFFICER'S CERTIFICATE

       THE UNDERSIGNED, ____________________ of Van Eck Funds, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


By: _____________________

Title:____________________


         THE UNDERSIGNED, ____________________ of Van Eck Funds II, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



By: _____________________

Title:___________________

                                    EXHIBIT C

YOUR INVESTMENT DEALER IS:



FOR MORE DETAILED INFORMATION,
SEE THE STATEMENT OF
ADDITIONAL INFORMATION (SAI),
which is incorporated by                 VAN ECK FUNDS II, INC.,
reference into this                      ------------------------
prospectus.


FOR FREE COPIES OF SAIS,
ANNUAL OR SEMI-ANNUAL REPORTS
OR OTHER INQUIRIES...
                                                 PROSPECTUS
o Call Van Eck at                                [May 1, 2002]
  1-800-826-1115, or visit the
  Van Eck website at
  www.vaneck.com.

o Go to the Public Reference
  Room of the Securities and
  Exchange Commission.

o Call the SEC at 1-202-942-8090,        MID CAP VALUE FUND
  or write to them at the Public
  Reference Room, Washington, D.C.
  20549-0102, and ask them to send
  you a copy. There is a duplicating
  fee for this service.
                                         These securities have not been
o Download documents from the            approved or disapproved either by the
  SEC's website at www.sec.gov           Securities and Exchange Commission
  or by electronic request at            (SEC) or by any State Securities
  the following E-mail                   Commission. Neither the SEC nor any
  address: publicinfo@sec.gov.           State Commission has endorsed the
                                         accuracy or adequacy of prospectus.

o The Fund's annual report               Any claim to the contrary is against
  includes a discussion of               the law.
  market conditions and
  investment strategies that
  significantly affected the
  Funds' performance last
  year.

[Graphic]

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653

SEC registration number: 811-
 ......................................

           TABLE OF CONTENTS


       I. A PROFILE OF THE MID CAP VALUE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

       II. ADDITIONAL INVESTMENT STRATEGIES OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


       III. SHAREHOLDER INFORMATION HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; AND MANAGEMENT OF THE FUND.


       IV. FINANCIAL HIGHLIGHTS TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE OF THE FUND.

I. THE FUND
--------------------------------------------------------------------------------

              INCLUDES A PROFILE OF THE FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

VAN ECK MID CAP VALUE FUND PROFILE

              OBJECTIVE

              The Mid Cap Value Fund seeks long-term growth of capital.

              PRINCIPAL STRATEGIES

              Under normal market conditions, the Mid Cap Value Fund (the "Fund") invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. Mid-cap companies are companies with a market capitalization of $1.0 billion to $10 billion. The Adviser uses a value strategy of attempting to identify securities that appear to be trading below their true worth.

              The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts
              (EDRs), and Global Depositary Receipts (GDRs). These securities may be traded either in the U.S. or in foreign markets.

              PRINCIPAL RISKS

              The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

              Because the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       The principal risk of investing in value stocks is that they may never reach what the Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


8      VAN ECK FUNDS II PROSPECTUS

                                                     I. THE FUND / MID-CAP VALUE
--------------------------------------------------------------------------------


VAN ECK MID-CAP VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------


On May 1, 2002, Van Eck Total Return Fund and Van Eck Mid-Cap Value Fund (formerly Van Eck Growth & Income Fund) (the "Predecessor Funds") were combined to create the Fund. Since January 1, 2002, Van Eck Associates Corporation has served as investment adviser to the Fund and John A. Levin & Co. has served as the Fund's sub-adviser. Performance results of the Predecessor Funds for periods prior to January 1, 2002, during which the Fund was advised by another investment adviser, are not shown.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VAN ECK FUNDS II MID-CAP VALUE FUND EXPENSES
--------------------------------------------------------------------------------


This table shows certain fees and expenses you will incur as the Fund investor, either directly or indirectly if you buy and hold shares.

VAN ECK FUNDS II MID-CAP VALUE FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

CLASS A


Maximum Sales Charge (imposed on purchases as
    a percentage of offering price)                               5.75%
Maximum Deferred Sales Charge
    (as a percentage)                                             0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
    ARE DEDUCTED FROM FUND ASSETS)
Management                                                        0.75%
Administration Fees                                               0.15%
Distribution (12b-1 Fees)                                         0.50%
Other Expenses                                                    0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES*                             2.06%



              * The Adviser has voluntarily agreed to temporarily waive a portion of the management fee and if necessary to bear certain expenses associated with operating the Fund in order to limit Total Annual Fund Operating Expenses to 1.35% plus 12b-1 reimbursements. This temporary waiver and expense provision may be discontinued at any time at the discretion of the Adviser.



              The adjacent table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

EXPENSE EXAMPLE

WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A                               772        1,184        1,620        2,827

10     VAN ECK FUNDS II PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

II. ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


              OTHER INVESTMENTS, INVESTMENT POLICIES,
              INVESTMENT TECHNIQUES
              AND RISKS.

              MARKET RISK

              An investment in the Fund involves "market risk"--the risk that securities prices may go up or down.

              OTHER INVESTMENT TECHNIQUES AND RISK


              CREDIT RISK

RISK The chance that an issuer will fail to repay interest and principal in a timely manner.


VAN ECK FUNDS II PROSPECTUS  17

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              DERIVATIVES

DEFINITION    A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk-- that is called "hedging." The Fund also invest in derivatives for their investment value.

RISKS Derivatives bear special risks, by their very nature. First, the Fund must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment. Derivatives may not move in concert with the underlying security.

                For a complete discussion of the kinds of derivatives the Fund uses, and of their risks, please see the SAI.

18     VAN ECK FUNDS II PROSPECTUS

II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              FOREIGN SECURITIES, DEPOSITARY RECEIPTS


DEFINITION    Securities issued by foreign companies, traded in foreign
              currencies, or issued by companies with most of their business interests in foreign countries. Depositary Receipts--obligations traded on more established exchanges, denominated in larger currencies, representing foreign issues--are considered foreign securities.

RISK Foreign investing involves exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be less revealing than American accounting practice. Foreign regulation may be inadequate or irregular.

              Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and otherwise which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

              INTEREST RATE RISK

RISK The chance that bond prices will decline due to rising interest rates.

VAN ECK FUNDS II PROSPECTUS  19

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


20     VAN ECK FUNDS II PROSPECTUS

                                               II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              RESTRICTED SECURITIES

DEFINITION    Securities with restrictions on resale because they are not registered under the Securities Act of 1933, ("the Act"), including securities that are sold only to "qualified institutional buyers" under Rule 144A under the Act ("Rule 144A securities").

RISK Because these securities are not registered or priced via regular exchanges, the Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.


                                                  VAN ECK FUNDS II PROSPECTUS 21

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

              HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION.)

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:

           VAN ECK GLOBAL
           P.O. BOX 218407
           KANSAS CITY, MO 64121-8407

For overnight delivery:

           VAN ECK GLOBAL
           210 W. 10TH ST., 8TH FL.
           KANSAS CITY, MO 64105-1802

To telephone the Fund at DST, call Van Eck's Account Assistance at
1-800-544-4653.

PURCHASE BY MAIL

       To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds II. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.


TELEPHONE REDEMPTION--PROCEEDS BY CHECK
1-800-345-8506

       If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.


22  VAN ECK FUNDS II PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


EXPEDITED REDEMPTION--PROCEEDS BY WIRE
1-800-345-8506

       If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


WRITTEN REDEMPTIONS

o Your written redemption (sale) request must include:

o Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o The redemption is for $50,000 or more.

o The redemption amount is wired.

o The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.


TELEPHONE EXCHANGE 1-800-345-8506

       If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and Class A shares of other Van Eck Funds without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class of another Van Eck Fund.)


       All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.



VAN ECK FUNDS II PROSPECTUS  23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WRITTEN EXCHANGES

Written requests for exchange must include:

o The fund and account number to be exchanged out of.

o The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

LIMITS AND RESTRICTIONS
MARKET TIMING LIMITS

Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Although not generally imposed, the Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS


Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

24  VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Van Eck Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Automatic Withdrawal Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT SIZE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days' notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share. The Fund calculates NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

o You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.


o The Fund has certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, as a result, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem.


The Fund generally values its assets using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security, (for example, if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) that security may be valued by another method that the Board of Directors believes accurately reflects fair value.


VAN ECK FUNDS II PROSPECTUS  25

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2. SALES CHARGES

SALES CHARGES

MID-CAP VALUE FUND-A

                            SALES CHARGE AS A PERCENTAGE OF
                             OFFERING                NET AMOUNT  PERCENTAGE
TO
DOLLAR AMOUNT OF PURCHASE                          PRICE             INVESTED
                             BROKERS OR                               AGENTS*

Less than $25,000              5.75%                6.10%              5.00%

$25,000 to $50,000             5.00%                5.30%              4.25%

$50,000 to $100,000            4.50%                4.70%              3.90%

$100,000 to $250,000           3.00%                3.10%              2.60%

$250,000 to $500,000           2.50%                2.60%              2.20%

$500,000 to $1,000,000         2.00%                2.00%              1.75%

$1,000,000 and over            None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.


** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.

26     VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


REDUCED OR WAIVED SALES CHARGES You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B and C of each of the Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

RIGHT OF ACCUMULATION When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level you qualify for.

LETTER OF INTENT If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES If you are a member of a "qualified group," you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK Directors, Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST

DEPARTMENTS Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE You have the one-time right to reinvest proceeds of a redemption from the Fund into the Fund or another Van Eck Fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class of the fund. Also, the financial representative of record must be the same on the Van Eck Fund account as for the other mutual fund redeemed.


VAN ECK FUNDS II PROSPECTUS  27

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a Van Eck Global shareholder, beginning in 2001, new regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:
IRA
Roth IRA
Education IRA
SEP IRA
403(b)(7)
Qualified (Pension and Profit Sharing) Plans

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS

Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Fund are not required to withhold tax from long-term capital gains or redemption proceeds.


VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


6. DIVIDENDS AND CAPITAL GAINS

       If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.


DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                       DIVIDENDS AND SHORT-TERM                LONG-TERM
                           CAPITAL GAINS                           CAPITAL GAINS

Mid-Cap Value Fund-A       December                                December


DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

       Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.


DIVMOVE

       You can have your cash dividends from the Fund automatically invested in another Van Eck fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.



VAN ECK FUNDS II PROSPECTUS  29

--------------------------------------------------------------------------------

7. MANAGEMENT OF THE FUND

                      INVESTMENT MANAGER AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                          99 Park Avenue, New York, NY
                   10016, serves as Adviser and administrator
                              to the Fund under an
                              Investment Management
                      and an Administration Agreement with
                             VAN ECK FUNDS II, INC.
                                        |
                                        |
                                       \|/

INDEPENDENT                        THE COMPANY          INVESTMENT SUB-ADVISER
AUDITORS
  Ernst & Young LLP, 787     Van Eck Funds II, Inc.    John A. Levin & Co., Inc.,
Seventh Avenue, New York,    is incorporated in the     One Rockefeller Center
 NY 10019, provides audit     state of Maryland and      New York, NY 10021, a
  services, consultation       > consists of the <      wholly owned subsidiary
  and advice with respect        Van Eck Mid-Cap       of BKF Capital Group Inc.,
 to financial information      Value Fund Series         serves as investment
 in the Company's filings  (the "Fund"). The Board of  sub-adviser to the Fund.
  with the SEC, consults      Directors manages the     The Sub-Adviser works
    with the Company on        Fund's business and             under the
 accounting and financial           affairs.            supervision of Van Eck
  reporting matters, and            --------                 and the Board
  prepares the Company's                                    of Directors.
       tax returns.
       ------------             /      |      \
                               /       |       \
                              /        |        \

                            \/-        |       -\/
                                       |
            DISTRIBUTOR                |            TRANSFER AGENT
   Van Eck Securities Corporation,     |             DST Systems, Inc.,
 99 Park Ave., New York, NY 10016      |            210 West 10th Street,
    distributes the Fund and is        |      8th Floor, Kansas City, MO 64105,
  wholly owned by the Administrator.   |    serves as the Fund's transfer agent.
                                      \|/
                                   CUSTODIAN
                                Citibank, N.A.,
                               111 Wall Street,
                              New York, NY 10043,
                             holds Fund securities
                              and settles trades.

30  VAN ECK FUNDS II PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT MANAGER

VAN ECK ASSOCIATES CORPORATION 99 Park Avenue 8th Floor, New York, New York 10016 (Van Eck") has been an investment adviser since 1955. Van Eck currently advises 9 portfolio series of registered investment companies, as well as separate accounts and hedge funds. Van Eck is currently the administrator of the Fund. The Van Eck family currently owns 100% of the shares of Van Eck. As of December 31, 2001 aggregate assets under management were approximately $900,000,000.

FEES PAID TO THE ADVISER The Fund pays a monthly advisory fee at the annual rate of 0.75% of average daily net assets,

INVESTMENT SUB-ADVISER

John A. Levin &co., Inc., ("Levin") is an indirect, wholly owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of Levin include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit sharing funds. Levin currently manages approximately $8.7 billion in assets for its clients.

PORTFOLIO MANAGERS

MID-CAP VALUE FUND Portfolio Managers. Mr. John W. Murphy and Daniel Theriault are the Portfolio Managers of the Fund. Mr. Murphy has been with Levin for six years and has 10 years of investment experience. Mr. Theriault has been with Levin for 4 years, he was previously with T. Rowe Price Financial Services and has 15 years of investment experience.

ADMINISTRATOR


Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 serves as Administrator to the Fund. The Administrator performs accounting and administrative services for the Fund. For these services, the Fund pays the Administrator a monthly fee at the rate of 0.15% per year of the average daily net assets.



VAN ECK FUNDS II PROSPECTUS  31

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PLAN OF DISTRIBUTION (12B-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined it will reimburse the Distributor for expenses incurred in distributing the Fund as follows: 0.25% per year of the net assets of the Fund's shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of the Fund will be paid to securities dealers and others as a service fee. Because these fees are paid out of the Fund's assets on an on-going basis over time these fees may cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

Van Eck FUNDS II Annual 12b-1 Schedule

expressed in basis points (bps)*

                                                FUND FEE              PAYMENT
                                                                      TO DEALER

MID-CAP VALUE FUND-A                              50 bps              25 bps


* A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

THE COMPANY

For more information on the Company, the Directors and the Officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

       EXPENSES The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. Many of these expenses are shown in tables in Chapter I, "The Fund," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.


32  VAN ECK FUNDS II PROSPECTUS

VAN ECK FUNDS II MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

                                                        IV. FINANCIAL HIGHLIGHTS

              THE FINANCIAL HIGHLIGHTS TABLE ATTACHED IS THAT OF THE PREDECESSOR FUND FORMERLY GROWTH AND INCOME FUND. THE TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PREDECESSOR FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). FINANCIAL HIGHLIGHTS INFORMATION HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH IS AVAILABLE UPON REQUEST.


VAN ECK FUNDS, INC.
FINANCIAL HIGHLIGHTS


For a share of the Predecessor Fund outstanding throughout each year:

                                                                            VAN ECK MID-CAP VALUE FUND
                                               ------------------------------------------------------------------------------------
                                                                                      CLASS A
                                               ------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------------
                                                   2001                2000                1999              1998             1997
                                                  ------              ------              ------            ------           ------
Net Asset Value, Beginning of Year ...........    $21.17              $27.73              $23.96            $24.56           $21.04
                                                  ------              ------              ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss) ............    (0.050)             (0.123)             (0.030)            0.110            0.096
     Net Gains (Losses) on Investments
       (both Realized and Unrealized) ........    (2.980)             (5.377)              7.080            (0.156)           5.286
                                                  ------              ------              ------            ------           ------
     Total from Investment Operations ........    (3.030)             (5.500)              7.050            (0.046)           5.382
                                                  ------              ------              ------            ------           ------
LOST DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from Net Investment Income ....        --                  --                  --            (0.111)          (0.096)
     Dividends in Excess of Net Investment
       Income ................................        --                  --                  --                --           (0.004)
     Dividends from Net Realized Gains .......        --              (1.060)             (3.280)           (0.443)          (1.762)
                                                  ------              ------              ------            ------           ------
     Total Distributions .....................        --              (1.060)             (3.280)           (0.554)          (1.862)
                                                  ------              ------              ------            ------           ------
Net Asset Value, End of Year .................    $18.14              $21.17              $27.73            $23.96           $24.56
                                                  ======              ======              ======            ======           ======
Total Return(A) ..............................   (14.31%)            (19.83%)             29.42%            (0.18%)          25.85%

RATIOS TO AVERAGE NET ASSETS:
     Gross Expenses(B) .......................     1.44%               1.38%               1.50%             1.57%            1.49%
     Net Expenses ............................     1.35%               1.35%               1.32%             1.25%            1.25%
     Net Investment Income (Loss)(C) .........    (0.25%)             (0.46%)             (0.16%)            0.44%            0.49%
Portfolio Turnover Rate ......................    62.69%             124.93%             133.63%            43.42%           21.02%
Net Assets, At End of Year (000) .............   $54,396             $69,091             $94,840           $67,478          $66,762

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost
(B)    Had fees not been waived and expenses not been assumed.
(C)    Ratios would have been (0.34%), (0.49%), (0.34%), 0.12%, and 0.25%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

FOR MORE INFORMATION

Additional information for the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

         By Telephone:              1-800-826-1115
         By Mail:          [Van Eck Associates Corporation
                           99 Park Avenue
                           New York, New York  10016]
         On the Internet:  Electronic copies are available on our website at
                                 http://www.vaneck.com

A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009, 202-942-8090. Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-__________



VAN ECK FUNDS II PROSPECTUS  35

                                    EXHIBIT D

                                    FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT


       AGREEMENT made as of this 1st day of MAY, 2002 between VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager"), and VAN ECK FUNDS, INC., Mid Cap Value Fund [Total Return Fund] series of a Maryland Corporation (the "Fund") having its principal place of business in New York, New York (the "Fund").

       WHEREAS, the Fund is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Fund is authorized to issue shares of capital stock in separate series, each representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Fund intends to offer its shares ("Shares") in and invest the proceeds in securities, the Fund desires to retain the Investment Manager to render investment Management services hereunder and with respect to which the Investment Manager is willing so to do;

       NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

15.    APPOINTMENT OF INVESTMENT MANAGER

       The Fund hereby appoints the Investment Manager to act as Investment Manager to the Fund for the period and on the terms herein set forth. The Investment Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

16.    DUTIES OF INVESTMENT MANAGER

       The Investment Manager, at its own expense, shall be responsible for furnishing the following services and facilities to the Fund:

       (a)    INVESTMENT PROGRAM

       The Investment Manager will (i) furnish continuously an investment program for the Fund (ii) determine (subject to the overall supervision and review of the Board of Directors of the Fund) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Investment Manager also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Investment Manager and the Fund agree, subject always to the control of the Board of Directors of the Fund and to the provisions of the Articles of Incorporation of the Fund, the Fund's By-Laws and the 1940 Act.

       (b)    OFFICE SPACE AND FACILITIES

       The Investment Manager will arrange to furnish the Fund office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service required for managing the investments of the Fund.

       (c)    PERSONNEL

       The Investment Manager shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund if such persons are also employees of the Investment Manager or its affiliates, except as otherwise provided herein.

       (d)    PORTFOLIO TRANSACTIONS

       The Investment Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Investment Manager will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Manager shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or the other accounts over which the Investment Manager or an affiliate of the Investment Manager exercises investment discretion. The Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Investment Manager or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Investment Manager or its affiliates provided that the Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Investment Manager deems equitable among the accounts involved.

       (e)    RIGHT TO RECEIVE ADVICE

              (i) ADVICE OF FUND If the Investment Manager shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice.

              (ii) ADVICE OF COUNSEL If the Investment Manager or the Fund shall be in doubt as to any question of law involved in any action to be taken or omitted by the Investment Manager, it may request advice at the Fund's cost from counsel of its own choosing (which may be counsel for the Investment Manager or the Fund, at the option of the Investment Manager).

              (iii) PROTECTION OF THE INVESTMENT MANAGER The Investment Manager shall be protected in any action or inaction which it takes in reliance on any directions or advice received pursuant to subsections (i) or (ii) of this paragraph which the Investment Manager, after receipt of any such directions or advice in, good faith believes to be consistent with such directions or advice as the case may be. However, nothing in this paragraph shall be construed as imposing upon the Investment Manager any obligation (i) to seek such directions or advice or (ii) to act in accordance with such directions or advice when received.

Nothing in this subsection shall excuse the Investment Manager when an action or omission on the part of the Investment Manager constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by the Investment Manager of its duties under this Agreement.

17.    EXPENSES OF FUND

       The Investment Manager shall not bear the responsibility for or expenses associated with operational, accounting or administrative services on behalf of the Fund not expressly assumed by the Investment Manager hereunder. The expenses to be borne by the Fund include, without limitation:

       (a) charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Fund for the safekeeping of the Fund's cash, portfolio securities and other property;

       (b) general operational, administrative and accounting costs, such as the costs of calculating the Fund's net asset value, the preparation of the Fund's tax filings with relevant authorities and of compliance with any and all regulatory authorities;

       (c)    charges and expenses of auditors and outside accountants;

       (d) brokerage commissions for transactions in the portfolio securities of the Fund;

       (e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies;

       (f)    the cost of stock certificates representing shares of the Fund;

       (g) expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if applicable;

       (h) all expenses of shareholders' and Directors' meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other required communications to shareholders;

       (i) all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing offering documents and literature used for any promotional purposes);

       (j) compensation and travel expenses of Directors who are not "interested persons" of the Investment Manager within the meaning of the 1940 Act;

       (k) the expense of furnishing, or causing to be furnished, to each shareholder statements of account;

       (l) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure, day to day legal affairs of the Fund and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws;

       (m) the expenses of attendance at professional and other meetings of organizations such as the Investment Company Institute and other trade groups by officers and Directors of the Fund, and the membership or association dues of such organizations;

       (n) the cost and expense of maintaining the books and records of the Fund;

       (o) the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy;

       (p)    interest payable on Fund borrowing;

       (q)    postage; and

       (r) any other costs and expenses incurred by the Investment Manager for Fund operations and activities, including but not limited to the organizational costs of the Fund if initially paid by the Investment Manager.

18.    COMPENSATION


       For the services and facilities to be provided to the Fund by the Investment Manager as provided in Paragraph 2 hereof, the Fund shall pay the Investment Manager a fee at the annual rate set forth in Schedule A ("Annual Fee"). The Fund shall pay such amounts monthly, based on the Fund's average daily net assets, as reflected in the books and records of the Fund in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund.


19.    SUB-INVESTMENT ADVISERS

       (a) APPOINTMENT OF SUB-INVESTMENT ADVISERS - Subject to the terms of the Agreement, the Articles of Incorporation and the 1940 Act, the Investment Manager at its expense, may select and contract with investment advisers ("Sub-Investment Advisers") to provide all or a portion of the investment management services to be furnished by the Investment Manager hereunder. Any contract with a Sub-Adviser shall be subject to the written approval of the Fund.

       (b) RESPONSIBILITY OF THE ADVISER - So long as the Sub-Investment Adviser serves as Investment Adviser to all or a portion of the Fund's assets, the obligation of the Investment Manager under this Agreement shall be, subject in any event to the control of the Board of Directors of the Fund to determine and review with the Sub-Investment Adviser investment policies of the Fund with respect to the assets managed by the Sub-Investment Adviser and the Sub-Investment Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable policies and restrictions and of placing all orders for the purchase and sale of portfolio securities for the fund with respect to such assets. The Investment Manager shall compensate any Sub-Investment Manager to the Fund for its services to the Fund.

       (c) TERMINATION OF SUB-INVESTMENT ADVISORY AGREEMENT - The Fund or the Investment Manager may terminate the services of the Sub-Investment Adviser at any time in its sole discretion and at such time the Investment Manager shall assume the responsibilities of the Sub-Investment Adviser unless or until a successor Sub-Investment Adviser is selected.

20.    FUND TRANSACTIONS

       The Investment Manager agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Fund; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

21.    RELATIONS WITH FUND

       Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund and the Articles of Incorporation and By-Laws of the Investment Manager, respectively, it is understood (i) that Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers or otherwise; (ii) that Directors, officers, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and (iii) that the Investment Manager (or any such successor) is or may be interested in the Fund as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and By-Laws.

22.    LIABILITY OF INVESTMENT MANAGER AND OFFICERS AND DIRECTORS OF FUND

       Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager or such persons against any liability to the Fund or its shareholders to which the Investment Manager might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

23.    DURATION AND TERMINATION OF AGREEMENT

       (a)    DURATION

       This Agreement shall become effective on the date hereof for the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       (b)    TERMINATION

       This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Fund or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Investment Manager, on sixty (60) days written notice to the other party.

       (c)    AUTOMATIC TERMINATION

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

       (d)    NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

24.    PRIOR AGREEMENT SUPERSEDED

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

25.    SERVICES NOT EXCLUSIVE

       The services of the Investment Manager to the Fund hereunder are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others and to engage in other activities.

26.    MISCELLANEOUS

       (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


[SEAL]                                  VAN ECK FUNDS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------

       ------------------------------      -------------------------------------
                   Secretary                          Vice President



[SEAL]                                  VAN ECK ASSOCIATES
CORPORATION

Attest:                                 By:
       ------------------------------      -------------------------------------

       ------------------------------      -------------------------------------
                   Secretary                             President

SCHEDULE A
VAN ECK FUNDS, INC.
                                  For the services and facilities to be provided to the Fund by the Adviser the Fund shall pay the Adviser a fee, payable monthly, at the annual rate of .75 of 1% of the Fund's average daily net assets, as determined by the Company or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Directors of the Company.

                                    EXHIBIT E


                               VAN ECK FUNDS, INC.


                        INVESTMENT SUB-ADVISORY AGREEMENT

       AGREEMENT made as of the day of , 2001 by and among JOHN A. LEVIN and CO., Inc. a Corporation organized under the laws of the having its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager" or the "Adviser") and VAN ECK FUNDS, INC., a Maryland Corporation having its principal place of business in New York, New York (the "Company").

       WHEREAS, the Company is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

       WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

       WHEREAS, the Company is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has retained the Investment Manager to render management and advisory services for the series of the Company known as the Van Eck Mid Cap Value Fund and the Total Return Fund (together the "Fund"); and

       WHEREAS, the Investment Manager has retained the Sub-Adviser to render investment advisory and other services hereunder to the Fund; and

       WHEREAS, the Sub-Adviser is willing to furnish services to the Fund under this investment sub-advisory agreement; and

       WHEREAS, the Investment Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Sub-Adviser is willing to furnish such services.

       NOW, THEREFORE, WITNESSETH:

       That it is hereby agreed among the parties hereto as follows:

APPOINTMENT OF SUB-ADVISER

       The Investment Manager hereby appoints the Sub-Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment adviser to the Fund pursuant to this Agreement the obligation of the Investment Manager under this Agreement with respect to the Fund shall be, subject in any event to the control of the Directors of the Company, to determine and review with Sub-Adviser investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Investment Manager will compensate the Sub-Adviser of the Fund for its services to the Fund. The Investment Manager or the Fund, subject to the terms of this

Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Investment Manager shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment adviser is selected.

DUTIES OF SUB-ADVISER

       The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Company:

       INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company and the Investment Manager) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held un-invested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then-current prospectus and statement of additional information which is part of the Company's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Adviser by the Investment Manager. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Company and matters incidental thereto as the Sub-Adviser and the Company agree, subject always to the control of the Board of Directors of the Company and to the provisions of the Articles of Incorporation of the Company, and the Company's By-laws and the 1940 Act. The Sub-Adviser will manage the Fund so that it will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time; and, with respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt procedures reasonably designed to ensure compliance.

       OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

       PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund for services provided to the Fund (but not any other series of the Company) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

       PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to Sub-Adviser or an affiliate of the Sub-Adviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser.

       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

       The Sub-Adviser will monitor on a daily basis the determination by the custodian and record-keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

       The Sub-Adviser will provide the Company or the Investment Manager with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Company) as are necessary to assist the Company and the Investment Manager to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

       The Sub-Adviser will provide reports to the Company's Board of Directors for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Company's Board of Directors with respect to the Fund such periodic and special reports as the Directors or the Investment Manager may reasonably request.

EXPENSES OF THE COMPANY

       Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.     COMPENSATION

(a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Investment Manager will pay to the Sub-Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto.

5.     REPRESENTATIONS AND COVENANTS

       The Investment Manager hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Investment Manager hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

       The Sub-Adviser hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the Rules and regulations thereunder;

       That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder; Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Investment Manager upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

6.     COMPANY TRANSACTIONS

       The Investment Manager and Sub-Adviser each agrees that neither it nor any of its officers, directors, employees or agents will take any long or short-term position in the shares of the Company; provided, however, that such prohibition shall not prevent the purchase of shares of the Company by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Company.

7.     RELATIONS WITH COMPANY

       Subject to and in accordance with the Declaration of Company and By-Laws of the Company and the Articles of Incorporation and By-Laws of the Investment Manager and Sub-Adviser it is understood (i) that Directors, officers, agents and shareholders of the Company are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company as Directors, officers, shareholders or otherwise; and
(iii) that the Sub-Adviser (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Company and By-laws.

8. LIABILITY OF INVESTMENT MANAGER, SUB-ADVISER AND OFFICERS AND DIRECTORS OF THE COMPANY

       Neither the Investment Manager, Sub-Adviser nor any of their officers, directors, employees, agents or controlling persons or assigns or Directors or officers of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager, Sub-Adviser or such persons against any liability to the Company or its shareholders to which the Investment Manager or Sub-Adviser might otherwise be subject by reason of any willful misconduct, gross negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.       INDEMNIFICATION

         Notwithstanding Section 8 of the Agreement, the Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (except the Company), and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Investment Manager's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Investment Manager and contained in the Registration Statement or prospectus or statement of additional information covering the shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Investment Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Investment Manager or the Company or to any affiliated person of the Investment Manager by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by the Investment Manager to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Investment Manager in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person of the Investment Manager (except the

Company), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager (all of such persons being referred to as "Investment Manager Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Investment Manager), or litigation (including legal and other) expenses to which an Investment Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof, or any supplement thereto, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser, the Company, or any affiliated person of the Sub-Adviser or Company by an Investment Manager Indemnified Person; or (2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Investment Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Neither the Investment Manager nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.    DURATION AND TERMINATION OF THE AGREEMENT

       This Agreement shall commence on the date hereof unless terminated as herein provided, this agreement will remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Company or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Company, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act); of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       This Agreement may be terminated at any time without payment of any penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days' written notice to the Sub-Adviser or (b) by the Investment Manager or the Sub-Adviser at any time upon sixty (60) days' written notice to the other parties.

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

MISCELLANEOUS

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

USE OF NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

       It is understood that the name John A. Levin and Co. any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-adviser to the Fund. Upon termination of this Agreement, the Company and Investment Manager shall forthwith cease to use such name (or derivative or logo).

15.    BINDING AGREEMENT

       This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.

       Witness the due execution hereof effective this ____th day of ______________ 2002.


Attest:
John A. Levin and Co., Inc.

                                         By:
---------------------------------------     ------------------------------------
Name:
Title:


Attest:


                                         By:
---------------------------------------     ------------------------------------
Name:
Title:


Attest:  Van Eck Associates Corporation


                                         By:
---------------------------------------     ------------------------------------
Name:
Title:

SCHEDULE A
VAN ECK FUNDS, INC.,

                                        For the services and facilities to be
                                        provided to the Fund by the Sub-Adviser
                                        as provided in Paragraph 2 hereof, the
                                        Investment Manager shall pay the
                                        Sub-Adviser a fee, payable monthly, at
                                        the annual rate of .375 of 1% of the
                                        Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Company or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Directors of the Company. The Company shall not be liable for the obligation of the Investment Manager to make payment to the Sub-Adviser.

                                    EXHIBIT F

                               VAN ECK FUNDS, INC
                                TOTAL RETURN FUND
        PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL 26, 2002

       The undersigned shareholder of TOTAL RETURN FUND, (the "Fund"), a series of VAN ECK FUNDS, INC (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on April 26, 2002 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck. Derek van Eck, Susan Lashley, Thomas H. Elwood and Bruce J. Smith and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

       PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

              Please vote by filling in the boxes below.


       1.     To approve the Investment Management Agreement with Van Eck
              Associates

              FOR _________  AGAINST ___________  ABSTAIN __________


       2. To approve the Investment Sub-Advisory Agreement with John A. Levin & Co. Inc.

              FOR _________  AGAINST ___________  ABSTAIN __________


       3.     To approve the Agreement and Plan of Reorganizaton

              FOR _________  AGAINST ___________  ABSTAIN __________

                      Dated: ______________________ 2002


                            ________________________
                            Signature of shareholder


                             ___________________________________
                             Signature of Co-shareholder, if any


For joint accounts, all co-owners must sign. Executors, administrators, Directors, etc. should so indicate when signing.

                                    EXHIBIT G

                               VAN ECK FUNDS, INC.

                               MID CAP VALUE FUND
        PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL 26, 2002

       The undersigned shareholder of Mid Cap Value Fund, (the "Fund"), a series of VAN ECK FUNDS, INC (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on April 26, 2002 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck. Derek van Eck, Susan Lashley, Thomas H. Elwood and Bruce J. Smith and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

       PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

              Please vote by filling in the boxes below.


       4.     To approve the Investment Management Agreement with Van Eck
              Associates

              FOR _________  AGAINST ___________  ABSTAIN __________


       5. To approve the Investment Sub-Advisory Agreement with John A. Levin & Co. Inc.

              FOR _________  AGAINST ___________  ABSTAIN __________


       6.     To approve the Agreement and Plan of Reorganization

              Eck Mid Cap Value Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

              FOR _________  AGAINST ___________  ABSTAIN __________

                      Dated: ______________________ 2002


                            ________________________
                            Signature of shareholder



                       ___________________________________
                       Signature of Co-Shareholder, if any


For joint accounts, all co-owners must sign. Executors, administrators, Directors, etc. should also indicate when signing.

PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                               Reorganization of

                               MID CAP VALUE FUND
                       (formerly Growth and Income Fund)
                               TOTAL RETURN FUND
                                each a series of
                              Van Eck Funds, Inc.
                           99 Park Avenue, 8th Floor
                            New York, New York 10016
                        (212) 687-5200 o 1-800-826-2333

                                      With

                               MID CAP VALUE FUND
                                  a series of
                             Van Eck Funds II, Inc.
                           99 Park Avenue, 8th Floor
                            New York, New York 10016
                         (212) 687-5200 o 1-800-826-2333

       This Statement of Additional Information, relating specifically to the reorganization of Mid-Cap Value Fund (formerly Growth and Income Fund) ("Mid-Cap I Fund") and Total Return Fund ("Total Return Fund"), both series of Van Eck Funds, Inc. ("Van Eck I"), with and into Mid-Cap Value Fund, the sole portfolio series of Van Eck Funds II, Inc. ("Van Eck II") and the conversion of shares of Mid-Cap I Fund and Total Return Fund to shares of Mid-Cap II Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

       (1) The Form of Statement of Additional Information of Mid-Cap II Fund dated ___________ __, 2002;

       (2) the Statement of Additional Information of Mid-Cap I Fund and Total Return Fund dated May 1, 2001, as amended January 1, 2002'

       (3) the Annual Report of Mid-Cap I Fund and Total Return Fund for the year ended December 31, 2001;

       (4)  the Pro-Forma Financial Statements.

       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated _____________ ___, 2002. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Van Eck Associates Corporation at 99 Park Avenue, New York, New York 10016 or by telephoning Van Eck Associates Corporation at 1 (800) 544-4653.

       The date of this Statement of Additional Information is ______________ ___, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                                          Page

Form of Statement of Additional Information of Mid Cap I Fund              B-
Statement of Additional Information of Mid Cap II Fund and Total
     Return Fund dated May 1, 2001                                         B-
Annual Report of Mid Cap I Fund and Total Return Fund for the
     Year ended December 31, 2001                                          B-
Pro Forma Financial Statements                                             B-

                             VAN ECK FUNDS II, INC.
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653
                                 WWW.VANECK.COM


     Van Eck Funds II, Inc. (the "Company") is a registered investment company currently consisting of one series: the Van Eck Mid-Cap Value Fund.

     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 2002 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.


                                TABLE OF CONTENTS


General Information ......................................................     1
Investment Objectives and Policies of The Fund ...........................     1
Bank Obligations .........................................................     1
Commercial Paper .........................................................     1
Repurchase Agreements ....................................................     1
Lending of Portfolio Securities ..........................................     2
Restricted Securities ....................................................     2
Derivatives ..............................................................     3
When-Issued and Delayed Delivery Securities & Forward Commitments ........     7
Foreign Securities .......................................................     7
Foreign Currency Transactions ............................................     8
Depositary Receipts ......................................................     9
Warrants .................................................................     9
Investment Companies .....................................................     9
Portfolio Turnover .......................................................     9
Investment Restrictions ..................................................     9
Investment Advisory Services .............................................    11
The Distributor ..........................................................    12
Portfolio Transactions and Brokerage .....................................    14
Directors and Officers ...................................................    16
Purchase of Shares .......................................................    18
Valuation of Shares ......................................................    19
Exchange Privilege .......................................................    20
Tax-Sheltered Retirement Plans ...........................................    20
Investment Programs ......................................................    23
Taxes ....................................................................    24
Redemptions In Kind ......................................................    27
Performance ..............................................................    27
Description of the Company ...............................................    29
Additional Information ...................................................    29
Financial Statements .....................................................    30
Appendix .................................................................    31


                       Statement of Additional Information
                                   May 1, 2002

                               GENERAL INFORMATION


     Van Eck Funds II, Inc., (the "Company") is comprised of one portfolio Van Eck Mid-Cap Value Fund (the "Fund"). The Company had no business history prior to its formation.

     The Fund is classified as diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The investment objective and policies of the Fund are described in the Company's Prospectus under the headings "The Fund" and "Additional Investment Strategies" with the Fund's policies being described specifically under the sub-heading "Other Investments, Investment Policies, Investment Techniques and Risks". The following information supplements the discussion of investment objectives and policies for the Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of the Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objective of the Fund is a non-fundamental policy and may be changed without shareholder approval.

     Under normal market conditions, the Fund expects to follow a policy of investing at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1(c) under the Act.


BANK OBLIGATIONS


     The Fund may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Fund will not invest in time deposits maturing in more than seven days.


COMMERCIAL PAPER

     The Fund may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Fund may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS


     The Fund may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is the Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

     During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If the Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, the Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser and/or the Sub-Adviser (the "Adviser") in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks that have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. The seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, the Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral was less than the price specified in the repurchase agreement. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.


LENDING OF PORTFOLIO SECURITIES


     The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.


RESTRICTED SECURITIES

     Subject to the Fund's limitations on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     DERIVATIVES. A derivative is a security that derives its current value from the current value of another security. Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.


     CALL OPTIONS. The Fund may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

     The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

     The Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously writ-ten. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     PUT OPTIONS. The Fund may purchase put options. The Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by the Fund or related to such securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

     OPTIONS ON INDEXES. The Fund may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

     The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

     The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

     FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Upon entering into a futures contract, the Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, the Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

     First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. The Fund may buy and sell futures contracts on debt securities. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

     The Fund by hedging through the use of futures on debt securities seeks to establish more certainty with respect to the effective rate of return on their portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

     The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce the Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Fund may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

     STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Fund may buy and sell stock index futures contracts.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, the Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.


     OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, the Fund may purchase and sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.


     When the Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

     Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

     If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

     While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Fund may enter into foreign currency futures contracts. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.


     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may engage in futures, options and currency transactions for investment purposes. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for unexpired options on futures contracts used for non-hedging purposes would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by the Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.


     Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Fund may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.


FOREIGN SECURITIES


     The Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

     Investment in foreign securities by the Fund involve certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could effect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.


     Investment  in  foreign   securities  may  involve  the  following  special
considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.


     The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Fund.


FOREIGN CURRENCY TRANSACTIONS

     The Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

     Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by the Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS


     The Fund may invest in ADRs, GDRs, and EDRs (collectively "Depositary Receipts") which, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.



WARRANTS


     The Fund may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant.



INVESTMENT COMPANIES

     The Fund may, subject to its respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.


PORTFOLIO TURNOVER


     Portfolio turnover for the Fund may vary from year to year or within a year depending upon economic, market and business conditions. A higher portfolio turnover rate may cause the Fund to realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.


                             INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions relating to the investments of the Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding shares of the Fund. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. The Fund will not:


     1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

     2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restriction 10 below.

     3    Borrow  money,  except  the  Fund  may,  as a  temporary  measure  for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 30% of the value of its total assets. The Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 30% of the value of its total assets. This restriction will not prevent the Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10, provided that a segregated account consisting of cash or other liquid securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.


     4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     5. Invest 25% or more of the value of the total assets of the Fund in securities of issuers having its principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments.

     6. Invest in real estate, although the Fund may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

     7. Make loans, except the Fund may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

     8. Write options, except that the Fund may write covered call options, provided that as a result of such sale, the Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.


     9. Purchase options, except that the Fund may purchase put options provided that the total premiums paid for such outstanding options owned by the Fund does not exceed 5% of its total assets. The Fund may not write put options on securities other than to close out previously purchased put options.

     10. Enter into commodity contracts, except that the Fund may enter into financial futures contracts and foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of the Fund's total assets, and (b) a segregate account consisting of cash or other liquid securities in an amount equal to the total market value of any futures contract purchased by the Fund, less the amount of any initial margin, is established.


     11. Invest more than 15% of the net asset value of the Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

     12. Invest more than 10% of the value of its total assets in securities of other open-end and closed-end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.


     13. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

     14. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common management may be combined or allocated between the Fund and such account.

     15. Invest in companies for the sole purpose of exercising control or management.

     16. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

     17. Invest in securities of foreign issuers, except the Fund may invest up to 20% of the value of its total assets in securities of foreign issuers including ADRs.

     18.  Effect short sales of securities, except short sales against the box.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGEMENT AND ADMINISTRATION


     The Company has entered into an Investment Management Agreement (the "Advisory Agreement") with respect to the Fund with Van Eck Associates Corporation ("Van Eck Associates" or "the Adviser") and a Sub-Advisory Agreement with John A. Levin & Co., Inc. ("Levin" or the "Sub-Adviser"), pursuant to which the Adviser serves as investment adviser to the Fund. Under the terms of the agreements, the Sub-Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT OF THE FUND" in the Prospectus.

At a meeting of the Board of Directors held on February 12, 2002 a majority of the Directors, including a majority of the directors who are not "interested persons" of the Fund (the "Independent Directors") considered and unanimously approved the Advisory Agreement. The Advisory Agreement is identical to the investment advisory agreement between the Fund's predecessor, Van Eck Funds, Inc., Mid-Cap Value Fund (the "Predecessor Fund") and Van Eck Associates (the "Prior Agreement"). At a regular meeting of the Board of Directors of the Predecessor Fund (which consists of the same individuals who serve as Directors of the Company) held on December 12, 2001, a majority of the directors of the Predecessor Fund including a majority of the directors who are not "interested persons" of the Predecessor Fund (the "Predecessor Fund Independent Directors") considered and unanimously approved the Prior Agreement for the Predecessor Fund. In considering the approval of the Prior Agreement, the directors of the Predecessor Fund, including the Predecessor Fund Independent Directors, considered whether the approval of the Prior Agreement was in the best interests of the Predecessor Fund and the shareholders of the Predecessor Fund. The directors also reviewed materials furnished by Van Eck Associates and met with representatives of Van Eck Associates. Among other things, the directors considered the investment philosophy and style of Van Eck Associates its relative performance record and its personnel. The directors noted that Van Eck Associates intended to engage Levin as sub-adviser to the Predecessor Fund, and that Levin intended to use a mid-cap value strategy. The directors were also presented with certain comparative information on advisory fees paid by other mutual funds managed with a mid-cap value strategy, which indicated that the advisory fees payable under the Advisory Agreement would fall in the middle of the second quartile (as ranked from highest to lowest fees).

     At a meeting of the Board of Directors held on February 12, 2002 a majority of the Directors, including a majority of the Independent Directors considered and unanimously approved the Sub-Advisory Agreement. The Sub-Advisory Agreement is identical to the investment sub-advisory agreement between the Predecessor Fund and Levin (the "Prior Sub-Advisory Agreement"). At a regular meeting of the board of directors of the Predecessor Fund (which consists of the same individuals who serve as Directors of the Company) held on December 12, 2001, a majority of the directors of the Predecessor Fund, including a majority of the Predecessor Fund Independent Directors considered and unanimously approved the Prior Sub-Advisory Agreement for the Predecessor Fund. In considering the approval of the Prior Sub-Advisory Agreement, the Directors of the Predecessor Fund, including the Predecessor Fund Independent Directors, considered whether the approval of the Prior Sub-Advisory Agreement was in the best interests of the Predecessor Fund and the Shareholders of the Predecessor Fund. In considering the approval of the Sub-Advisory Agreement the Directors reviewed materials furnished by Levin and met with a representative of Levin. Among other things, a representative of Levin provided an overview of Levin's experience, investment process and personnel. Levin also provided the Directors with information on the performance of Levin's mid-cap value composite, which has outperformed its benchmark index since its inception in 1999.

     The current Advisory Agreement for the Fund was approved by the sole shareholder of the Fund at a meeting held __________, 2002. The term of the agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the Fund. Under the agreement, Van Eck Associates will be compensated by the Fund at an annual rate of 0.75% of the Fund's average net assets. There are no Break points in the fee structure. The Advisory Agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Adviser, or automatically in the event of an assignment.

     The current Sub-Advisory Agreement for the Fund was approved by the sole shareholder of the Fund at a meeting held _______, 2002. The term of the Sub-Advisory agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the Fund. Under the Sub-Advisory Agreement Van Eck Associates has agreed to pay Levin a sub-advisory fee at an annual rate of .20% of the first $200 million of average daily net assets, .19% of the next $1.1 billion of average daily net assets and .18% of assets in excess of $1.3 billion. Levin has agreed to waive all sub-advisory fees through September 30, 2002.

     The Sub-Advisory agreement may be terminated, without payment of any penalty, by any party by the vote of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to Levin or by Van Eck Associates or Levin at any time upon 60 days' notice to the other parties. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

     The Company entered into an Administration Agreement dated April __, 2002 with respect to the Fund with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Fund including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Administrator, or automatically in the event of an assignment.

     For providing investment advisory, management, and administrative services to the Predecessor Fund, Chubb Asset Managers, Inc. ("CAM") and the Administrator were entitled to receive monthly compensation based on a percentage of the average net asset value of the Fund under a monthly fee schedule equal to 0.20% and 0.45% of the Fund's average annual net assets. The fees, net of waivers, paid to CAM and Administrator are set forth below:


ADVISER'S FEES



                                           ADVISER'S FEES      ADMINISTRATOR'S
                                                                    FEES

Fiscal year ended December 31, 2001           $119,218           $283,462
Fiscal year ended December 31, 2000           $175,191           $412,140
Fiscal year ended December 31, 1999           $130,692           $317,818


FEES PAID TO THE ADVISER


     An Expense Limitation Agreement implemented certain expense limits between the Company and the Adviser.

     For the year ended December 31, 2001, the rate of expenses borne by the Fund was limited to 1.35% and for the years ended December 31st 2000 and 1999 such limitations were 1.32% and 1.35%, respectively.


                                 THE DISTRIBUTOR


     Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of the Fund pursuant to a Distribution Agreement dated _____, 2002, approved by action of the Board of Directors at a meeting held on ________, 2002.

     Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES". The Company will receive not less than the full net asset value of the shares of the Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "VALUATION OF SHARES". The amount between the Offering Price and the net asset value of the Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

     For the year ended December 31, 1999, the Distributor retained $111,365 after reallowances of $21,090 from the Predecessor. For the year ended December 31, 2000, the Distributor retained $17,759 after reallowances of $97,024. For the year ended December 31, 2001, the Distributor retained $28,855 after reallowances of $4,907.

     The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities law, the costs and expenses relating to notice filings, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

     The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act ("Distribution Plans"), which provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

     The maximum expenditure the Company may reimburse under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plan ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's shares. Reimbursements under the Distribution Plan will be accrued daily and paid quarterly in arrears.

     The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and
(ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plan contemplate that activities to both
(i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

     In light of the NASD rule amendments, the Board of Directors, and separately a majority of the Independent Directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of the Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of the Fund be considered to be service fees, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

     The Distribution Plan does not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plan is terminated in accordance with its terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plan will cease. The Distribution Plan does not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

     For the years ended December 31, 2001,  2000 and 1999,  $244,292,  $975,717
and $635,183 was the net amount paid by the Predecessor to the Distributor, under the Class A Plan of Distribution.

     The Distribution Plan as to the Class A shares was approved on ___________, 2002 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). The Distribution Plan will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plan must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plan may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days' written notice. The Distribution Plan may not be amended to increase materially the amount of expenditures under the Distribution Plan unless such amendment is approved by a vote of the voting securities of the Fund. The Distribution Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Distribution Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Company will preserve copies of the Distribution Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Distribution Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Distribution Plan, see the Prospectus.

VAN ECK SECURITIES CORPORATION
12b-1 ACCOUNTING--PREDECESSOR FUND
YEAR ENDED DECEMBER 31, 2001

TOTAL 12b-1 EXPENSE PER BOOKS                              $305,122
PAYMENT TO SECURITIES DEALERS                                60,831
                                                            -------

NET 12b-1 FEES                                              244,292
                                                            -------

DISTRIBUTION EXPENDITURES:
Reports                                                         348
Dealer Fact Sheets                                            1,125
Prospectus                                                      178
Marketing Support Telephone                                   3,623
Marketing Department Expenses                               205,143
Telemarketing Department Expenses                            33,437
                                                            -------

TOTAL EXPENDITURES                                          243,853
                                                            -------

EXCESS OVER EXPENSE PAYMENTS TO VESC ($)                    $   438
                                                            =======



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

     The money market securities and other debt securities purchased by the Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

     Insofar as known to management, no director or officer of the Company, or of the Adviser, Sub-Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

     In selecting broker-dealers to execute transactions with respect to the Fund, the Adviser is obligated to use its best efforts to obtain for the Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.


     Subject to the foregoing standards, the Adviser and Sub-Adviser have been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause the Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Fund. Such research services may be used by the Adviser in connection with any other advi-sory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.

     During the years ended December 31, 2001, 2000 and 1999, the Predecessor Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares.


     The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.


     The Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Fund. Accordingly, occasions may arise when the Adviser and investment personnel of the Sub-Adviser may select securities for purchase or sale by the Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser and their affiliates not to favor any one account over the other.

     The Board of Directors is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Advisor and others who provide services to the Fund.

     The present  members of the Audit  Committee are Richard D.  Stamberger and
David J. Olderman. The duties of this Committee include meeting which representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The present members of the Nominating Committee of the Board of Directors are Richard D. Stamberger and David J. Olderman. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters.

     The present member of the Executive Committee is John C. van Eck. The duties of this Committee are to exercise the general powers of the Board of Directors between meetings of the Board.

     The Directors and principal officers of the Company are identified below, together with biographical information.

                             DIRECTORS AND OFFICERS
                             ----------------------

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
John C. van Eck         Chairman         Since 1997    Chairman, Van Eck         Van Eck Funds, Inc.       Chairman of the
(86)                      and                          Associates Corporation    (2); Van Eck Funds        Board and President
                        Director                       and Van Eck Securities    (6); Worldwide            of two other invest-
                                                       Corporation               Insurance Trust (4)       ment companies
                                                                                                           advised by the
                                                                                                           Adviser
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Jeremy H. Biggs         Director         Since 1997    Vice Chairman, Director   Van Eck Funds, Inc.       Trustee/Director of
(65)                                                   and Chief Investment      (2); Van Eck Funds        two other investment
                                                       Officer, Fiduciary Trust  (6); Worldwide            companies advised
                                                       Company International     Insurance Trust (4)       by the Adviser;
                                                                                                           Chairman, Davis Funds
                                                                                                           Group; Treasurer and
                                                                                                           Director, Royal Oak
                                                                                                           Foundation; Director,
                                                                                                           Union Settlement
                                                                                                           Association; First
                                                                                                           Vice President, Trustee
                                                                                                           and Chairman, Finance
                                                                                                           Committee, St. James
                                                                                                           School
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman       Director         Since 1997    Private investor          Van Eck Funds, Inc.       Trustee/Director of
(66)                                                                             (2); Van Eck Funds        two other investment
                                                                                 (6); Worldwide            companies advised
                                                                                 Insurance Trust (4)       by the Adviser
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger   Director         Since 1997    President, SmartBrief.    Van Eck Funds, Inc.       Trustee of two other
(43)                                                   com                       (2); Van Eck Funds        investment companies
                                                                                 (6); Worldwide            advised by the
                                                                                 Insurance Trust (4)       Adviser; Partner and
                                                                                                           Co-founder, Quest
                                                                                                           Partners, LLC; Executive
                                                                                                           Vice President, Chief
                                                                                                           Operating Officer and
                                                                                                           Director of NuCable
                                                                                                           Resources Corporation
----------------------------------------------------------------------------------------------------------------------------------
Richard Cowell***       Director         Since 2002                              Van Eck Funds             Trustee of other
(74)                                                                             (6); Worldwide            investment companies
240 El Vedado Way                                                                Insurance Trust (4)       advised by the Adviser;
Palm Beach, FL 33480                                                                                       Private investor;
                                                                                                           Director, West Indies &
                                                                                                           Caribbean Development
                                                                                                           Ltd. (real estate)
----------------------------------------------------------------------------------------------------------------------------------
Philip D. DeFeo***      Director         Since 2002                              Van Eck Funds             Trustee of other
(55)                                                                             (6); Worldwide            investment companies
301 Pine Street                                                                  Insurance Trust (4)       advised by the Adviser;
San Francisco, CA 94104                                                                                    Chairman, Pacific Stock
                                                                                                           Exchange; former
                                                                                                           President, Van Eck
                                                                                                           Associates Corporation
                                                                                                           and Van Eck Securities
                                                                                                           Corporation
----------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters***      Director         Since 2002                              Van Eck Funds             Trustee of other
(72)                                                                             (6); Worldwide            investment companies
1350 Beverly Road                                                                Insurance Trust (4)       advised by the Adviser;
McLean, VA 22101                                                                                           Director, Sun Life
                                                                                                           Insurance and Annuity
                                                                                                           Company of New York;
                                                                                                           Director, U.S. Life
                                                                                                           Income Fund.

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck***       Director         Since 2002                              Van Eck Funds             Officer and Director,
(38)                                                                             (6); Worldwide            Van Eck Associates
99 Park Avenue                                                                   Insurance Trust (4)       Corporation, Van Eck
New York, NY 10016                                                                                         Securities Corporation
                                                                                                           and other affiliated
                                                                                                           companies
----------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck***     Director         Since 2002                              Van Eck Funds             Officer and Director,
(37)                                                                             (6); Worldwide            Van Eck Associates
99 Park Avenue                                                                   Insurance Trust (4)       Corporation, Van Eck
New York, NY 10016                                                                                         Securities Corporation
                                                                                                           and other affiliated
                                                                                                           companies
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Bruce J. Smith          Vice President    Since 1997   Senior Vice President     Van Eck Funds, Inc.       Officer of two other
(47)                    and Controller                 and Chief Financial       (2); Van Eck Funds        investment companies
                                                       Officer, Van Eck          (6); Worldwide            advised by the
                                                       Associates Corporation;   Insurance Trust (4)       Adviser
                                                       Senior Managing
                                                       Director, Van Eck
                                                       Securities Corporation

                                           TERM OF          PRINCIPAL                 NUMBER OF                 OTHER
                                         OFFICE(2) AND     OCCUPATIONS                FUNDS IN               DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST               FUND COMPLEX               HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS                TRUSTEE/OFFICER         TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Elwood      Vice President     Since 1998    Vice President, Secretary   Van Eck Funds, Inc.     Officer of two other
(54)                  and Secretary                    and General Counsel,        (2); Van Eck Funds      investment companies
                                                       Van Eck Associates          (6); Worldwide          advised by the
                                                       Corporation, Van Eck        Insurance Trust (4)     Adviser
                                                       Securities Corporation
                                                       and other affiliated
                                                       companies
------------------------------------------------------------------------------------------------------------------------------------
Alex Bogaenko         Officer            Since 1997    Director of Portfolio       Van Eck Funds, Inc.     Controller of two
(39)                                                   Administration, Van         (2); Van Eck Funds      other investment
                                                       Eck Associates              (6); Worldwide          companies advised
                                                       Corporation and Van         Insurance Trust (4)     by the Adviser
                                                       Eck Securities
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
Susan Lashley         Officer            Since 1997    Managing Director,          Van Eck Funds, Inc.     Vice President of
(47)                                                   Mutual Fund                 (2); Van Eck Funds      another investment
                                                       Operations, Van Eck         (6); Worldwide          company advised
                                                       Securities Corporation      Insurance Trust (4)     by the Adviser
------------------------------------------------------------------------------------------------------------------------------------

(1) The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.

* John C. van Eck is an interested director as he owns shares and is on the Board of Directors of the investment adviser.

***  To be elected to the Board prior to the Reorganization.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                    IN ALL REGISTERED INVESTMENT COMPANIES
                                           DOLLAR RANGE OF EQUITY SECURITIES                OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                      IN THE FUND                       FAMILY OF INVESTMENT COMPANIES
------------------                          -------------------------------         --------------------------------------
John C. Van Eck                                          $0                                        $2,233,525.56
Jeremy H. Biggs                                           0                                            45,339.69
David J. Olderman                                         0                                                    0
Richard D. Stamberger                                     0                                                    0

                       NAME OF OWNERS
                      AND RELATIONSHIPS                         TITLE OF               VALUE OF            PERCENT OF
NAME OF DIRECTOR         TO DIRECTOR        COMPANY               CLASS               SECURITIES              CLASS
------------------------------------------------------------------------------------------------------------------------------------

                            2001 COMPENSATION TABLE

NAME OF                    AGGREGATE                 PENSION OR RETIREMENT              TOTAL COMPENSATION
PERSON                     COMPENSATION              BENEFITS ACCRUED AS PART OF        FROM FUND AND FUND
POSITION                   FROM FUND                 FUND EXPENSES                      COMPLEX(a) PAID TO DIRECTORS
-------                    ------------              ------------------------           -------------------------
John C. van Eck            $0                        $0                                 $0
Chairman

Jeremy Biggs               $5,000                    $5,000                             $36,000
Director

Richard D. Stamberger      $0                        $0                                 $36,000
Director

David Olderman             $5,750                    $0                                 $39,250
Director


----------
(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the Company. No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

                               PURCHASE OF SHARES

GROUP PURCHASES


     An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of the Fund's Class A shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.


COMBINED PURCHASES

     Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.


LETTER OF INTENT


     Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Funds (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund, except the U.S. Government Money fund) within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a Letter of Intent executed within 90 days after such purchase.

RIGHT OF ACCUMULATION


     The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.


AVAILABILITY OF DISCOUNTS

     An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                               VALUATION OF SHARES


     The net asset value of the shares of the Fund is normally determined as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York
Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in the Fund's portfolio securities would materially affect the net asset value of the Fund's shares and shares of the Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Dividends paid by the Fund with respect to Class A shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount.

     Class A shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.


     Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

     Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

     Long-term  U.S.  Treasury   securities  and  other  obligations  issued  or
guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

     Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.


     Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, significant events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange. If, during such periods, significant events occur which materially affect the value of the securities of the Fund and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.


     All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.

                               EXCHANGE PRIVILEGE


     Class A shareholders of the Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.


     The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.


     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Company and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).


                         TAX-SHELTERED RETIREMENT PLANS


     The Company offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. State Street Bank and Trust Company, P.O. Box 218407, Kansas City, Missouri 64121, acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Company. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions, diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax laws. The Company is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Company.

     REGULAR INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT. The Regular IRA is available to all individuals under age 70 1/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. For each year after 1998, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum filing jointly increases $5,000 and in 2007 increases $15,000. (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers who are active participants in employer-sponsored retirement plans will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. For married taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.

     In the case of taxpayerswhoare active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum. In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA. The income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 70 1/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from a Regular IRA, SPIRA or rollover IRA, to the extent taxable, are taxable as ordinary income. Distributions from either an IRA or SPIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

     ROTH INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL ROTH INDIVIDUAL RETIREMENT ACCOUNT. The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse, minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

     Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

     Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,000 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

     In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non-Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over into a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includible in Federal gross income (and subject to Federal income taxes) over a four year period.

     In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

     Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

     "Qualified distribution" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be withdrawn when you are age 59 1/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

     Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible for federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth IRA.

     The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.

     SIMPLIFIED EMPLOYEE PENSION PLAN. An SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under an SEP. Subject to certain limitations, an employer may also make contributions to an SEP-IRA under a salary reduction arrangement, by which the employee elects contributions to an SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996. The maximum contribution to an SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under an SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts, and accumulate tax-free until distribution. Withdrawals of amounts prior to age 59 1/2 may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits, and other penalties are imposed on insufficient payouts after age 70 1/2.

     QUALIFIED PENSION PLANS. International Investors Fund offers forms of prototype profit sharing and money purchase pension plans (together, the "Qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pension Plans in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution.

     Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties.

     403(b)(7) PROGRAM. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation, or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee reaching age 65. Withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                               INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Directors.


     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of the Fund's and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.


     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.


     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.


     Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.


     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days' notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                      TAXES

TAXATION OF THE FUND--IN GENERAL


     The Fund intends to continue to elect to be treated and to qualify each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

     FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under
Section 988 may also affect the timing of income recognized by the Fund.

TAXATION OF THE SHAREHOLDERS


     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     The Fund may be required to withhold federal income tax at a rate of 30% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

                               REDEMPTIONS IN KIND

     The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE


     From time to time, in reports and sale literature: (1) the Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

     From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance. The Fund's performance may also be ranked by Standard & Poor's Micropal. Micropal's ranking and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

     When Lipper's rankings or performance results are used, the Fund will be compared to Lipper's appropriate fund category by portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Fund may change, the Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

     As noted above, the performance of the Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. The EAFE

Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

     The total returns of all indices noted above will show the changes in prices for the stocks in each index. Where applicable, the performance data will assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected.


     This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:

                YIELD = 2[(A-B/CD + 1)6-1]

      Where:    A  =   dividends and interest earned during the period
                B  =   expenses accrued for the period (net of reimbursement)
                C  =   the average daily number of shares outstanding during
                       the period that were entitled to receive dividends
                D  =   the maximum offering price per share on the last day
                       of the period after adjustment for payment of dividends within 30 days thereafter

     A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


     The average annual total return quotation for the Class A shares of the Predecessor Fund (after maximum sales charge) for the 12 months ended December 31, 2001 was (19.23%). The average annual total return quotation for the Predecessor Fund for the 5 years ended December 31, 2001 was 1.03%. The average annual total return quotation for the Predecessor Fund for the 10 years ended December 31, 2001 was 7.49%. The average annual total return quotation for the Fund since the Company's inception on December 1, 1987 through December 31, 2001 was 10.12%. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period.

     These average annual total return figures represent the average annual compound rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of the Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:



                P(1+T)n = ERV

      Where:    P=      A hypothetical initial payment of $1,000
                T=      Average annual total return
                n=      Number of years
                ERV=    Ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period


     The Fund also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotation for the Predecessor Fund for the 12 months ended December 31, 2001 was (14.31%) . Under this same calculation, the average annual total return quotation for the Predecessor Fund for the 5 years ended December 31, 2001was 2.23%. Under this same calculation, the average annual total return quotation for the Predecessor Fund for the 10 years ended December 31, 2001 was 8.12%.

                           DESCRIPTION OF THE COMPANY


     The Company was incorporated in Maryland on January 30, 2002. The Company is composed of one open-end diversified management investment company, the Van Eck Mid-Cap Value Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to the Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to the Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

     As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.


                             ADDITIONAL INFORMATION


     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to the Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for the Fund and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Fund.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, has been selected as the independent auditors of the Company.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.


     TRANSFER AGENT. The Company has contracted with DST Systems, Inc. ("DST"), 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

     NAME AND SERVICE MARK. The Van Eck Associates Corporation has granted the Company the right to use the "Van Eck" name and service mark.


CAPITAL STOCK


     The authorized capital stock of the Company consists of 800,000,000 shares of common stock, par value $.001, which is divided into one series: Van Eck Mid-Cap Value Fund. The Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds.

     The assets received by the Company for the issuance or sale of shares of the Fund and all income, earnings, profits and proceeds thereof are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Each issued and outstanding share in the Fund is entitled to participate equally in dividends and distributions declared with respect to the Fund and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.


                              FINANCIAL STATEMENTS


     The financial statements contained in the Predecessor Company's December 31, 2001 Annual Report to shareholders are included herein. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF INVESTMENT RATINGS

MOODY'S--BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S--BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.  Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA. Debt rated  "AAA" has the  highest  rating  assigned  by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-):  The  ratings  from "AA" to "BBB" may be  modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity  for timely  payment on issues  with this  designation  is strong.
     However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3. Issues  carrying this  designation  have a satisfactory  capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2.     A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                            VAN ECK/CHUBB FUNDS, INC.
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653
                                 WWW.VANECK.COM

     Van Eck/Chubb Funds, Inc. (the "Company") is a mutual fund consisting of five series: Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund.

     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 2001 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus. The Company's Annual Report is incorporated by reference in this SAI. A copy of the Prospectus and/or Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

General Information .........................................................  1
Investment Objectives and Policies of The Funds .............................  1
Bank Obligations ............................................................  1
Commercial Paper ............................................................  1
Repurchase Agreements .......................................................  1
Reverse Repurchase Agreements ...............................................  2
Lending of Portfolio Securities .............................................  2
Restricted Securities .......................................................  2
Loan Participations and Other Direct Indebtedness ...........................  3
Derivatives .................................................................  3
When-Issued and Delayed Delivery Securities & Forward Commitments ...........  8
Foreign Securities ..........................................................  8
Foreign Currency Transactions ...............................................  9
Depositary Receipts .........................................................  9
Mortgage-Related Securities .................................................  9
Warrants .................................................................... 11
Low Rated or Unrated Debt Securities ........................................ 11
Investment Companies ........................................................ 11
Portfolio Turnover .......................................................... 11
Investment Restrictions ..................................................... 11
Investment Advisory Services ................................................ 14
The Distributor ............................................................. 15
Portfolio Transactions and Brokerage ........................................ 17
Directors and Officers ...................................................... 19
Purchase of Shares .......................................................... 22
Valuation of Shares ......................................................... 22
Exchange Privilege .......................................................... 23
Tax-Sheltered Retirement Plans .............................................. 24
Investment Programs ......................................................... 27
Taxes ....................................................................... 28
Redemptions In Kind ......................................................... 30
Performance ................................................................. 30
Description of the Company .................................................. 33
Additional Information ...................................................... 33
Financial Statements ........................................................ 34
Appendix .................................................................... 35


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001

                               GENERAL INFORMATION

     Van Eck/Chubb Funds, Inc., (the "Company") is comprised of five separate portfolios (the "Funds"). The Company had no business history prior to its formation. Until September 30, 1997, the name of the Company was Chubb Investment Funds, Inc.

     Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund are classified with diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of each Fund's assets, each Fund may not invest more than 5% of its total assets in any issuer or invest more than 10% of the outstanding voting securities of any issuer. Van Eck/Chubb Global Income Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited to the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more that 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time or purchase are invested in a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     The investment objectives and policies of each Fund are described in the Company's Prospectus under the heading "Investment Objectives and Policies" with each Fund's policies being described specifically under its own sub-heading. The following information supplements the discussion of investment objectives and policies for each Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objectives of each Fund are fundamental policies and may be changed only with shareholder approval.

BANK OBLIGATIONS

     All of the Funds may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 per Fund from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. None of the Funds will invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

     All the Funds may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Funds may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

     All of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to a Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends.

The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

     During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks to have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. The seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral was less than the price specified in the repurchase agreement. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.

REVERSE REPURCHASE AGREEMENTS

     In order to generate additional income the Global Income Fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Under a reverse purchase agreement, the Fund would sell portfolio securities and agree to repurchase them at a particular price at a future date. At the time the Fund enters into the reverse repurchase agreement it will establish and maintain a segregated amount with the custodian containing cash or liquid securities having a value not less than the repurchase price, including interest. Reverse repurchase agreements involve risk that the market value of the securities retained in lieu of the sale may decline below the price the securities the Fund has sold but is obligated to repurchase. In the event the buyer of the securities files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings for purpose of calculating the Fund's borrowing limitations. Reverse repurchase agreements are the same as repurchase agreements except that the Fund assumes the role of seller/borrower in the transaction. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

LENDING OF PORTFOLIO SECURITIES

     The Global Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously be collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES

     Subject to a Fund's limitations on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

     The Funds may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event non-payment of scheduled interest or principal. However, there is no assurance that liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that collateral can be liquidated.

     These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are generally made by a syndicate of lending institutions, represented by an agent lending institution, which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash of high grade debt obligations in an amount sufficient to meet such commitments.

     The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Fund will purchase, the Investment Manager will rely upon its own (and not upon the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another institution to collect and pass on to the Fund amounts payable with respect to the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of the certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such investments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that such investments are illiquid, the Fund will include them in the investment limitations above.

     DERIVATIVES. A derivative is a security that derives its current value from the current value of another security. Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Funds will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

     CALL OPTIONS. All the Funds may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

     A Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If a Fund is unable to effect a closing purchase transaction, a Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     PUT OPTIONS. All the Funds may purchase put options and the Global Income Fund may also sell covered put options. A Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Fund or related to such securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

     OPTIONS ON INDEXES. All the Funds may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

     The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

     The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

     FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Upon entering into a futures contract, a Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, a Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

     First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. All of the Funds may buy and sell futures contracts on debt securities. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

     The Funds by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

     The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Funds may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

     STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Total Return Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund may buy and sell stock index futures contracts.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, all the Funds may purchase and the Global Income Fund may sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

     When a Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

     Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

     If a Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

     While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Funds will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Global Income Fund may enter into foreign currency futures contracts. The Global Income Fund may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Global Income Fund may engage in futures, options and currency transactions for investment purposes. The Funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

     Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Funds may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Government Securities Fund, Tax-Exempt Fund or Global Income Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.

FOREIGN SECURITIES

     The Growth and Income Fund and the Total Return Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. The Global Income Fund has an unlimited right to invest and hold foreign securities. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

     Although investment in foreign securities by the Growth and Income Fund and Total Return Fund are intended to reduce risk by providing further diversification, such investments, as well as those of the Global Income Fund, involve certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could effect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7)
generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies,  the  costs  associated  with the  exchange  of  currencies  and the
possibility  of  unfavorable   changes  in  currency  rates  and  exchange  rate
regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.

     Investment  in  foreign   securities  may  involve  the  following  special
considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Growth and Income Fund, the Total Return Fund and the Global Income Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.

     The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Growth and Income Fund, the Total Return Fund and the Global Income Fund. Also, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as is consistent with the best interests of the Company and its shareholders.

FOREIGN CURRENCY TRANSACTIONS

     The Global Income Fund, Growth and Income Fund and Total Return Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. None of the Funds is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which a Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. No Fund, except the Global Income Fund, intends to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

     Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by a Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS

     The Growth and Income Fund, the Total Return Fund and the Global Income Fund may invest in "ADRs," "GDRs," and EDRs" (collectively "Depositary Receipts") which, with the exception of the Global Income Fund, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.

MORTGAGE-RELATED SECURITIES

     Government National Mortgage Association ("GNMA") certificates are mortgage pass-through securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

     In addition to GNMA certificates, the Government Securities Fund and Global Income Fund may invest in mortgage pass-through securities issued by Federal National Mortgage Association ("FNMA") and by Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues two types of pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Both PCs and GMCs represent an undivided interest in a pool of conventional mortgages from FHLMC's portfolio. With respect to PCs, FHLMC guarantees the timely payment of interest and the ultimate collection of principal. With respect to GMCs, FHLMC guarantees that these securities will pay interest semi-annually and return principal annually in a guaranteed minimum amount. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States Treasury. If either fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     The Government Securities Fund and the Global Income Fund may also invest in other types of mortgage-related securities issued by governmental entities. These other instruments include collateralized mortgage obligations ("CMOs"),mortgage-backed bonds and real estate mortgage investment conduits ("REMICs"). However, the Government Securities Fund and the Global Income Fund will not invest in residual interests of REMICs or CMOs due to the volatile nature of such instruments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payment of principal and interest are passed through to the holders of CMOs on the same schedule as they are received, although not necessarily on a pro rata basis.

     Mortgage-backed bonds are direct obligations of their issuers, payable out of the issuers' general funds and fully collateralized directly or indirectly by a pool of mortgage loans. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds, but interest and principal payments on the mortgages are not passed through directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     REMICs were created through provisions in the Tax Reform Act of 1986 in order to clarify certain ambiguities concerning the tax treatment of mortgage related securities. A REMIC is an entity that holds a fixed pool of mortgages and issues multiple classes of interests. If an issuer elects to come under the REMIC provisions, its sale of "REMIC securities" will be treated as the sale of the mortgages for tax purposes, regardless of whether such securities are issued in the form of pass-throughs or collateralized debt and regardless of the financial accounting treatment used. Investors in REMICs may purchase two types of REMIC securities: (i) "regular interests", which have the characteristics of pass- throughs or CMOs (i.e., fixed interest and principal), or (ii) "residual interests", the value of which are affected by mortgage prepayments or other contingencies. Again, the Government Securities Fund and Global Income Fund will not invest in any residual interests of REMICs or CMOs.

     In reliance on an SEC interpretation of the Act, the Company's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-related securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Act, and (iv) are not registered or regulated under the Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. Mortgage-related securities may not be an effective means of "locking-in" long-term interest rates because of the need to invest and reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund and reinvested, prevailing interest rates may be higher or lower than the Fund's current yield. However, the Investment Manager intends to invest in these securities only when the potential benefits to a Fund are deemed to outweigh the risks. Like other bond invest-ments, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. Their value may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them or changes in the value of the underlying mortgages. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

WARRANTS

     All the Funds may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant. See investment restriction 18 for additional limitations on the use of warrants.

LOW RATED DEBT SECURITIES

     The existence of limited markets for particular high yield bonds or low rated securities may diminish a Fund's ability to sell such securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of debt securities that are low rated securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment objective may, to the extent of investment in low rated securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

     Low rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of low rated securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

INVESTMENT COMPANIES

     All the Funds may, subject to their respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.

PORTFOLIO TURNOVER

     Portfolio turnover for each Fund may vary from year to year or within a year depending upon economic, market and business conditions. A Fund having a higher portfolio turnover rate may realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following restrictions relating to the investments of each Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of each Fund and may not be changed without approval of a majority of the outstanding shares of each affected Fund. Each restriction applies to each Fund of the Company, unless otherwise indicated. A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of that Fund only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or
(2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. A Fund will not:

     1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

     2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restrictions 10 and 11 below.

     3    Borrow  money,  except  each  Fund may,  as a  temporary  measure  for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, no Fund may pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of the value of its total assets. A Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the value of its total assets. This restriction will not prevent a Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10 or as regards the Global Income Fund entering into reverse repurchase agreements, provided that a segregated account consisting of cash or liquid high grade debt securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.

     4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, or (c) with respect to the Capital Appreciation Fund and Global Income Fund, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     5. Invest 25% or more of the value of the total assets of any Fund, except the Global Income Fund, in securities of issuers having their principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this restriction industrial development bonds issued by non-governmental issuers will not be considered to be tax-exempt securities.

     6. Invest in real estate, although the Funds may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

     7. Make loans, except the Funds may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

     8. Write options, except that all the Funds may write covered call options, and the Global Income Fund may write put options, provided that as a result of such sale, a Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

     9. Purchase options, except that all the Funds may purchase put options and the Global Income Fund may purchase put and call options provided that the total premiums paid for such outstanding options owned by a Fund does not exceed 5% of its total assets. No Fund, except the Global Income Fund, may write put options on securities other than to close out previously purchased put options.

     10. Enter into commodity contracts, except that all the Funds may enter into financial futures contracts and the Global Income Fund may also enter into foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Fund's total assets, and (b) a segregate account consisting of cash or liquid high-grade debt securities in an amount equal to the total market value of any futures contract purchased by a Fund, less the amount of any initial margin, is established.

     11. Invest more than 10%, or in the case of the Global Income Fund 15%, of the net asset value of any Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Global Income Fund and Capital Appreciation Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

     12. Invest more than 10% of the value of its total assets in securities of other open-end and closed end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

     13. Except with respect to the Global Income Fund, make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

     14.  Enter into a  repurchase  agreement  with  Jefferson  Pilot  Financial
          Insurance   Company  of   America,   ("Jefferson   Pilot")  The  Chubb
          Corporation, or a subsidiary of either such corporation.

     15. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common management may be combined or allocated between the Fund and such account.

     16. Invest in companies for the sole purpose of exercising control or management.

     17. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

     18. Invest more than 5% of the value of the total assets of the Fund in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

     19. Invest in securities of foreign issuers, except that the Total Return Fund and the Growth and Income Fund may invest up to 20% of the value of their total assets in securities of foreign issuers including ADRs. The Global Income Fund may invest an unlimited percentage of its assets in securities of foreign issuers, developed or undeveloped, or whether listed on an exchange or unlisted.

     20. Invest in securities of any issuer if the officers and directors of the Company or the Adviser or Administrator own individually more than 1/2 of 1% of such issuer's securities or together own more than 5% of such issuer's securities.

     21.  Effect short sales of securities, except short sales against the box.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGEMENT AND ADMINISTRATION

     The Company has entered into an Investment Management Agreement with respect to each Fund with Chubb Asset Managers, Inc. (the "Adviser"), pursuant to which the Adviser serves as investment adviser to the Funds. Under the terms of the agreements, the Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT" in the Prospectus.

     The agreements for the Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund were approved by a majority of the shareholders of the appropriate Fund at the meeting of shareholders held April 21, 1988. The agreement for Global Income Fund was approved by the appropriate Fund at a meeting of shareholders held August 31, 1995. The term of each agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of a Fund. The agreements may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days' written notice to the Adviser, or automatically in the event of an assignment.

     The Company has entered into an Administration Agreement dated October 1, 1997 with respect to all of the Funds with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Funds, including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days' written notice to the Administrator, or automatically in the event of an assignment.

     For providing investment advisory, management, and administrative services to the Fund, the Adviser and the Administrator are entitled to receive monthly compensation based on a percentage of the average net asset value of each Fund as described more fully under "MANAGEMENT" in the Prospectus. The fees, net of waivers, paid to the Adviser and Administrator are set forth below:

ADVISER'S FEES

FUND                                        1998           1999           2000
Government Securities Fund                $149,905       $ 62,563       $ 60,702
Total Return Fund                         $224,891       $ 77,708       $ 75,619
Tax-Exempt Fund                           $146,718       $ 60,856       $ 56,937
Growth and Income Fund                    $335,159       $130,692       $175,191
Global Income                             $366,005       $164,552       $141,502
Capital Appreciation Fund                 $184,976       $     --       $     --

ADMINISTRATOR'S FEES

FUND                                        1998           1999           2000
Government Securities Fund                $ 64,275       $147,009       $139,566
Total Return Fund                         $ 94,561       $187,470       $178,784
Tax-Exempt Fund                           $ 62,837       $143,233       $131,038
Growth and Income Fund                    $140,378       $317,818       $412,140
Global Income Fund                        $156,395       $390,566       $331,174
                                          $ 78,902       $     --       $     --

FEES PAID TO THE ADVISER

     An Expense Limitation Agreement implemented certain expense limits between the Company and the Adviser.

     For the year ended December 31, 1998, the rates of expenses borne by the Fund was limited to: Van Eck/Chubb Global Income Fund 1.35%, Van Eck/Chubb Growth and Income Fund and the Van Eck/Chubb Total Return Fund 1.25%, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Tax Exempt Fund 1.00% of the average daily net assets. For the years ended December 31, 1999 and 2000, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Tax-Exempt Fund, such limitation was 1.35%. For the years ended December 31, 1999 and 2000, such limitations were 1.32% and 1.35%, respectively, for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund.

                                 THE DISTRIBUTOR

     Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of each of the Funds pursuant to a Distribution Agreement dated October 1, 1997, approved by action of the Board of Directors at a meeting held on October 1, 1997.

     Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "PURCHASE OF SHARES". The Company will receive not less than the full net asset value of the shares of each Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "DETERMINATION OF NET ASSET VALUE." The amount between the Offering Price and the net asset value of each Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

     For the year ended December 31, 1998, the Distributor retained $46,920 after reallowance to authorized persons of $339,298. For the year ended December 31, 1999, the Distributor retained $111,365 after reallowances of $21,090. For the year ended December 31, 2000, the Distributor retained $17,759 after reallowances of $97,024.

     The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities laws and under the applicable state Blue Sky laws of the jurisdictions in which the Distributor desires to distribute such shares and, pursuant to the Distribution Plan, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

     The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act as to each Class of its shares ("Distribution Plans"), which provide that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

     The maximum expenditure the Company may make under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plans ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's shares. Payments under the Distribution Plan will be accrued daily and paid quarterly in arrears.

     The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and
(ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plans contemplate that activities to both (i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

     In light of the NASD rule amendments, the Board of Directors, and separately a majority of the non-interested directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of each Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of each Fund be considered to be service fees, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

     The Distribution Plans do not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plans are terminated in accordance with their terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plans will cease. The Distribution Plans do not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

     For the years ended December 31, 2000,  1999 and 1998,  $975,717,  $635,183
and $745,850 was the net amount paid by the Company to the Distributor, under the Class A Plan of Distribution.

     The Distribution Plan as to the Class A shares was approved on September 4, 1987 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). That Distribution Plan was approved by the shareholders of each Fund at the meeting of shareholders held April 21, 1988. The Distribution Plans will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plans must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plans may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days written notice. The Distribution Plans may not be amended to increase materially the amount of expenditures under the Distribution Plans unless such amendment is approved by a vote of the voting securities of each Fund. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Company will preserve copies of the Plans and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

VAN ECK SECURITIES CORPORATION
12b-1 ACCOUNTING--VE/CHUBB FUNDS
YEAR ENDED DECEMBER 31, 2000

                                                           GLOBAL     GOV'T      TOTAL      TAX      GROWTH
                                                           INCOME  SECURITIES   RETURN    EXEMPT    & Income      Total
                                                           -------    -------    -------   -------    -------    -------
TOTAL 12b-1 EXPENSE PER BOOKS                              353,756    151,800    189,048   142,344    437,577  1,274,525
PAYMENT TO SECURITIES DEALERS                               32,169      5,895     38,595     8,742     74,716    160,117
                                                           -------    -------    -------   -------    -------    -------

NET 12b-1 FEES                                             297,206    120,529    127,683   109,883    320,416    975,717
                                                           -------    -------    -------   -------    -------    -------

DISTRIBUTION EXPENDITURES:
General Printing                                               134        134        134       134      5,418      5,954
Reports                                                        408        408        408       408        407      2,039
Dealer Fact Sheets                                             167        167        167       167      1,299      1,967
Prospectus                                                     246        246        246       246        246      1,230
Marketing Support Telephone                                  2,797        515      1,941       526      4,239     10,017
Marketing Dept Expenses                                    257,462    103,633    129,041    97,107    282,890    870,132
Telemarketing Dept Expenses                                 36,271     15,567     19,384    14,587     44,897    130,705
                                                           -------    -------    -------   -------    -------    -------

TOTAL EXPENDITURES                                         297,484    120,669    151,320   113,174    339,397  1,022,045
                                                           -------    -------    -------   -------    -------    -------

EXCESS EXPENSES OVER
  PAYMENTS TO VESC ($)                                        (279)      (141)   (23,637)   (3,292)   (18,981)   (46,328)
                                                           =======    =======    =======   =======    =======    =======

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

     The money market securities and other debt securities purchased by the Government Securities Fund and the Tax-Exempt Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

     Insofar as known to management, no director or officer of the Company, or of the Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

     In selecting broker-dealers to execute transactions with respect to each Fund, the Adviser is obligated to use its best efforts to obtain for each Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.

     Subject to the foregoing standards, the Adviser has been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in
Section  28(e)  of  the  Securities  Exchange  Act of  1934.  Pursuant  to  that authorization, the Adviser may cause each Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage an research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to  the  Company  and  other  accounts  as  to  which  it  exercises  investment discretion.  Such  brokerage  and research  services  may  include,  among other
things,  analyses  and  reports  concerning  issuers,  industries,   securities,
economic factors and trends, and strategies for the Funds. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.

     During the year ended December 31, 2000, 1999 and 1998, the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares. As of December 31, 2000, the Growth and Income Fund held 20,000 shares of Capital One Financial Corp., 36,333 shares of Citigroup, Inc., 20,000 shares of Providian Financial Corp., 45,000 shares of Washington Mutual, Inc., and 50,000 shares of Wells Fargo & Company.

     The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.

     The Adviser and its affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. In addition, persons employed by the Adviser, who are also investment personnel of Chubb & Son, an affiliate of The Chubb Corporation, currently provide investment advice to and supervision and monitoring of investment portfolios for The Chubb Corporation and its affiliates, including general accounts of the insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by the Adviser currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to the Adviser. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Funds. Accordingly, occasions may arise when the Adviser and investment personnel of Chubb & Son, may select securities for purchase or sale by a Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates, and the investment personnel of Chubb & Son, Inc. to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser, its affiliates and the investment personnel of Chubb & Son not to favor any one account over the other.

     On those occasions when such simultaneous investment decisions are made, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Company's Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will seek to achieve the same average unit price of securities for each advisory account and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each advisory account. Such procedures may, in certain instances, either advantageous or disadvantageous to the Funds. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Company's transaction, it is believed that the procedure generally contributes to better overall execution of the Company's portfolio transactions.

                             DIRECTORS AND OFFICERS

The directors and officers of the Company, their addresses, their ages, their positions with the Company, and their principal occupations for the past five years are set forth below:

--------------------------------------------------------------------------------

John C. van Eck@* (85)   Chairman of    Chairman of the Board and President of
575 Park Avenue          the Board      other Investment Companies advised by
New York, NY             and Director   the Administrator, Chairman, Van Eck
                                        adviser) and Van Eck Securities
                                        Corporation (broker-dealer); former
                                        Director, Eclipse Financial Assets Trust
                                        (Mutual Fund), Former President of the
                                        Adviser and its affiliated companies,
                                        Former director of Abex Inc. (aerospace)

--------------------------------------------------------------------------------

Michael O'Reilly@* (57)  President      Executive Vice President and Chief
15 Mountain View Road    and Director   Investment Officer of The Chubb
Warren, New Jersey 07061                Corporation; Director, President and
                                        Chief Operating Officer of the Adviser.

--------------------------------------------------------------------------------

Jeremy H. Biggs#@ (65)   Director       Trustee of other investment companies
1220 Park Avenue                        advised by the Administrator, Vice
New York, NY 10128                      Chairman, Director, and Chief Investment
                                        Officer of Fiduciary Trust Company
                                        International (investment manager),
                                        parent company of Fiduciary
                                        International, Inc., Chairman of the
                                        Davis Funds Group (mutual funds
                                        management company) Treasurer and
                                        Director of Royal Oak Foundation (the UK
                                        National Trust); Director and former
                                        Chairman of the Union Settlement
                                        Association (the community service
                                        organization); First Vice President,
                                        Trustee and Chairman of Finance
                                        Committee of the St. James School, St.
                                        James Maryland.

--------------------------------------------------------------------------------


Richard D. Stamberger    Director       Trustee of other investment companies
888 17th Street,                        advised by the Adviser; President,
N.W. 12th Fl.                           SmartBrief.Com; former Principal,
Washington, D.C. 20006                  National Strategies, Inc., Partner and
                                        Co-Founder, Quest Partners, LLC,
                                        Executive Vice President, Chief
                                        Operating Officer and a Director of
                                        NuCable Resources Corporation.


--------------------------------------------------------------------------------

David J. Olderman#+ (66) Director       Trustee of other investment companies
40 Country Club Road                    advised by the Administrator; former
Village of Golf, FL 33436               Chairman of the Board, American Copy
                                        Company (1991-present); former Chairman
                                        of the Board, Brighton Partners Inc.

--------------------------------------------------------------------------------

Bruce J. Smith (46)      Vice President Officer of other investment companies
99 Park Avenue           and Treasurer  advised by the Administrator; Chief
New York, New York                      Financial Officer, Senior Vice
                                        Presidentof Van Eck Associates
                                        Corporation.

--------------------------------------------------------------------------------

Thomas H. Elwood (53)    Vice President Officer of other investment companies
99 Park Avenue           and Secretary  advised by the Administrator; Vice
New York, New York                      President, Secretary and General Counsel
                                        of Van Eck Associates Corporation and
                                        Van Eck Securities; former Assistant
                                        Counsel Jefferson Pilot Financial
                                        Insurance Company and officer of other
                                        investment companies advised by
                                        Jefferson Pilot Financial Insurance and
                                        its affiliates.

--------------------------------------------------------------------------------

Susan C. Lashley (46)    Vice President Officer of other investment companies
99 Park Avenue                          advised by the Administrator; Managing
New York, New York                      Director, Mutual Fund Operations of Van
                                        Eck Associates Corporation and Van Eck
                                        Securities Corporation.

--------------------------------------------------------------------------------

Alex W. Bogaenko (38)    Controller     Controller of other investment companies
99 Park Avenue                          advised or administered by the Adviser;
New York, New York                      Director of Portfolio Administration of
                                        Van Eck Associates Corporation.

--------------------------------------------------------------------------------

@    An "interested person" as defined in the Act.

* Member of Executive Committee--exercises general powers of Board of Directors between meetings of the Board.

#    Member of the Nominating Committee.

+ Member of the Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

The Company pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Adviser or the Administrator. The Company pays to each director who is not affiliated with the Adviser or the Administrator or their affiliates an annual director's retainer of $2,000 and a payment of $750 plus expenses per Board and Committee meeting attended.

                             2000 COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT          TOTAL COMPENSATION
NAME OF                   AGGREGATE       BENEFITS ACCRUED    FROM FUND AND FUND
PERSON                    COMPENSATION    AS PART OF          COMPLEX(a) PAID
POSITION                  FROM FUND       FUND EXPENSES       TO DIRECTORS
-------                   ------------    ----------------    ------------------

John C. van Eck           $0              $0                  $0
Chairman

Michael O'Reilly          $0              $0                  $0
Director

Jeremy Biggs              $5,000          $5,000              $36,000
Director

Richard D. Stamberger     $0              $0                  $36,000
Director

David Olderman            $5,750          $5,750              $39,250
Director

--------------------------------------------------------------------------------

(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the Company. No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

     As of February 26, 2001, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Company and less than 1% of any of the Funds individually with the exception that Mr. John van Eck owns 2.68% of the Tax-Exempt Fund.

     As of February 26, 2001, the following persons owned 5% or more of the shares of the Fund(s) indicated below:

GLOBAL INCOME FUND-CLASS A

Federal Insurance Company                 31.36%
c/o Chubb and Son Inc.
15 Mountain View Road
Warren, NJ07059

Federal Insurance Company                 25.74%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

GOVERNMENT SECURITIES FUND-CLASS A

Federal Insurance Company                 74.82%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

The Chubb Corporation                      8.67%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

GROWTH & INCOME FUND-CLASS A

Federal Insurance Company                 58.91%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

Chubb Corporation                         10.50%
Attn: Treasurers Dept.
15 Mountain View Road
Warren, NJ07059

Vigilant Insurance Company                 6.56%
Attn: Investment Department
c/o Chubb and Son Inc.
15 Mountain View Road
Warren, NJ07059

TAX-EXEMPT FUND-CLASS A

Federal Insurance Company                 76.88%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

TOTAL RETURN FUND-CLASS A

Federal Insurance Company                 51.51%
Attn: Michael O'Reilly
15 Mountain View Road
Warren, NJ07059

                               PURCHASE OF SHARES

GROUP PURCHASES

     An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.

COMBINED PURCHASES

     Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.

LETTER OF INTENT

     Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Global Group of Funds (except the Van Eck. U.S. Government Money fund) within thirteen months may execute a Letter of Intent on the form in the Application. the execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase.

RIGHT OF ACCUMULATION

     The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.

AVAILABILITY OF DISCOUNTS

     An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                               VALUATION OF SHARES

     The net asset value of the shares of each Fund of the Company is normally determined immediately as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in a Fund's portfolio securities would materially affect the net asset value of that Fund's shares and shares of that Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New

Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Dividends paid by the Fund with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class. The directors have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Board of Directors, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

     Class A shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Class B shares are sold with a contingent deferred sales charge.

     Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

     Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

     Long-term  U.S.  Treasury   securities  and  other  obligations  issued  or
guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

     Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

     Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

     All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.

                               EXCHANGE PRIVILEGE

     Class A shareholders of the Funds may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent.

If  certificates  representing  shares of the Fund accompany a written  exchange
request,   such  shares  will  be  deposited  into  an  account  with  the  same registration as the certificates upon receipt by DST.

     The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                         TAX-SHELTERED RETIREMENT PLANS

     The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. State Street Bank and Trust Company, P.O. Box 218407, Kansas City, Missouri 64121, acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions, diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax laws. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Trust.

     REGULAR INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT. The Regular IRA is available to all individuals under age 701/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. For each year after 1998, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum filing jointly increases $5,000 and in 2007 increases $15,000. (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers who are active participants in employer-sponsored retirement plans will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. For mar-ried taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.

     In the case of taxpayerswhoare active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum. In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA. The income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover' IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 701/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from a Regular IRA, SPIRA or rollover IRA, to the extent taxable, are taxable as ordinary income. Distributions from either an IRA or SPIRA prior to age 591/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 701/2.

     ROTH INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL ROTH INDIVIDUAL RETIREMENT ACCOUNT. The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse, minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

     Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

     Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,000 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

     In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non-Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over into a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includible in Federal gross income (and subject to Federal income taxes) over a four year period.

     In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

     Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

     "Qualified distribution" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be withdrawn when you are age 591/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

     Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible for federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth IRA.

     The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 591/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.

     SIMPLIFIED EMPLOYEE PENSION PLAN. An SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under an SEP. Subject to certain limitations, an employer may also make contributions to an SEP-IRA under a salary reduction arrangement, by which the employee elects contributions to an SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996. The maximum contribution to an SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under an SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts, and accumulate tax-free until distribution. Withdrawals of amounts prior to age 591/2 may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits, and other penalties are imposed on insufficient payouts after age 701/2.

     QUALIFIED PENSION PLANS. International Investors Fund offers forms of prototype profit sharing and money purchase pension plans (together, the "Qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pension Plans in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution.

     Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 591/2 may result in adverse tax consequences and penalties.

     403(b)(7) PROGRAM. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation, or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee reaching age 65. Withdrawals of contributions prior to age 591/2 may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                               INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Directors.

     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B shares.

     An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Funds deposited by the investor under this Plan. This Plan is not available to Class B shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Funds will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of the Funds deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Funds would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days' notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                      TAXES

TAXATION OF THE FUND--IN GENERAL

     Each of the Funds intends to continue to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corpo-rate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

     FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

TAXATION OF THE SHAREHOLDERS

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period. In addition, any loss realized upon a taxable disposition of shares of the Tax-Exempt Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends previously paid with respect to such shares.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

     Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

     The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

     The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

                               REDEMPTIONS IN KIND

     The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE

     From  time to time,  in  reports  and  sale  literature:  (1)  each  Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in each Fund;
(3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; and (4) the effect of tax-deferred compounding on the particular Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

     From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser, Chubb Corporation and Chubb & Sons related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

     Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance. The Fund's performance may also be ranked by Standard & Poor's Micropal. Micropal's ranking and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

     When Lipper's rankings or performance results are used, a Fund will be compared to Lipper's appropriate fund category by portfolio holdings. For instance, the Growth and Income Fund will be compared to funds within Lipper's multi-cap core fund category; the Government Securities Fund will be compared to funds within Lipper's general U.S. government fund category; and so on. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Funds may change, a Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

     As noted above, the performance of a Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

     The total returns of all indices noted above will show the changes in prices for the stocks in each index. Where applicable, the performance data will assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected.

     The yield for the 30-day period ended December 31, 2000 for Tax-Exempt Fund, Government Securities Fund and the Global Income Fund was 3.94%, 5.21% and 4.81%, respectively. The tax equivalent yield for the Tax-Exempt Fund for the same period assuming federal tax brackets of 36%, and 39.6% was 6.16% and 6.52% for Class A shares. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. Absent any waiver or assumption of fees and expenses, the yields the Tax-Exempt Fund, Government Securities Fund and the Global Income Fund would have been 3.41% for Class A, 4.71% for Class A and 4.74% for Class A shares, respectively, and the tax equivalent yields for the Tax-Exempt Fund of 36% and 39.6% tax brackets would have been 5.33% for Class A and 5.65% for Class A, respectively.

     This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(A-B/CD + 1)6-1]

          Where:   A  =  dividends and interest earned during the period
                   B  =  expenses accrued for the period (net of reimbursement)
                   C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
                   D  =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

     A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The average annual total return quotations for the Class A shares of the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund and the Global Income Fund (after maximum sales charge) for the 12 months ended December 31, 2000 were 5.38%, -10.87%, 4.67%, -24.44%
and -4.01%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund and the Global Income Fund for the 3 years ended December 31, 2000 were 3.80%, 2.77%, 2.36%, -0.81% and -0.06%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund and the Global Income Fund for the 5 years ended December 31, 2000 were 4.78%, 9.53%, 3.95%, 8.52% and 1.13%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth and Income Fund, for the 10 years ended December 31, 2000 were 6.92%, 11.97%, 6.03% and 12.34%, respectively. The average annual total return quotations for these Funds since the Company's inception on December 1, 1987 through December 31, 2000 were 7.76%, 11.79%, 7.04% and 12.25%, respectively. Additionally the Global Income Fund's average total return since inception on September 1, 1995 through December 31, 2000 was 1.66%. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period.

     These average annual total return figures represent the average annual compound rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the specified Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

                                  P(1+T)n = ERV

                  Where:      P  =  A hypothetical initial payment of $1,000
                              T  =  Average annual total return
                              n  =  Number of years
                            ERV  =  Ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

     The Funds also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, and the Global Income Fund for the 12 months ended December 31, 2000 were 10.67%, -5.43%, 9.89%, -19.83% and 0.74%, respectively. Under this same calculation, the average annual total return quotations for the Government Securities Fund, the Total Return

Fund, the Tax-Exempt Fund, the Growth and Income Fund and the Global Income Fund for the 5 years ended December 31, 2000 were 5.81%, 10.83%, 4.95%, 9.81% and
2.12%, respectively. Under this same calculation, the average annual total return quotations for these Funds (excluding the Global Income Fund) for the 10 years ended December 31, 2000 were 7.45%, 12.63%, 6.55% and 13.01%, respectively. In addition under the same calculation the average annual total return for the Global Income Fund since its inception September 1, 1995 through December 31, 2000 is 2.60%.

                           DESCRIPTION OF THE COMPANY

     The Company was incorporated in Maryland on April 27, 1987. Prior to October 1, 1997, the Company's name was Chubb Investment Funds, Inc. The Company is composed of five funds, four are open-end diversified management investment companies and one is a non-diversified company. The five funds are the Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund. The Company issues a separate series of capital stock for each Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the investment management agreements and changes in the fundamental investment objectives or restrictions of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are charged with the liabilities of that particular Fund and a proportionate share of the general liabilities of the Company based on the average net asset value of the respective Funds for each quarter. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

     As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Funds; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.

                             ADDITIONAL INFORMATION

     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to each Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for all the Funds and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Funds.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, has been selected as the independent auditors of the Company.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.

     TRANSFER AGENT. The Company has contracted with DST Systems, Inc. ("DST"), 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

     NAME AND SERVICE MARK. The Chubb Corporation has granted the Company the right to use the "Chubb" name and service mark.

CAPITAL STOCK

     The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $.01, which are divided into five series: Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Total Return Fund, Van
Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Global Income Fund. Each Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds or to one or more of the six existing Funds.

     The assets received by the Company for the issuance or sale of shares of each Fund and all income, earnings, profits and proceeds thereof are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expense of such Fund. Any assets which are not clearly allocable to a particular Fund are allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     Chubb Life Insurance Company of New Hampshire, a wholly-owned subsidiary of the Jefferson-Pilot Corporation a North Carolina Corporation, provided the initial capital for the Company by purchasing shares of each of the original five Funds valued at $100,000 prior to the date shares of the Company were offered to the public. On July 1, 1991, Chubb Life Insurance Company of New Hampshire and Chubb Life Insurance Company of America were merged into an affiliate, The Volunteer State Life Insurance Company ("Volunteer"), which simultaneously changed its name to Chubb Life Insurance Company of America ("Chubb Life"). Chubb Life provided the initial investment for the Capital Appreciation Fund and the Global Income Fund by purchasing 10,000 shares of each Fund at a cost of $10.00 per share. Chubb Life was purchased by Jefferson Pilot Corporation in 1997 and changed its name to Jefferson Pilot Financial Insurance Company and is no longer affiliated with the Chubb Corporation or the Company. As of February 26, 2001, the Chubb Corporation (a New Jersey corporation), and its wholly-owned subsidiaries, Federal Insurance Company ("Federal Insurance") and Vigilant Insurance Company ("Vigilant Insurance"), together owned 69.94% of the outstanding shares of the Company.

                              FINANCIAL STATEMENTS

     The financial statements contained in the Company's December 31, 2000 Annual Report to shareholders are incorporated herein by reference. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF INVESTMENT RATINGS

MOODY'S--BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S--BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.   Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-):  The  ratings  from "AA" to "BBB" may be  modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3. Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2. A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                       SUPPLEMENT DATED JANUARY 1, 2002 TO

                               VAN ECK/CHUBB FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                             GROWTH AND INCOME FUND
                                TOTAL RETURN FUND
                                DATED MAY 1, 2001


Effective January 1, 2002, Van Eck/Chubb Funds, Inc. changed its name to Van Eck Funds, Inc. (the "Company"), the Van Eck/Chubb Growth and Income Fund changed its name to the Van Eck Growth and Income Fund (the "Growth and Income Fund") and the Van Eck/Chubb Total Return Fund changed its name to the Van Eck Total Return Fund (the "Total Return Fund" and with the Growth and Income Fund, the "Funds").

The first two paragraphs of the Statement of Additional Information under the caption "Investment Advisory Services-Investment Management and Administration" are deleted in their entirety and replaced with the following:

The Company has entered into an Interim Investment Management Agreement with respect to each Fund with Van Eck Associates Corporation (the "Adviser"), pursuant to which the Adviser serves as investment adviser to the Funds. The Company and the Adviser have entered into Interim Investment Sub-Advisory Agreements with John A. Levin & Co., Inc. ("Levin") under which Levin acts as investment sub-adviser to the Funds. Levin, subject to review by the Adviser and the Company's Board of Directors, has the day-to-day responsibility for furnishing an investment program for the Funds and making decisions to buy, sell, or hold any particular security for the Funds. Levin is a wholly owned subsidiary of BKF Capital Group, Inc., which is a company listed on the New York Stock Exchange.

Van Eck has agreed to pay Levin an advisory fee at the annual rate of 0.20% of the first $200 million of average daily net assets, 0.19% of the next $1.1 billion, and 0.18% of assets in excess of $1.3 billion. Levin has agreed to waive all sub-advisory fees through September 30, 2002.

Each of the Interim Investment Management Agreement and the Investment Sub-Advisory Agreements will remain in effect until the earlier of (i) the effective date of an agreement that has been approved by a vote of a majority of the outstanding voting securities of the Fund and (ii) May 31, 2002. The Interim Investment Management Agreement may be terminated, without the payment of any penalty by the vote of the Board of Directors, or by the vote of a majority of the outstanding shares of a Fund, on 60 days' written notice to the Adviser, by the Adviser on 60 days' written notice to the Fund and will terminate automatically in the event of its assignment.

The Interim Investment Sub-Advisory Agreements may be terminated without the payment of any penalty by the vote of the Board of Directors or by vote of a majority of the Funds' outstanding voting securities on 10 days' written notice to Levin or by the Adviser or Levin at any time upon 60 days' notice to the other parties. The Interim Investment Sub-Advisory Agreements will terminate automatically in the event of their assignment.

The paragraph in the Statement of Additional Information under the caption "Additional Information - Name and Service Mark" and the third paragraph under the caption "Additional Information - Capital Stock" are each deleted in their entirety.

                               [GRAPHIC OMITTED]

                              VAN ECK CHUBB FUNDS



                                 ANNUAL REPORT
                               DECEMBER 31, 2001




                             GROWTH AND INCOME FUND
                               TOTAL RETURN FUND




                         THE VAN ECK PARTNERSHIP SERIES

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

For the second year in a row, U.S. stock markets suffered a down year. The benchmark Standard & Poor's 500 Index,* which had already declined 9.10% in 2000, fell another 11.88% in 2001. This marked the broader market's worst performance since the early 1970s. This disappointing showing was also reflected in the performance of the Van Eck/Chubb Growth and Income Fund which, for the twelve months ended December 31, 2001, lost 14.31%. During the same period, the Fund's peer mutual funds, as measured by the Lipper Large-Cap Core Fund Index,** declined 12.83%. Long-term performance results for the Fund are included in the table that follows.

MARKET REVIEW

The U.S. economy (along with many of the world's economies) slowed sharply in 2001 and officially moved into recession for the first time since 1991 (based on two consecutive quarters of negative gross domestic product)--thus ending the phenomenal decade-long expansion. In past recessions, a falloff in consumer spending has generally signaled the end to boom times, but the current recession was created in large part by overly enthusiastic business models and the excess capacity that resulted. Throughout the year, the Federal Reserve Board tried to invigorate the economy through an aggressive campaign of interest rate cuts. The Fed slashed rates 11 times over the course of the year, reducing the federal funds rate from 6.50% to 1.75%--its lowest level since 1961. Lower interest rates, however, did not succeed in fully fixing what ailed the markets this past year, although they may have helped avert a deeper recession. Fed action did succeed in buoying consumer spending and created a kind of "profitless recovery" among retailers and auto makers, who drastically reduced prices and offered 0% financing in order to move inventory. An additional bright note on the consumer front was the continued strength of the housing market; lower interest rates spurred both new home sales and record numbers of refinancings. But Fed policy did not translate into increased corporate capital spending--and both consumer and corporate spending have been key stimulants to the strong U.S. economy over the past decade. In addition, corporate bankruptcies increased in 2001 and several major firms had headline-making troubles, including Enron, Kodak, Polaroid, and Bethlehem Steel (we did not hold any of these stocks in the portfolio during the year).

For most of 2001, investors remained optimistic that stocks would turn around and the economy would rebound despite mounting negative indicators. The year was characterized by significant volatility and movement among sectors as investors shifted assets between defensive stocks (in industries such as pharmaceuticals, utilities and healthcare) and more growth-oriented stocks (software, biotechnology and wireless communications) in anticipation of an economic recovery and the next big move. Subsequently, the events of September 11 sobered most investors and forced an adjustment of expectations. The markets faltered for several days after the attacks. However, probably due to the government's fiscal stimulus package and the Fed's aggressive action, the fourth quarter witnessed a surprising market rally. Still, this year-end rally did not succeed in lifting most of the major market indices out of negative performance territory for the year. Stock valuations had been propelled far above rational levels during the technology bubble of late 1999 and early 2000. Slowly and painfully, Americans came to accept that the bursting of one of the biggest financial bubbles in history was a major cause for the current recession, and that the resumption of rapid growth might be slow in coming. All of the major U.S. equity indices suffered

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

substantial declines in 2001, with the exception of the small-cap Russell 2000 Index. The S&P 500 Index (large-caps) was off 11.88%, the Dow Jones Industrial Average*** (blue chips) fell 5.43%, the Russell Mid-Cap Index+ (mid-caps) declined 7.03%, and the Nasdaq Composite Index++ (technology) fell 20.80%; by contrast, the Russell 2000 Index## (small-caps) gained 2.63%. With 2001 concluding as another down year, the two-year period of 2000-2001 goes on record as the worst two years for U.S. stocks since 1973-1974 (as measured by the S&P 500 Index).

During the year, the worst performing sector was energy stocks, hurt by the drop in oil prices and the collapse of Enron. Telecommunications companies also suffered; many had taken on substantial debt in order to build costly infrastructure and several now face bankruptcy. While software and semiconductors did well toward the end of the year, the overall technology sector had a terrible 2001. At the same time, consumer cyclicals, staples, housing-related companies (builders and furnishings) and electronics goods retailers all benefited from Americans' increased desire to remain close to home following the events of September 11.

FUND REVIEW

As we reported to you at midyear, in the first half of the year we made fairly significant changes to your Fund's portfolio, working to improve overall quality and better position it for uncertain times. We purposefully opted to take a more defensive posture in order to ride out the market's volatility and to avert any major pitfalls. Throughout the year, we concentrated on careful stock selection rather than making specific industry bets, and all in all the Fund's sector weightings did not shift significantly over the course of 2001, although individual company names did. We remained committed to our discipline of searching for leading companies with proven track records, quality management and solid future growth prospects that are reasonably priced.

Your portfolio benefited from the sale of several positions in the second half of 2001. These included Costco Wholesale Corp., a national discount-merchandise warehouse chain, and Baxter International, which is engaged in the development, manufacturing and distribution of products used in the healthcare industry (both companies were profiled in the June 30 Semi-Annual Report). The Fund profited from the sale of defense contractors General Dynamics and Northrop Grumman Corp., as the defense sector benefited from the increased military activity that followed September 11. On the other hand, we sold several financial services positions, including Citigroup, Capital One Financial and Providian Financial, that continued to suffer as the economic outlook failed to improve. We also sold several of the Fund's electronics/ telecommunications/technology holdings, including Flextronics International Ltd., the electronics and semiconductor manufacturer, as these firms continued to come under pressure. We did maintain a Fund position, however, in technology, believing that technology and telecommunications are a key part of the economy over the longer term. Last year, these holdings were a drag on performance.

We also added several holdings to the Fund's portfolio in the second half, companies that had been beaten down and that we believed could benefit from positive trends. Many of the companies we looked at had stock prices that were off as much as 40% from their highs, and were selling at a level as low as 10 to 15 times earnings. Among the notable companies we purchased for the Fund after midyear were Gillette, the manufacturer of household and personal hygiene products (3.1% of the Fund's total net assets as of December 31); Barnes & Noble, the retail bookseller (1.9% of net assets); and Abercrombie & Fitch (2.2% of net assets) and American Eagle Outfitters (1.7% of net assets), both retail clothing distributors. We also bought BellSouth Corp (2.8% of net assets), which provides more than 37 million customers in 20 countries with Internet network access services and wireless communications. We added Estee Lauder Co. (2.4% of net assets), the manufacturer and marketer of skin care, makeup, fragrance and hair care products sold under brand names such as Estee Lauder, Clinique, and Aramis; and Clear Channel (2.3% of net assets), a diversified media company with broadcasting, live entertainment and outdoor advertising business segments.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE OUTLOOK

We are cautiously optimistic as we move forward. It is anticipated that the economy should begin to rebound some time in the second half of this year, once the effects of the Fed's monetary policy and fiscal stimulus are felt. Progress will hinge on the continued strength of the U.S. consumer, improved health of corporate earnings and an increase in the level of capital spending. However, we recommend that investors be patient. Although there are some signs that the economic picture is improving, the unemployment rate has increased from a low of 3.9% in October 2000 to 5.8% in December 2001. In addition, both American individuals and corporations are shouldering a huge amount of debt; this excessive debt burden could prove to be a drag on our economy for some time to come. At the same time, overseas economies will need to show improvement. As we have stated in the past, we expect that the stock market will continue to remain volatile. This creates a suitable environment for the patient stock picker willing to seek out pockets of opportunity.

We thank you for your investment in the Van Eck/Chubb Growth and Income Fund.

[GRAPHIC OMITTED]

/s/ ROBERT WITKOFF
------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

January 26, 2002

The Standard & Poor's 500 Index, Lipper Large-Cap Core Fund Index, Dow Jones Industrial Average, Russell Mid-Cap Index, Nasdaq Composite Index and Russell 2000 Index are managed indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The Lipper Large-Cap Core Fund Index is an index comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value comparable to the S&P 500 Index.

*** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

+ The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

# The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
--------------------------------------------------------------------------------
                                          AFTER
                                          MAXIMUM                       BEFORE
AVERAGE ANNUAL                            SALES                         SALES
TOTAL RETURN                              CHARGE*                       CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                      10.12%                        10.59%
--------------------------------------------------------------------------------
10 Year                                    7.49%                         8.12%
--------------------------------------------------------------------------------
5 Year                                     1.03%                         2.23%
--------------------------------------------------------------------------------
1 Year                                   (19.23%)                      (14.31%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%.

   [THE FOLLOWING DATA IS PRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

                               % OF PORTFOLIO(1)

                              Common Stocks: 94.0%
                             Other Net Assets: 6.0%

                                                        % OF
       TOP TEN EQUITIES                              PORTFOLIO(1)
            Washington Mutual, Inc.                      4.1%
            Wells Fargo & Company                        4.0%
            UnitedHealth Group, Inc.                     3.9%
            Wellpoint Health Networks, Inc.              3.4%
            SBC Communications, Inc.                     3.2%
            Wal-Mart Stores, Inc.                        3.2%
            Gillette Co.                                 3.1%
            HCA, Inc.                                    2.8%
            BellSouth Corp.                              2.8%
            Transocean Sedco Forex, Inc.                 2.8%


                                                        % OF
       TOP TEN INDUSTRIES                            PORTFOLIO(1)
            Telecommunications                          12.1%
            Financial                                   10.7%
            Retail                                       7.2%
            Healthcare Services                          6.7%
            Oil & Gas Equipment and Services             6.5%
            Electronics                                  6.1%
            Household Products                           5.4%
            Medical Services                             5.4%
            Apparel                                      3.8%
            Banking                                      3.8%



(1)  As a percentage of total net assets at December 31, 2001.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Growth and Income Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index, the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index.

   [THE FOLLOWING DATA IS PRESENTED AS A LINE GRAPH IN THE PRINTED DOCUMENT]

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             Performance Comparison

                 Van Eck
               Chubb Growth
                and Income                       Lipper             Lipper
                Fund (with       S&P 500        Large-Cap          Multi-Cap
Date         sales charge)(1)     Index      Core Fund Index    Core Fund Index
--------------------------------------------------------------------------------
Dec-90             9428           10000           10000              10000
                   9584            9748            9917               9911
                   9350            9933            9802               9855
Sep-91             9421           10246           10078              10128
                  10073           10761           10933              10770
                  10558           11230           11320              11226
Jun-92            10645           11284           11442              11361
                  11117           11575           11930              11736
                  11613           11843           12282              11999
Mar-93            11275           11395           11944              11593
                  11147           11442           11800              11486
                  11537           12001           12403              11996
Dec-93            11113           11999           12169              11870
                  12035           13166           13151              12805
                  13568           14421           14248              13864
Sep-94            14741           15566           15433              14896
                  15046           16502           16088              15639
                  15459           17388           17063              16444
Jun-95            16188           18167           17628              17040
                  16520           18729           18203              17582
                  18432           20289           19381              18742
Mar-96            18617           20834           19491              18897
                  21771           24468           22339              22072
                  24277           26300           24661              23767
Dec-96            23197           27055           24473              24219
                  26266           30827           27605              27487
                  25917           31844           27900              28587
Sep-97            19504           28683           24170              25311
                  23154           34787           29047              30742
                  23433           36519           29766              32075
Jun-98            25830           39093           32136              33849
                  24477           36655           30110              31640
                  29966           42106           35085              36690
Mar-99            31770           43070           37671              38256
                  29047           41929           36488              37384
                  28399           41523           36686              37254
Dec-99            24022           38276           33909              33987
                  21322           33741           30028              29751
                  22002           35714           32171              31337
Sep-00            18837           30474           26690              26859
Dec-00            20584           33730           30260              29625

--------------------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01                   1 Year       5 Year       10 Year
--------------------------------------------------------------------------------------------
 VE/C Growth and Income Fund (w/o sales charge)        (14.31%)       2.23%         8.12%
--------------------------------------------------------------------------------------------
 VE/C Growth and Income Fund (with sales charge)(1)    (19.23%)       1.03%         7.49%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                           (11.88%)      10.69%        12.91%
--------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund Index                      (10.76%)       9.32%        11.71%
--------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index                      (12.83%)       9.59%        11.47%
--------------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB GROWTH AND INCOME FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%. Returns for the Van Eck/Chubb Growth and Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index, the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Large-Cap Core Fund Index is an index comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value comparable to the S&P 500 Index.

The Lipper Multi-Cap Core Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 74% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure comparable to the S&P 1500 Index.

We compare the Fund to both the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index in the graph above because, in 2000, Lipper included the Fund in the Multi-Cap Core category, but this year, moved it to the Large-Cap Core category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

When we last reported to you at midyear, the Van Eck/Chubb Total Return Fund had experienced a frustrating six months, falling 6.38% by June 30, 2001. Both the weak stock market and the somewhat tepid bond market contributed to these results. We are pleased to report, however, that your Fund managed to recoup a bit of these losses in the second half, ending the year down 5.80%. For the year, however, your Fund's average peer mutual fund fared better, as measured by the -3.24% return of the Lipper Balanced Fund Index.* Although your Fund's results may seem disappointing in absolute terms, they reflect the lackluster performance of the U.S. stock market in 2001, which fell 11.88% despite a year-end rally; at the same time, bonds turned in a strong performance in the second half and ended the year up 7.23% as measured by the Lehman Brothers Government Bond Index.** Longer-term performance results for your Fund are included in the table that follows.

MARKET REVIEW

Despite a surprising fourth quarter rally that followed the horrific events of September 11, most equity investments turned in negative returns for the year as the U.S. economy (and most other world economies) slowed sharply, falling into what is now recognized as a recession. With the exception of the small-cap Russell 2000 Index, all the major U.S. equity indices posted declines in 2001. The S&P 500 Index*** (large-capitalization stocks) was off 11.88%, the Dow Jones Industrial Average+ (blue chips) fell 5.43%, the Russell Mid-Cap Index++ (mid-caps) declined 7.03% and the Nasdaq Composite Index# (technology) fell 20.80%; by contrast the Russell 2000 Index## (small-caps) gained 2.63%. With 2001 concluding as another down year for U.S. stocks, the two-year period of 2000-2001 goes on record as the worst two years for stocks since 1973-1974 (as measured by the S&P 500 Index). At the same time, foreign stock markets also stumbled.

On a more positive note for investors, bonds outperformed stocks for the second year in a row (only the fourth time on record that this has happened in the U.S.). Several factors contributed to the strong performance of bonds, including the weak stock market, nervousness over the events of September 11 and monetary policy. Throughout the year the Federal Reserve Board tried to invigorate the economy through an aggressive campaign of interest rate cuts. The Fed slashed rates 11 times over the course of the year, reducing the federal funds rate from 6.50% to 1.75%--its lowest level in decades. The positive performance of bonds helped to remind investors of the importance of diversification, which had been ignored in recent years as investors came to expect double-digit stock returns. Throughout the year, both institutional and individual investors shifted assets from stocks to bonds, seeking a safer haven.

While U.S. Treasury bonds were the top performers in 2000, investment-grade corporate bonds were the top-performing fixed income asset class in 2001, gaining 10.7%. An investor holding a basket of treasuries over the two-year period would have enjoyed a return of more than 20% compared to a loss of 9.9% for the Dow Jones Industrial Average and 19.9% for the S&P 500 Index. But despite these strong returns, 2001 was a volatile year for bond markets. After rallying for most of the year as the economy faltered and the threat of inflation eased (yields declined and bond prices rose), bond prices began to plunge in early November when signs of strength emerged in the U.S. economy. Fears arose that the Fed would stop cutting interest rates, and perhaps even raise them toward yearend. The sell-off in November and December cost investors a sizable portion of the gains made earlier in the year. Although it was a good year for bonds, the yield on the 10-year U.S. Treasury note changed little over the course of the year--down just nine basis points, from 5.11% at the beginning of 2001 to 5.02% at yearend.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

FUND REVIEW

Throughout the year, we maintained a defensive posture with regard to the Fund's portfolio. At the beginning of the year, the Fund was 54.6% invested in common stocks, 34.7% invested in government and government agency bonds, and 15.9% invested in corporate bonds. Over the course of the year, your Fund's allocation shifted in favor of bonds, with 61.8% invested in bonds at yearend (with 42.4% in goverments and 19.4% in corporates) and 36.3% in stocks. These changes reflect both appreciation and depreciation of holdings, as well as new purchases and sales of existing holdings.

In the second half of the year, we made several changes to your Fund's stock holdings. Your portfolio benefited from the sale of Costco Wholesale Corp., a national discount-merchandise warehouse chain. The Fund also profited from the sale of a portion of the Fund's holding in the defense contractor Northrop Grumman Corp. (1.1% of the Fund's total net assets as of December 31) as the defense sector benefited from the increased military activity that followed September 11. On the other hand, we sold the financial services giant Citigroup, which continued to suffer as the economic outlook failed to improve. Other notable sales included Intel Corp., United Technologies Corp., RadioShack, and National Oilwell. We also sold the Fund's position in Flextronics International Ltd., the electronics and semiconductor manufacturer, as its industry sector continues to come under pressure. As we stated in July, the Fund's technology holdings were a drag on performance in 2001. Even so, we remained committed to technology and telecommunications over the longer-term, as we continue to focus on leading companies with a proven track record, quality management, solid future growth prospects and a reasonable stock price.

We also added several new positions in the second half of the year which are reflected in the Fund's list of top ten equities at the end of this letter. New additions include Caremark Rx, Inc. (1.5% of net assets), a provider of pharmacy benefit management services and therapeutic pharmaceutical services; Transocean Sedco Forex (1.3% of net assets), an international provider of deepwater and harsh environment contract drilling services for oil and gas wells; Laboratory Corp. of America (1.2% of net assets), a leading independent clinical laboratory company; Estee Lauder Co. (1.2% of net assets), the manufacturer and marketer of skin care, makeup, fragrance and hair care products, sold under brand names such as Estee Lauder, Clinique, and Aramis; and Advanced Micro Devices (1.2% of net assets), a semiconductor manufacturer with manufacturing facilities in the U.S. and Asia and global sales offices.

As was the case at mid-year, we continued to take a fairly conservative approach to the Fund's bond allocation, concentrating on high quality government and corporate bonds. To a great extent we maintained our average maturity structure and only made slight changes to our duration stance.

THE OUTLOOK

We remain cautiously optimistic on the markets in the year to come. It is anticipated that the economy should begin to rebound some time in the second half of this year once the effects of the Fed's monetary policy and fiscal stimulus are felt. Even given a stronger economy sometime in 2002, most experts agree that inflation is likely to stay low, perhaps even dropping as low as 1%--and low inflation is good news for fixed-income investments. But we caution investors to keep in mind that economic progress will hinge on the continued strength of the U.S. consumer, and on the improved health of corporate earnings and an increase in the level of capital spending. Given this, patience is needed. Although there are some signs that the economic picture is improving, the unemployment rate has increased from a low of 3.9% in October 2000 to 5.8% in December 2001. In addition, both American individuals and corporations are shouldering a huge amount of debt; this excessive debt burden could prove to be a drag on our economy for some time to come. At the same time, overseas economies will need to show improvement. We expect the markets to remain volatile.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------


We thank you for your investment in the Van Eck/Chubb Total Return Fund.

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]
/s/ Michael O'Reilly                    /s/ Robert Witkoff
--------------------                    --------------------
MICHAEL O'REILLY                        ROBERT WITKOFF
PRESIDENT                               SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS                     CHUBB ASSET MANAGERS, INC.

January 26, 2001


The Lipper Balanced Fund Index, Lehman Brothers Government Bond Index, Standard & Poor's 500 Index, Dow Jones Industrial Average, Nasdaq Composite Index, Russell Mid-Cap Index and the Russell 2000 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

** The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

*** The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

# The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

## The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
--------------------------------------------------------------------------------
                                          AFTER
                                          MAXIMUM                       BEFORE
AVERAGE ANNUAL                            SALES                         SALES
TOTAL RETURN                              CHARGE*                       CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                      10.44%                        10.90%
--------------------------------------------------------------------------------
10 Year                                    8.49%                         9.13%
--------------------------------------------------------------------------------
5 Year                                     4.87%                         6.12%
--------------------------------------------------------------------------------
1 Year                                   (11.24%)                       (5.80%)
--------------------------------------------------------------------------------



THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%

   [THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

                               % OF INVESTMENTS(1)

                             Other Net Assets: 1.9%
                       U.S. Government Obligations: 42.4%
                             Corporate Bonds: 19.4%
                              Common Stocks: 36.3%

                                                        % OF
       TOP TEN EQUITIES                              PORTFOLIO(1)
            General Electric Co.                         1.7%
            Caremark Rx, Inc.                            1.5%
            Baker Hughes, Inc.                           1.4%
            Wellpoint Health Networks, Inc.              1.3%
            Transocean Sedco Forex, Inc.                 1.3%
            Laboratory Corp. of America Holdings         1.2%
            Estee Lauder Companies, Inc.                 1.2%
            Nokia Oyj                                    1.2%
            Federal National Mortgage Association        1.2%
            Advanced Micro Devices, Inc.                 1.2%


                                                        % OF
       TOP TEN INDUSTRIES                            PORTFOLIO(1)
            Oil & Gas Equipment and Services             3.7%
            Telecommunications                           3.6%
            Electrical Equipment                         3.3%
            Electronics                                  3.1%
            Pharmaceuticals                              2.6%
            Medical Services                             2.5%
            Financial Services                           2.2%
            Computer Software                            2.1%
            Banking                                      1.9%
            Healthcare Services                          1.8%

(1)  As a percentage of total net assets at December 31, 2001.

                         VAN ECK/CHUBB TOTAL RETURN FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Total Return Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index and the Lipper Balanced Fund Index.

   [THE FOLLOWING DATA IS PRESENTED AS A LINE GRAPH IN THE PRINTED DOCUMENT]

                        VAN ECK/CHUBB TOTAL RETURN FUND
                             Performance Comparison

                 Van Eck
               Chubb Total                           Lipper
              Return Fund                           Balanced
               (with sales        S&P 500             Fund
Date           charge)(1)          Index              Index
--------------------------------------------------------------------------------
Dec-90             9428            10000              10000
                   9406             9748               9882
Jun-91             9407             9933              10040
                   9613            10246              10357
Dec-91            10098            10761              10746
                  10576            11230              11252
Jun-92            10731            11284              11482
                  11174            11575              11902
Dec-92            11516            11843              12030
                  11196            11395              11663
Jun-93            11105            11442              11575
                  11338            12001              11914
Dec-93            11028            11999              11784
                  11854            13166              12495
Jun-94            13056            14421              13370
                  13899            15566              14088
Dec-94            14342            16502              14717
                  14604            17388              15046
Jun-95            15065            18167              15352
                  15322            18729              15756
Dec-95            16786            20289              16638
                  16875            20834              16716
Jun-96            19117            24468              18517
                  21135            26300              19707
Dec-96            20830            27055              20015
                  22726            30827              21598
Jun-97            22457            31844              21927
                  19288            28683              20658
Dec-97            21399            34787              23034
                  21288            36519              23404
Jun-98            22661            39093              24456
                  22156            36655              23442
Dec-98            25374            42106              25102
                  26639            43070              25850
Jun-99            25779            41929              25539
                  25432            41523              26046
Dec-99            23982            38276              25702
                  22451            33741              24414
Jun-00            22451            35714              25271
                  21628            30474              23355
Dec-00            22592            33730              24870

--------------------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01                   1 Year       5 Year       10 Year
--------------------------------------------------------------------------------------------
  VE/C Total Return Fund (w/o sales charge)             (5.80%)       6.12%         9.13%
--------------------------------------------------------------------------------------------
 VE/C Total Return Fund (with sales charge)(1)         (11.24%)       4.87%         8.49%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                           (11.88%)      10.69%        12.91%
--------------------------------------------------------------------------------------------
 Lipper Balanced Fund Index                             (3.24%)       8.37%         9.54%
--------------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB TOTAL RETURN FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Total Return Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index and the Lipper Balanced Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
COMMON STOCKS-94.0%
APPAREL-3.8%
American Eagle Outfitters, Inc.+ ..............      35,000         $   915,950
Abercrombie & Fitch Co.
  (Class A)+ ..................................      45,000           1,193,850
                                                                    -----------
                                                                      2,109,800
                                                                    -----------
BANKING-3.8%
MBNA Corp. ....................................      35,000           1,232,000
PNC Financial Services Group, Inc. ............      15,000             843,000
                                                                    -----------
                                                                      2,075,000
                                                                    -----------
BEVERAGES-2.2%
Coca-Cola Co. .................................      25,000           1,178,750
                                                                    -----------

BREWERS-2.5%
Anheuser-Busch Companies, Inc. ................      30,000           1,356,300
                                                                    -----------
BROADCAST MEDIA-2.3%
Clear Channel Communications, Inc. ............      25,000           1,272,750
                                                                    -----------
COMPUTERS & COMPUTER SOFTWARE-3.1%
Advanced Micro Devices, Inc.+ .................      70,000           1,110,200
Citrix Systems, Inc.+ .........................      25,000             566,500
Copper Mountain Networks, Inc.+ ...............      11,000              18,590
                                                                    -----------
                                                                      1,695,290
                                                                    -----------
COSMETICS-2.4%
Estee Lauder Companies, Inc. (Class A) ........                       1,282,400
                                                                    -----------
ELECTRICAL EQUIPMENT-3.6%
General Electric Co. ..........................      36,000           1,442,880
Honeywell International, Inc. .................      15,000             507,300
                                                                    -----------
                                                                      1,950,180
                                                                    -----------
ELECTRONICS-6.1%
Emerson Electric Co. ..........................      15,000             856,500
LSI Logic Corp.+ ..............................      50,000             789,000
Nokia Oyj (Sponsored ADR) .....................      40,000             981,200
Sanmina-SCI Corp.+ ............................      36,000             716,400
                                                                    -----------
                                                                      3,343,100
                                                                    -----------
ENERGY-0.6%
Mirant Corp. ..................................      19,880             318,478
                                                                    -----------
ENTERTAINMENT & LEISURE TIME-1.8%
AOL Time Warner, Inc.+ ........................      30,000             963,000
                                                                    -----------

FINANCIAL SERVICES-10.7%
Federal National Mortgage Association .........      18,000           1,431,000
Washington Mutual, Inc. .......................      67,500           2,207,250
Wells Fargo & Company .........................      50,000           2,172,500
                                                                    -----------
                                                                      5,810,750
                                                                    -----------
FOOD PROCESSING--0.0%
Archer-Daniels-Midland Co. ....................           7                 100
                                                                    -----------
HEALTHCARE SERVICES-6.7%
HCA, Inc. .....................................      40,000           1,541,600
UnitedHealth Group, Inc. ......................      30,000           2,123,100
                                                                    -----------
                                                                      3,664,700
                                                                    -----------
HOUSEHOLD PRODUCTS-5.4%
Gillette Company ..............................      50,000           1,670,000
Procter & Gamble Co. ..........................      16,000           1,266,080
                                                                    -----------
                                                                      2,936,080
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES-0.2%
Edwards Lifesciences Corp.+ ...................       4,000             110,520
                                                                    -----------
MEDICAL SERVICES-5.4%
Laboratory Corp. of America Holdings+ .........      13,000           1,051,050
Wellpoint Health Networks, Inc.+ ..............      16,000           1,869,600
                                                                    -----------
                                                                      2,920,650
                                                                    -----------

OIL & GAS EQUIPMENT AND SERVICES-6.5%
Baker Hughes, Inc. ............................      20,000             729,400
GlobalSantaFe Corp. ...........................      31,853             908,448
Halliburton Co. ...............................      27,600             361,560
Transocean Sedco Forex, Inc. ..................      45,000           1,521,900
                                                                    -----------
                                                                      3,521,308
                                                                    -----------
PAPER & FOREST PRODUCTS-1.6%
Kimberly-Clark Corp. ..........................      15,000             897,000
                                                                    -----------
RETAIL-7.2%
Barnes & Noble, Inc.+ .........................      35,000           1,036,000
Caremark RX, Inc. .............................      70,000           1,141,700
Wal-Mart Stores, Inc. .........................      30,000           1,726,500
                                                                    -----------
                                                                      3,904,200
                                                                    -----------

                       See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001 (continued)

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
TECHNOLOGY-2.9%
Amkor Technology, Inc. ........................      33,500         $   537,005
Cisco Systems, Inc.+ ..........................      38,000             688,180
Taiwan Semiconductor Manufacturing Co. (ADR)+ .      20,000             343,400
                                                                    -----------
                                                                      1,568,585
                                                                    -----------
TELECOMMUNICATIONS-12.1%
ADC Telecommunications, Inc.+ .................      62,000             285,200
AT&T Wireless Services Corp. ..................      50,000             718,500
BellSouth Corp. ...............................      40,000           1,526,000
Lucent Technologies, Inc. .....................      85,000             534,650
Nortel Networks Corp. .........................      70,000             525,000
SBC Communications, Inc. ......................      45,000           1,762,650
Scientific-Atlanta, Inc. ......................      29,000             694,260
WorldCom, Inc.+ ...............................      36,500             513,920
                                                                    -----------
                                                                      6,560,180
                                                                    -----------
UTILITIES-3.1%
AES Corp. .....................................      25,000             408,750
Southern Co. ..................................      50,000           1,267,500
                                                                    -----------
                                                                      1,676,250
                                                                    -----------
  TOTAL INVESTMENTS
  (Cost: $56,828,694*) ........................       94.0%          51,115,371

  Other assets less liabilities ...............        6.0%           3,280,924
                                                     ------         -----------
  TOTAL NET ASSETS ............................      100.0%         $54,396,295
                                                     ======         ===========

----------
*    Aggregate cost for Federal income tax purposes.
+    Non-Income producing

Abbreviation:
     ADR--American Depositary Receipt


                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
COMMON STOCKS-36.3%

AEROSPACE & DEFENSE-1.1%
Northrop Grumman Corp. ........................       3,000         $   302,430
                                                                    -----------
APPAREL-1.0%
American Eagle Outfitters, Inc.+ ..............      10,000             261,700
                                                                    -----------
BANKING-1.9%
FleetBoston Financial Corp. ...................       6,000             219,000
PNC Financial Services Group, Inc. ............       5,000             281,000
                                                                    -----------
                                                                        500,000
                                                                    -----------
BREWERS-1.6%
Adolph Coors Co. ..............................       3,000             160,200
Anheuser-Busch Companies, Inc.+ ...............       6,000             271,260
                                                                    -----------
                                                                        431,460
                                                                    -----------
COMPUTER SOFTWARE-2.1%
Advanced Micro Devices, Inc.+ .................      20,000             317,200
Citrix Systems, Inc.+ .........................      10,000             226,600
Copper Mountain Networks, Inc.+ ...............      10,000              16,900
Tippingpoint Technologies, Inc. ...............         134                 986
                                                                    -----------
                                                                        561,686
                                                                    -----------
COSMETICS-1.2%
Estee Lauder Companies, Inc. (Class A) ........      10,000             320,600
                                                                    -----------
ELECTRICAL EQUIPMENT-3.3%
General Electric Co. ..........................      11,000             440,880
Honeywell International, Inc. .................       5,000             169,100
Southern Co. ..................................      10,000             253,500
                                                                    -----------
                                                                        863,480
                                                                    -----------
ELECTRONICS-3.1%
Emerson Electric Co. ..........................       5,000             285,500
Nokia Oyj (Sponsored ADR) .....................      13,000             318,890
Sanmina-SCI Corp.+ ............................      10,000             199,000
                                                                    -----------
                                                                        803,390
                                                                    -----------
ENERGY-0.2%
Mirant Corp. ..................................       3,976              63,696

FINANCIAL SERVICES-2.2%
Federal National Mortgage Association .........       4,000             318,000
Washington Mutual, Inc. .......................       7,500             245,250
                                                                    -----------
                                                                        563,250
                                                                    -----------
HEALTHCARE SERVICES-1.8%
HCA, Inc. .....................................       5,000             192,700
UnitedHealth Group, Inc. ......................       4,000             283,080
                                                                    -----------
                                                                        475,780
                                                                    -----------
HOUSEHOLD PRODUCTS-1.2%
Procter & Gamble Co. ..........................       4,000             316,520
                                                                    -----------
MEDICAL SERVICES-2.5%
Laboratory Corp. of America Holdings+ .........       4,000             323,400
Wellpoint Health Networks, Inc.+ ..............       3,000             350,550
                                                                    -----------
                                                                        673,950
                                                                    -----------
OIL & GAS EQUIPMENT AND SERVICES-3.7%
Baker Hughes, Inc. ............................      10,000             364,700
GlobalSantaFe Corp. ...........................      10,000             285,200
Transocean Sedco Forex, Inc. ..................      10,000             338,200
                                                                    -----------
                                                                        988,100
                                                                    -----------
PHARMACEUTICALS-2.6%
Cardinal Health, Inc. .........................       4,500             290,970
Caremark Rx, Inc. .............................      25,000             407,750
                                                                    -----------
                                                                        698,720
                                                                    -----------

RETAIL-1.1%
Barnes & Noble, Inc.+ .........................      10,000             296,000
                                                                    -----------
TECHNOLOGY-1.8%
Amkor Technology, Inc. ........................      10,000             160,300
Cisco Systems, Inc.+ ..........................      12,000             217,320
Palm, Inc.+ ...................................      25,000              97,000
                                                                    -----------
                                                                        474,620
                                                                    -----------
TELECOMMUNICATIONS-3.6%
ADC Telecommunications, Inc.+ .................      30,000             138,000
Lucent Technologies, Inc. .....................      20,000             125,800
Nortel Networks Corp. .........................      10,000              75,000
SBC Communications, Inc. ......................       5,000             195,850
Scientific-Atlanta, Inc. ......................      12,000             287,280
WorldCom, Inc.+ ...............................       9,000             126,720
                                                                    -----------
                                                                        948,650
                                                                    -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001 (continued)

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
UTILITIES-0.3%
AES Corp. .....................................       5,000         $    81,750
                                                                    -----------
  TOTAL COMMON STOCKS
  (Cost: $11,668,320) .........................                       9,625,782
                                                                    -----------

                                                   PRINCIPAL
ISSUER                                              AMOUNT
------                                             ---------
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS-42.4%

Federal National Mortgage Association
  6.50%, due 8/15/04 ..........................    $  750,000           802,864
U.S. Treasury Notes
  7.25%, due 8/15/04 ..........................     2,900,000         3,167,685
  6.875%, due 5/15/06 .........................     5,200,000         5,732,189
  6.50%, due 10/15/06 .........................       200,000           217,883
  6.25%, due 2/15/03 ..........................     1,250,000         1,305,860
                                                                    -----------

  TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $10,489,104) .........................                      11,226,481
                                                                    -----------

COMPANY
-------

CORPORATE BONDS-19.4%                               PRINCIPAL       MARKET VALUE
                                                      AMOUNT          (NOTE 8)
                                                    ---------       ------------
Alliant Energy Resource Corp.
  7.375%, due 11/09/09 ........................     1,000,000         1,001,294
First Union Corp.
  7.50%, due 4/15/35 ..........................     2,000,000         2,130,794
Tennessee Gas Pipeline
  7.00%, due 3/15/27 ..........................     2,000,000         1,991,312
                                                                    -----------

  TOTAL CORPORATE BONDS
  (Cost: $5,164,666) ..........................                       5,123,400
                                                                    -----------
  TOTAL INVESTMENTS
  (Cost: $27,322,090*) ........................         98.1%        25,975,663

  Other assets less liabilities ...............          1.9%           498,756
                                                                    -----------
  NET ASSETS ..................................        100.0%       $26,474,419
                                                       ======       ===========

----------
*    Aggregate cost for Federal income tax purposes.

+    Non-Income producing

Abbreviation:
  ADR--American Depositary Receipt


                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

                                                  VAN ECK/CHUBB
                                                   GROWTH AND      VAN ECK/CHUBB
                                                     INCOME        TOTAL RETURN
                                                      FUND             FUND
                                                  -------------    -------------
ASSETS
  Investments at cost .........................    $56,828,694      $27,322,090
                                                   ===========      ===========
  Investments at market value (Notes B & C) ...    $51,115,371      $25,975,663
  Cash ........................................      3,398,879          583,610
  Securities sold .............................         40,444               --
  Dividends and interest ......................         19,401          266,340
  Capital shares sold .........................          1,173            4,718
                                                   -----------      -----------
    Total Assets ..............................     54,575,268       26,830,331
                                                   -----------      -----------
LIABILITIES
  Capital share redeemed ......................         84,196           25,091
  Dividends payable ...........................             --          277,612
  Due to adviser ..............................            681              177
  Accounts payable ............................         94,096           53,032
                                                   -----------      -----------
    Total Liabilities .........................        178,973          355,912
                                                   -----------      -----------
    NET ASSETS ................................    $54,396,295      $26,474,419
                                                   ===========      ===========
NET ASSETS CONSIST OF:
  Par value ...................................    $    29,981      $    18,861
  Capital paid in excess of par ...............     64,724,293       28,743,044
  Overdistributed net investment income .......         (5,398)          (8,632)
  Accumulated net realized loss ...............     (4,639,258)        (932,427)
  Net unrealized loss from investments (Note C)     (5,713,323)      (1,346,427)
                                                   -----------      -----------
    Net Assets ................................    $54,396,295      $26,474,419
                                                   ===========      ===========

CLASS A SHARES
Net Assets ....................................    $54,396,295      $26,474,419
                                                   ===========      ===========
Shares Outstanding
  ($.01 par value, 100,000,000
    shares per Fund authorized) ...............      2,998,125        1,886,118
                                                   ===========      ===========
Net Asset Value Per Share .....................         $18.14           $14.04
                                                   ===========      ===========
Maximum Offering Price Per Share
  (NAV / (1 - maximum sales commission))                $19.25           $14.90
                                                   ===========      ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 2001

                                                  VAN ECK/CHUBB
                                                   GROWTH AND      VAN ECK/CHUBB
                                                     INCOME        TOTAL RETURN
                                                      FUND             FUND
                                                  -------------    -------------
INVESTMENT INCOME
Income:
  Interest ....................................    $   108,919      $ 1,024,461
  Dividends ...................................        552,697          102,786
  Foreign taxes withheld ......................         (5,311)            (814)
                                                   -----------      -----------
    Total investment income ...................        656,305        1,126,433
                                                   -----------      -----------
Expenses:
  Administrative fees (Note D) ................        283,462          134,113
  Investment management fees (Note D) .........        119,218           56,452
  Distribution fees Class A (Note D) ..........        298,044          141,131
  Transfer agency .............................         81,619           52,747
  Professional fees ...........................         20,925           23,388
  Shareholder reports .........................         20,811           12,407
  Registration fees ...........................          6,522            7,445
  Directors' fees and expenses ................          3,461            1,650
  Custodian fees ..............................          3,479            3,147
  Miscellaneous expenses ......................         18,844            5,145
                                                   -----------      -----------
    Total expenses ............................        856,385          437,625
                                                   -----------      -----------
  Fees waived and expenses
    assumed by affiliates (Note D) ............        (51,666)         (56,572)
                                                   -----------      -----------
    Net expenses ..............................        804,719          381,053
                                                   -----------      -----------
    Net investment income (loss) ..............       (148,414)         745,380
                                                   -----------      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............     (1,584,719)        (622,938)
  Net change in unrealized
    loss on investments .......................     (7,858,682)      (1,962,829)
                                                   -----------      -----------
  Net realized and unrealized
    loss on investments .......................     (9,443,401)      (2,585,767)
                                                   -----------      -----------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................    $(9,591,815)     $(1,840,387)
                                                   ===========      ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   VAN ECK/CHUBB
                                                                    GROWTH AND                     VAN ECK/CHUBB
                                                                      INCOME                       TOTAL RETURN
                                                                       FUND                            FUND
                                                            --------------------------      --------------------------
                                                                YEAR           YEAR             YEAR           YEAR
                                                                ENDED          ENDED            ENDED          ENDED
                                                              DECEMBER       DECEMBER         DECEMBER       DECEMBER
                                                              31, 2001       31, 2000         31, 2001       31, 2000
                                                            -------------   ----------      -------------   ----------
DECREASE IN NET ASSETS:
From operations:
  Net investment income (loss) ..........................   $  (148,414)  $  (400,741)      $   745,380    $   670,282
  Net realized gain (loss) on investments ...............    (1,584,719)    3,622,941          (622,938)     4,486,387
  Net change in unrealized loss on investments ..........    (7,858,682)  (21,180,656)       (1,962,829)    (7,143,192)
                                                            -----------   -----------       -----------    -----------
  Net decrease in net assets resulting from operations ..    (9,591,815)  (17,958,456)       (1,840,387)    (1,986,523)
                                                            -----------   -----------       -----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
  From net investment income ............................            --            --          (745,658)      (683,663)
  From net realized gain ................................            --    (3,400,745)         (580,401)    (4,240,966)
                                                            -----------   -----------       -----------    -----------
  Total dividends and distributions .....................            --    (3,400,745)       (1,326,059)    (4,924,629)
DECREASE IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (Note E) .....................    (5,102,619)   (4,389,639)       (2,063,553)    (1,443,865)
                                                            -----------   -----------       -----------    -----------
  Net decrease in net assets ............................   (14,694,434)  (25,748,840)       (5,229,999)    (8,355,017)
Net Assets:
  Beginning of year .....................................    69,090,729    94,839,569        31,704,418     40,059,435
                                                            -----------   -----------       -----------    -----------
  End of year ...........................................   $54,396,295   $69,090,729       $26,474,419    $31,704,418
                                                            ===========   ===========       ===========    ===========
OVERDISTRIBUTED NET INVESTMENT INCOME ...................   $    (5,398)  $   (15,202)      $    (8,632)   $    (1,471)
                                                            ===========   ===========       ===========    ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                       VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                         2001           2000          1999           1998           1997
                                                        ------         ------        ------         ------         ------
Net Asset Value, Beginning of Year ..........           $21.17         $27.73        $23.96         $24.56         $21.04
                                                        ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ..............           (0.050)        (0.123)       (0.030)         0.110          0.096
  Net Gains (Losses) on Investments
     (both Realized and Unrealized) .........           (2.980)        (5.377)        7.080         (0.156)         5.286
                                                        ------         ------        ------         ------         ------
  Total from Investment Operations ..........           (3.030)        (5.500)        7.050         (0.046)         5.382
                                                        ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ......               --             --            --         (0.111)        (0.096)
  Dividends in Excess of Net
     Investment Income ......................               --             --            --             --         (0.004)
  Distributions from Net Realized Gains .....               --         (1.060)       (3.280)        (0.443)        (1.762)
                                                        ------         ------        ------         ------         ------
  Total Distributions .......................               --         (1.060)       (3.280)        (0.554)        (1.862)
                                                        ------         ------        ------         ------         ------
Net Asset Value, End of Year ................           $18.14         $21.17        $27.73         $23.96         $24.56
                                                        ======         ======        ======         ======         ======
Total Return(A) .............................          (14.31%)       (19.83%)       29.42%         (0.18%)        25.85%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .........................            1.44%          1.38%         1.50%          1.57%          1.49%
  Net Expenses ..............................            1.35%          1.35%         1.32%          1.25%          1.25%
  Net Investment Income (Loss)(C) ...........           (0.25%)        (0.46%)       (0.16%)         0.44%          0.49%
Portfolio Turnover Rate .....................           62.69%        124.93%       133.63%         43.42%         21.02%
Net Assets, At End of Year (000) ............          $54,396        $69,091       $94,840        $67,478        $66,762

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B)  Had fees not been waived and expenses not been assumed.
(C)  Ratios would have been (0.34%), (0.49%), (0.34%), 0.12%, and 0.25%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.



                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                          VAN ECK/CHUBB TOTAL RETURN FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                         2001           2000          1999           1998           1997
                                                        ------         ------        ------         ------         ------
Net Asset Value, Beginning of Year ..........           $15.67         $19.26        $19.27         $20.22         $17.41
                                                        ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................            0.390          0.343         0.417          0.393          0.365
  Net Gains (Losses) on Investments (both
  Realized and Unrealized) ..................           (1.320)        (1.363)        3.113          0.158          3.778
                                                        ------         ------        ------         ------         ------
  Total from Investment Operations ..........           (0.930)        (1.020)        3.530          0.551          4.143
                                                        ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ......           (0.390)        (0.350)       (0.410)        (0.390)        (0.365)
  Dividends in Excess of
     Net Investment Income ..................               --             --            --             --         (0.004)
  Distributions from Capital Gains ..........           (0.310)        (2.220)       (3.130)        (1.111)        (0.964)
                                                        ------         ------        ------         ------         ------
  Total Distributions .......................           (0.700)        (2.570)       (3.540)        (1.501)        (1.333)
                                                        ------         ------        ------         ------         ------
Net Asset Value, End of Year ................           $14.04         $15.67        $19.26         $19.27         $20.22
                                                        ======         ======        ======         ======         ======
Total Return(A) .............................           (5.80%)        (5.43%)       18.57%          2.73%         24.09%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .........................            1.55%          1.49%         1.49%          1.61%          1.51%
  Net Expenses ..............................            1.35%          1.35%         1.32%          1.25%          1.25%
  Net Investment Income(C) ..................            2.64%          1.77%         2.07%          1.87%          1.92%
Portfolio Turnover Rate .....................           26.44%         74.95%        59.16%         15.78%         15.80%
Net Assets, At End of Year (000) ............          $26,474        $31,704       $40,059        $42,524        $49,934


----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B)  Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 2.44%, 1.63%, 1.90%, 1.51% and 1.66%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of two funds (the "Funds"): Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund.

At December 31, 2001, The Chubb Corporation and its affiliates owned the following shares of each Fund:

                                                    SHARES         % OF
                                                     OWNED        SHARES
                                                   ---------     --------
Van Eck/Chubb Growth and Income Fund
  Class A shares ...........................       1,836,326      61.25%
Van Eck/Chubb Total Return Fund
  Class A shares ...........................       1,014,721      53.80%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and ask prices at the close of trading.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued using the amortized cost method, which approximates market value, unless the Board of Directors determine it does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days in which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount or premium on investments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared and distributed quarterly for the Van Eck/Chubb Total Return Fund and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund, if available. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

NOTE C--INVESTMENTS

As of December 31, 2001, gross unrealized gains and losses on investments for tax purposes, for each Fund, were as follows:

                                      GROSS            GROSS             NET
                                   UNREALIZED       UNREALIZED       UNREALIZED
                                      GAINS           LOSSES           LOSSES
                                   ----------       ----------       ----------
Van Eck/Chubb
  Growth and Income Fund ......    $4,148,307       $9,861,630       $5,713,323
Van Eck/Chubb
  Total Return Fund ...........     1,405,786        2,752,213        1,346,427

Purchases and sales of investment securities for the year ended December 31, 2001, other than short-term obligations, were as follows:

                                                                   PROCEEDS
                                                   COST OF           FROM
                                                 INVESTMENT       INVESTMENT
                                                 SECURITIES       SECURITIES
                                                  PURCHASED          SOLD
                                                 ----------       -----------
Van Eck/Chubb Growth and Income Fund ......     $36,185,066       $42,034,557
Van Eck/Chubb Total Return Fund ...........       7,340,222        12,063,043

At December 31, 2001 the components of accumulated earnings on a tax basis, for each Fund, were as follows:


                                                ACCUMULATED          NET
                                                CAPITAL AND       UNREALIZED
                                               OTHER LOSSES         LOSSES
                                               ------------       ------------
Van Eck/Chubb Growth and Income Fund ......    $12,854,817         $5,713,323
Van Eck/Chubb Total Return Fund ...........        930,978          1,346,427

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, for each Fund, were as follows:

                               VAN ECK/CHUBB GROWTH AND INCOME FUND
                              --------------------------------------
                               DECEMBER 31, 2001   DECEMBER 31, 2000
                              ------------------   -----------------
Ordinary Income                    $       --         $        --
Long Term Capital Gains                27,909           3,401,894

                                  VAN ECK/CHUBB TOTAL RETURN FUND
                              --------------------------------------
                               DECEMBER 31, 2001   DECEMBER 31, 2000
                              ------------------   -----------------
Ordinary Income                    $  742,015         $ 2,144,106
Long Term Capital Gains               578,952           2,780,523

At December 31, 2001, Van Eck/Chubb Growth and Income Fund had $9,488,588 of accumulated realized losses, $8,215,559 expiring in 2006, which are limited under the tax rules, and $1,273,029 expiring in 2009. These losses are available to be used to offset future realized capital gains.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund intend to defer to January 1, 2002 for U.S. Federal income tax purposes post-October capital losses of $3,366,229 and $930,978, respectively.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Van Eck/Chubb Growth and Income Fund decreased overdistributed net investment income by $158,218, decreased accumulated net realized loss on investments by $27,909 and decreased capital paid in excess of par by $186,127. Net assets were not affected by this reclassification.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Van Eck/Chubb Total Return Fund increased overdistributed net investment income by $6,883 and decreased accumulated net realized loss on investments by $6,883. Net assets were not affected by this reclassification.



NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc., the Investment Manager, a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Chubb Asset Managers, Inc. resigned as Investment Manager effective December 31, 2001. At a meeting of the Fund's Board of
Directors held on December 11, 2001, the Board voted to approve Van Eck Associates Corporation ("VEAC") as the interim Investment Manager effective January 1, 2002. Additionally, the Board approved the interim sub-advisory agreement among the Fund, VEAC and John A. Levin & Co., Inc.

Van Eck Associates Corporation ("Investment Administrator") also provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the year ended December 31, 2001, received $28,855 in sales loads of which $4,907 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares.

Investment management and administration fees are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                                 INVESTMENT    INVESTMENT
NET ASSETS                                      MANAGER    ADMINISTRATOR
--------------                                ----------   -------------
First $200 Million ........................      0.20%        0.45%
Next $1.1 Billion .........................      0.19%        0.41%
Over $1.3 Billion .........................      0.18%        0.37%

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $15,222 for the Van Eck/Chubb Growth and Income Fund and $7,095 for the Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the year ended December 31, 2001, Van Eck/Chubb Growth and Income Fund--1.35% and Van Eck/Chubb Total Return Fund--1.35%. The fees waived and expenses assumed are treated as a reduction of the Funds' administrative expense.

NOTE E--SHAREHOLDER TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                                 ----------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                 ----------------------   ---------------------
CLASS A                            SHARES     DOLLARS      SHARES     DOLLARS
                                 ---------  -----------   --------  -----------
Shares sold ..................     77,371   $ 1,440,092    149,267  $ 3,947,626
Shares issued as
  reinvestment of dividends
  and distributions ..........         --            --     62,109    1,314,844
Shares redeemed ..............   (343,536)   (6,542,711)  (367,676)  (9,652,109)
                                 --------   -----------   --------  -----------
Net decrease .................   (266,165)  $(5,102,619)  (156,300) $(4,389,639)
                                 ========   ===========   ========  ===========


                                        VAN ECK/CHUBB TOTAL RETURN FUND
                                 ----------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                 ----------------------   ---------------------
CLASS A                            SHARES     DOLLARS       SHARES    DOLLARS
                                 ---------  -----------   --------- -----------
Shares sold ..................     86,788   $ 1,251,621     34,690  $   662,737
Shares issued as
  reinvestment of dividends
  and distributions ..........     41,109       578,462    150,157    2,471,710
Shares redeemed                  (265,658)   (3,893,636)  (240,678)  (4,578,312)
                                 ---------  -----------   --------  -----------
Net decrease                     (137,761)  $(2,063,553)   (55,831) $(1,443,865)
                                 ========   ===========   ========  ===========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------


NOTE F--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of December 31, 2001, the total liability portion of the Plan is as follows:

Van Eck/Chubb Growth and Income Fund--$5,851 and Van Eck/Chubb Total Return Fund--$6,012.

NOTE G--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Funds did not borrow under the Facility.

NOTE H--SUBSEQUENT EVENTS

On January 2, 2002, The Chubb Corporation and its affiliates redeemed all shares owned.

At a meeting of Directors held on January 31, 2002, the Board approved the name change of Van Eck/Chubb Funds, Inc. to Van Eck Funds, Inc., effective February 1, 2002.

At a meeting of directors held on January 31, 2002, the Board approved the change of the Van Eck/Chubb Growth and Income Fund's name to the Van Eck Mid Cap Value Fund, effective February 1, 2002.

The Van Eck/Chubb Total Return Fund was closed to purchases and exchanges effective February 8, 2002.

REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
VAN ECK/CHUBB FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck/Chubb Funds, Inc. (comprising Growth and Income Fund and Total Return Fund) (the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.



                                   /s/ERNST & YOUNG LLP



New York, New York
February 8, 2002

BOARD OF DIRECTORS/OFFICERS TABLE (UNAUDITED)

DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
John C. van Eck, CFA              Chairman, Van Eck                              Chairman of the Board
(86)+*                            Associates Corporation and                     and President of two other
Chairman and Director             Van Eck Securities                             investment companies advised
since 1997                        Corporation                                    by the Administrator


Michael O'Reilly                  Executive Vice President and                   Director, President and Chief
(57)+*                            Chief Investment Officer of                    Operating Officer of the Adviser
President and Director            The Chubb Corporation
since 1997


Jeremy H. Biggs                   Vice Chairman, Director                        Trustee/Director of two other
(65) +++                          and Chief Investment Officer,                  investment companies advised
Director since 1997               Fiduciary Trust Company                        by the Administrator; Chairman, Davis
                                  International                                  Funds Group; Treasurer and Director,
                                                                                 Royal Oak Foundation; Director,
                                                                                 Union Settlement Association;
                                                                                 First Vice President, Trustee and
                                                                                 Chairman, Finance Committee,
                                                                                 St. James School


David J. Olderman                 Private investor                               Trustee/Director of two other
(65)++P                                                                          investment companies advised
Director since 1997                                                              by the Administrator


Richard D. Stamberger             President, SmartBrief.com                      Trustee of two other investment
(42)++P                                                                          companies advised by the
Director since 1997                                                              Administrator; Partner and Co-founder,
                                                                                 Quest Partners, LLC; Executive
                                                                                 Vice President, Chief Operating
                                                                                 Officer and Director of NuCable
                                                                                 Resources Corporation


Bruce J. Smith                    Senior Vice President and Chief                Officer of two other
(46)                              Financial Officer, Van Eck Associates          investment companies
Vice President and Treasurer      Corporation; Senior Managing                   advised by the Administrator
since 1997                        Director, Van Eck Securities Corporation


Thomas H. Elwood                  Vice President, Secretary and General          Officer of two other
(53)                              Counsel, Van Eck Associates Corporation,       investment companies
Vice President and Secretary      Van Eck Securities Corporation and             advised by the Administrator
since 1998                        other affiliated companies


DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
Alex Bogaenko                     Director of Portfolio Administration,          Controller of two
(38)                              Van Eck Associates Corporation and             other investment companies
Officer since 1997                Van Eck Securities Corporation                 advised by the Administrator


Susan Lashley                     Managing Director, Mutual Fund                 Vice President of another
(46)                              Operations, Van Eck Securities                 investment company
Officer since 1997                Corporation                                    advised by the Administrator


----------
(1) The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.
+    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee-exercises general powers of Board of Trustees between meetings of the Board.
++   Member of the Nominating  Committee.
P Member of Audit Committee-reviews fees, services, procedures, conclusions and recommendations of independent auditors.

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Directors/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.


[LOGO]

Investment Adviser:     Chubb Asset Managers, Inc.
Distributor:            Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016
                        www.vaneck.com
Account Assistance:     (800) 544-4653

                               VAN ECK FUNDS, INC
                  PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 18, 2002

                                                                     PRO FORMA
                                           VAN ECK     VAN ECK        FOR THE
                                           MID CAP      TOTAL         COMBINED
                                         VALUE FUND     RETURN          FUND
                                        -----------   -----------   -----------
ASSETS
  Investments cost                      $16,588,361   $10,378,535   $26,966,896
                                        ===========   ===========   ===========

  Investments at market value
    (Notes B & C)                       $15,797,902   $10,372,757   $26,170,659
  Cash                                    5,021,923     1,481,984     6,503,907
  Securities sold                            10,255        12,517        22,772
  Dividends and interest                      6,633        74,643        81,276
  Capital shares sold                            --           188           188
                                        -----------   -----------   -----------
      Total Assets                       20,836,713    11,942,089    32,778,803
                                        -----------   -----------   -----------
LIABILITIES:
  Securities purchased                      522,028        94,591       616,619
  Due to adviser                             38,554        19,072        57,626
  Accounts payable                           40,014        26,640        66,654
                                        -----------   -----------   -----------
      Total Liabilities                     600,596       140,303       740,899
                                        -----------   -----------   -----------

NET ASSETS                              $20,236,117   $11,801,786   $32,037,903
                                        ===========   ===========   ===========

NET ASSETS CONSIST OF:
  Par value                             $    11,575   $     8,626   $    18,326
  Aggregate paid in capital              33,046,019    16,381,756    45,680,350
  Undistibuted (overdistributed)
    net investment income                    (5,395)       (8,632)      (14,027)
  Accumulated net realized loss         (10,224,623)   (2,625,887)  (12,850,510)
  Net unrealized loss from
    investments (Note C)                   (790,459)       (5,777)     (796,236)
                                        -----------   -----------   -----------
                                        $22,037,117   $13,750,086   $32,037,903
                                        ===========   ===========   ===========
CLASS A SHARES
Net Assets                              $22,037,117   $13,750,086   $32,037,903
                                        ===========   ===========   ===========

Shares Outstanding  Class A Shares
  ($0.01 par value, 100,000,000 shares
    per Fund authorized)                  1,157,482       862,577     1,832,641
                                        ===========   ===========   ===========
Net Asset Value Per Share               $     19.04   $     15.94   $     17.48
                                        ===========   ===========   ===========
Maximum Offering Price Per Share
  (NAV/(1-maximum sales commission))    $     18.55   $     14.51   $     18.55
                                        ===========   ===========   ===========

                               VAN ECK FUNDS, INC
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                  VAN ECK            VAN ECK                             MID CAP
                                                                  MID CAP             TOTAL           PRO FORMA        VALUE FUND
                                                                 VALUE FUND           RETURN         ADJUSTMENTS        PRO FORMA
                                                                 ----------        ----------        ----------        ----------
INVESTMENT INCOME:
Income:
    Interest                                                     $    4,687(a)     $  242,360(a)     $ (240,017) (e)   $    7,030
    Dividends                                                        16,873(a)         38,119(a)             --            54,992
                                                                 ----------        ----------        ----------        ----------
                                                                     21,560           280,479          (240,017)           62,022
                                                                 ----------        ----------        ----------        ----------
Expenses:
    Management (Note D)                                              41,044(a)         24,017(a)         137,191 (b)      202,252
    Administration (Note D)                                          92,717(a)         54,034(a)        (106,301)(b)       40,450
    Distribution Class A (Note D)                                   102,565(a)         60,225(a)             --           162,790
    Transfer agency                                                  81,619            52,747           (39,982)(c)        94,384
    Professional                                                     20,925            23,388           (19,000)(c)        25,313
    Shareholder reports                                              20,811            12,407           (12,407)(c)        20,811
    Registration fees                                                 6,522             7,445            (5,767)(c)         8,200
    Directors' fees and expenses                                      3,461             1,650            11,389 (d)        16,500
    Custodian fees                                                    3,479             3,147            (3,382)(c)         3,244
    Miscellaneous                                                    18,884             5,145            17,800 (d)        41,829
                                                                 ----------        ----------        ----------       -----------
      Total Expenses                                                392,028           244,205           (20,459)          615,773
                                                                 ----------        ----------        ----------       -----------
  Fees waived and expenses assumed by affiliates (Note D)           (51,666)          (56,572)               --          (184,303)
                                                                 ----------        ----------        ----------       -----------
      Net Expenses                                                  340,362           187,633           (20,459)          431,470
                                                                 ----------        ----------        ----------       -----------

    Net investment income (loss)                                   (318,802)           92,846          (219,558)         (359,448)
                                                                 ----------        ----------        ----------       -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                               (5,585,365)       (1,693,460)               --        (7,278,825)
  Net change in unrealized loss on investments                    4,922,865         1,340,650                --         6,263,515
                                                                 ----------        ----------        ----------       -----------
  Net realized and unrealized loss on investment                   (662,500)         (352,810)               --        (1,015,310)
                                                                 ----------        ----------        ----------       -----------


NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                $ (981,302)       $ (259,964)        $(219,558)      $(1,384,758)
                                                                 ==========        ==========        ==========       ===========

----------
(a)  Projected income and expense for the year ended 12/31/02.
(b)  Reflects adjustments in expenses due to effects of proposed contract rate.
(c) Reflects adjustment in expenses due to elimination of duplicative services.
(d)  Reflects adjustment in expenses due to effects of cost allocations.
(e)  Reflects adjustment in portfolio holdings.

                              VAN ECK FUNDS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                          JANUARY 18, 2002 (UNAUDITED)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Mid-Cap I and Total Return into Mid-Cap II as if such reorganization had taken place as of January 18, 2002.

Under the terms of the Plan, the reorganization of Mid-Cap I and Total Return should be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free combinations of investment companies (sometimes referred to as the "Statutory Merger").

The reorganization would be accomplished by an acquisition of the net assets of Mid-Cap I and Total Return in exchange for shares of Mid-Cap II at net asset value. The statement of assets and liabilities and schedule of investments of Mid-Cap I and Total Return have been combined as of January 18, 2002 and the related statements of operations has been pro forma for the year ended December 31, 2002.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of Mid-Cap I and Total Return which are included in their respective annual reports dated December 31, 2001.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned reorganization of Mid-Cap I and Total Return had taken place as of January 18, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Van Eck Funds Inc., of which Mid-Cap I and Total Return are a series, is a Maryland Corporation. Mid-Cap I and Total Return are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.

The significant accounting policies consistently followed by Mid-Cap II are as follows: (a) securities transactions are accounted for on the trade date; (b) debt instruments are valued on the basis of quotes provided by a pricing service; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premiums, as applicable; (c) interest income is recorded on the accrual basis; (d) gains or losses on the sale of securities are calculated by using the first-in, first-out method; (e) direct expenses are charged to the Fund; (f) dividends and distributions to shareholders are recorded on the ex-dividend date and; (g) Mid-Cap II intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in Fund shares as if the reorganization had taken place on January 18, 2002. Adjustments have been made to expenses for the combined Fund expense structure, changes in cost allocations and elimination of duplicated services that would not have been incurred if the reorganization had taken place on January 18, 2002.

                               VAN ECK FUNDS, INC.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
                          JANUARY 18, 2002 (UNAUDITED)

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Van Eck Associates Corporation acts as investment adviser to both Mid-Cap I and Total Return Fund. These Funds are expected to pay management and administration fees calculated at the annual rate of .90% of the average daily net assets. Van Eck Associates Corporation has engaged the services of John A. Levin & Co. Inc., ("Levin") as the Funds Sub-Advisor at an annual rate of .375% of average daily net asset. Levin has agreed to waive its fee until September 30, 2002. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net asset. All fees are calculated daily and paid monthly.

                                    EXHIBIT F

                                                                     TOTAL                      Mid-Cap II          Mid-Cap II
                                     MID CAP                        RETURN                       Combined            Combined
                                   VALUE FUND       MARKET           FUND          MARKET          Fund                Fund
                                     SHARES          VALUE          SHARES          VALUE         SHARES           MARKET VALUE
                                   ----------      ---------       --------       ----------   -----------         ------------
                   Accenture Ltd.    19,000        $489,440          7,400         $190,624        26,400            $680,064
    Adelphia Communications Corp.     4,600        $119,692          1,700          $44,234         6,300            $163,926
 Advanced Energy Industries, Inc.    18,600        $464,442          7,000         $174,790        25,600            $639,232
       Agere Systems Inc. Class A    48,000        $250,560         18,800          $98,136        66,800            $348,696
          American Woodmark Corp.       900         $50,796            300          $16,932         1,200             $67,728
 Annuity & Life Re Holdings, Ltd.     2,100         $39,081            800          $14,888         2,900             $53,969
       Archer-Daniels Midland Co.    27,900        $376,092         10,900         $146,932        38,800            $523,024
             Becton Dickinson Co.    11,200        $383,600          4,400         $150,700        15,600            $534,300
             Black & Decker Corp.     7,200        $262,872          2,800         $102,228        10,000            $365,100
 Constellation Energy Group, Inc.    36,100        $980,115         14,100         $382,815        50,200          $1,362,930
         Crown Castle Int'l Corp.    21,500        $150,070          8,400          $58,632        29,900            $208,702
                    El Paso Corp.     4,200        $165,060          1,600          $62,880         5,800            $227,940
        Equitable Resources, Inc.     9,400        $278,804          3,700         $109,742        13,100            $388,546
       Genelabs Technologies Inc.   129,600        $276,048         50,700         $107,991       180,300            $384,039
                Kmart Financing P     1,400         $13,832            700           $6,916         2,100             $20,748
             KPMG Consulting Inc.    31,900        $534,644         12,400         $207,824        44,300            $742,468

                                                                       TOTAL                      Mid-Cap II           Mid-Cap II
                                        MID CAP                        RETURN                       Combined            Combined
                                      VALUE FUND       MARKET           FUND          MARKET          Fund                Fund
                                        SHARES          VALUE          SHARES          VALUE         SHARES           MARKET VALUE
                                      ----------      ---------       --------       ----------   -----------         ------------

              Max Re Capital Ltd.       20,400        $305,388          7,900         $118,263        28,300            $423,651
                      Maxtor Corp       27,200        $182,240         10,600          $71,020        37,800            $253,260
                    Meredith Corp       27,500        $968,000         10,700         $376,640        38,200          $1,344,640
         Millenium Chemical, Inc.       23,900        $289,429          9,000         $108,990        32,900            $398,419
             Pathmark Stores Inc.       22,300        $503,757          8,700         $196,533        31,000            $700,290
      Paxson Communications Corp.       33,900        $344,085         13,300         $134,995        47,200            $479,080
          Phoenix Companies, Inc.       49,300        $857,820         19,300         $335,820        68,600          $1,193,640
                  Photronics Inc.       24,000        $773,040          9,400         $302,774        33,400          $1,075,814
              Rainbow Media Group       16,300        $448,250          6,100         $167,750        22,400            $616,000
                     Raytheon Co.        9,300        $534,843          3,600         $207,036        12,900            $741,879
   Regeneron Pharmaceuticals Inc.       32,600        $894,218         12,700         $348,361        45,300          $1,242,579
          Reliant Resources, Inc.       43,700        $623,162         17,100         $243,846        60,800            $867,008
              Riggs National Corp       18,300        $259,860          7,100         $100,820        25,400            $360,680
                 Toys 'R' Us Inc.       10,100        $189,173          4,000          $74,920        14,100            $264,093
                  Tupperware Corp       66,200      $1,253,828         25,800         $488,652        92,000          $1,742,480
                             UICI       49,300        $653,225         19,300         $255,725        68,600            $908,950
        United States Steel Corp.       35,600        $650,768         13,900         $254,092        49,500            $904,860
               UnumProvident Corp       17,700        $490,644          6,900         $191,268        24,600            $681,912
      Watson Pharmaceuticals Inc.       24,800        $741,024          9,700         $289,836        34,500          $1,030,860

     Us Treas Note 6.50% 10/15/06            0              $0         92,000         $100,790                                 0
     Us Treas Note 6.875% 5/15/06            0              $0      2,402,000       $2,661,529                                 0
      Us Treas Note 7.25% 8/15/04            0              $0      1,339,000       $1,466,833                                 0
                                                   -----------                     -----------                       -----------

                Total Investments                  $15,797,902                     $10,372,757                       $21,941,507
                                                   -----------                     -----------                       -----------

    Other Assets Less Liabilities                   $4,438,215                      $1,429,029                       $10,096,396
                                                   -----------                     -----------                       -----------
               Net Assets 1-18-02                  $20,236,117                     $11,801,786                       $32,037,803
                                                   ===========                     ===========                       ===========

                                     PART C

Item 15. Indemnification


Reference is made to Article VIII of the Registrant's Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article XII of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that to the maximum extent provided under Maryland law neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages. The Articles of Incorporation provide that the Registrant will indemnify its directors and officers to the maximum extent permitted by Maryland law. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other-body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director of officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy covers the registrant; Van Eck Associates and its affiliates; and any sub-adviser to a Fund advised by Van Eck for errors and omissions liability.


       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

1.     Articles of Incorporation.*

2.     By-Laws*

3.     Not applicable.

4.     a. Articles of Merger *
       b. Agreement and Plan of Reorganization

5      N.A.

6. a. Form of Investment Management Agreement between Van Eck Associates Corporation and Mid-Cap Value Fund II

       b. Form of Investment Sub-Advisory Agreement between Van Eck Associates Corporation and John A. Levin & Co., Inc., *


7. a. Form of Fund Distribution Agreement between Van Eck Funds II, Inc. and Van Eck Securities Corporation.


8.     Not applicable.

9.     Custodial Services Agreement to be filed by amendment

10.    Form of Rule 12b-1 Plan to be filed by amendment.

11 Opinion and Consent of Counsel as to legality of the securities being registered to be filed by amendment

12     Opinion of counsel*

13     Not Applicable

14.    Not Applicable


15.    Not Applicable

16.    Not Applicable


17.    Consent of Ernst & Young LLP*


18.    Proxy Solicitations*


(An * denotes inclusion in this filing)


ITEM 17. UNDERTAKINGS
         ------------

       (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

       (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

       (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933 the registration statement on Form N-14 has been signed on behalf of the registrant in the City of New York, State of New York, on the 13 day of March 2002.

                                    VAN ECK FUNDS II, INC


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby constitutes John C. Van Eck such person's true and lawful attorney, with full power to him to sign for such person and in such person's name and capacity indicated below, and any and all amendments to this registration statement hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments.



Signature                                 Title                      Date
---------                                 -----                      ----



/s/ John C. van Eck                 Chairman and President         3/13/02
------------------------
John C. van Eck

/s/ Bruce J. Smith                  Chief Financial Officer        3/13/02
------------------------
Bruce J. Smith

/s/ Jeremy H. Biggs*                Director                       3/13/02
------------------------
Jeremy H. Biggs


/s/ David J. Olderman*              Director                       3/13/02
------------------------
David J. Olderman



/s/ Richard Stamberger*             Director                       3/13/02
-------------------------
Richard Stamberger

                                    EXHIBIT 1

                             VAN ECK FUNDS II, INC.


                            ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:


                                  INCORPORATOR

              The undersigned, Thomas Elwood, whose address is 99 Park Avenue, 8th Floor, New York, New York 10016, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.


                                      NAME

              The name of the corporation (the "Corporation") is Van Eck Funds II, Inc.


                                     PURPOSE

              The Corporation is formed for the purpose of carrying on any lawful business, which may include acting as an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.


                                      1-1

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

              The address of the principal office of the Corporation in the State of Maryland is c/o Corporation Trust Company, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is Corporation Trust Company, whose address is 32 South Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.


                        PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

       NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall be 4, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the initial directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualified are:, and

                                 John C. van Eck
                                  Jeremy Biggs
                               Richard Stamberger
                                 David Olderman

       REMOVAL OF DIRECTORS. Any director, or the entire Board of Directors, may be removed from office at any time, but, to the extent not otherwise prohibited by the 1940 Act, with or without cause and then only by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in the election of directors.

              Section 5.3 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

              Section 5.4 QUORUM. At any meeting of stockholders, holders of one-third of all the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum. If any matter is to be voted on by an individual class or series of stock, then holders of one-third of all the votes entitled to be cast by such class or series at such meeting, present in person or represented by proxy, shall constitute a quorum as to each such class or series.

              Section 5.5 AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class


                                      1-2
or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

              Section 5.6 PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.5 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

              Section 5.7 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, the redemption of its stock or the payment of other distributions on its stock;
(b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the value, or any sale, bid or asked price to be applied in determining the value, of any security or other asset owned or held by the Corporation; (e) any matter relating to the sale, purchase and/or other acquisition or disposition of securities or other assets of the Corporation; and
(f) any other matter relating to the business and affairs of the Corporation. Shares of stock of the Corporation are issued and sold on the condition and understanding that any and all determinations shall be binding as aforesaid.

              Section 5.9 ADVISER AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).


                                      STOCK

       AUTHORIZED SHARES. The Corporation has authority to issue 800,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), which shares shall be classified in the following series: Mid-Cap Value Fund, which shall consist of one class of designated as Class A. The aggregate par value of all authorized shares of stock having par value is $800,000.00. The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more classes or series of stock. The Board of Directors may reclassify any previously classified but unissued shares of any class or series of stock from time to time in one or more classes or series of stock. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to


                                      1-3
       issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

       VOTING RIGHTS. Each holder of a whole share of stock of the Corporation shall be entitled to one vote as to any matter on which such share of stock is entitled to vote and each fractional share of stock of the Corporation shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of stockholders, all stockholders of the Corporation then entitled to vote shall, except as otherwise provided in the Bylaws, vote together as a single class without regard to classes or series of shares of stock, except (a) when required by the 1940 Act or when the Board of Directors shall have determined that the matter affects one or more classes or series of shares of stock materially differently, such shares of stock shall be voted by individual class or series in addition to any other vote that may be required by law; and (b) when the Board of Directors has determined that the matter affects only the interests of one or more classes or series of shares of stock, then only holders of shares of stock of such classes or series shall be entitled to vote thereon.

       FRACTIONAL SHARES; ISSUANCE OF UNITS. The Board of Directors may, but is not obligated to, issue fractional shares of stock of the Corporation, whether now or hereafter authorized, and any fractional shares so issued shall entitle the holder thereof to exercise voting rights, receive dividends and participate in the distribution of assets of the Corporation in the event of liquidation or dissolution to the extent of the proportionate interest represented by such fractional shares. The Corporation is not obligated to issue stock certificates representing fractional shares.

       ASSETS BELONGING TO EACH SERIES; ALLOCATIONS.

All consideration received by the Corporation for the issuance or sale of shares of a particular series, together with all income, earnings, profits and proceeds thereon, shall irrevocably belong to such series for all purposes, subject only to the rights of creditors of such series, and are herein referred to as "assets belonging to" such series.

The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of such series, and with such series' respective share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such series bears to the net asset value of all series. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to each series.

Dividends or distributions on shares of any series, whether payable in stock, cash or other property, shall be paid only out of earnings, surplus or other assets belonging to such series and may vary among the classes of a series.

In the event of the liquidation or dissolution of any series of stock of the Corporation, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders based on relative net asset value or such other fair and equitable method as the Board of Directors may determine.

The assets of a class or series of stock of the Corporation may be invested together with the assets belonging to another currently existing or hereafter created class or series of stock of the Corporation. The Board of Directors shall have the authority to allocate, or cause to be allocated, a series' assets, liabilities, income or expenses to one or more classes of such series, in such amounts and at such times as the Board of Directors (or their designees) shall determine. Any such allocation shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock.

       CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to


                                      1-4
       distinguish it from all other series and classes of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

       REDEMPTIONS.

The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of stock of the Corporation to require the Corporation to redeem all or any number of the shares of stock outstanding in the name of such holder on the books of the Corporation, at the net asset value of such shares, less any fees or charges as the Board of Directors may establish from time to time. Notwithstanding the foregoing, the Board of Directors may suspend the right of holders of shares of stock of the Corporation to require the Corporation to redeem such shares or to receive payment for redeemed shares for such periods and to the extent permitted by, or in accordance with, the 1940 Act or any rule or regulation of the Securities and Exchange Commission promulgated thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its sole discretion, shall deem reasonable, such determination to be conclusive.

Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option, to redeem shares of stock of the Corporation owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (a) failure to provide the Corporation with a tax identification number, (b) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation and (c) failure to maintain the characteristics or qualifications established by the Board of Directors for a particular class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

Payment for redeemed shares of stock of the Corporation shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it necessary or desirable for the Corporation to make payment wholly or partially in securities or other property or assets of the Corporation. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease as of the date on which the redemption price to be paid for such shares is fixed in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

Shares of stock of the Corporation which have been redeemed shall constitute authorized but unissued shares of stock of such class or series so redeemed.

                                      1-5

       CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. Except as may be otherwise provided herein, all provisions of the charter relating to shares of stock of the Corporation shall apply to shares of and to the holders of shares of all classes or series of stock of the Corporation, whether now or hereafter classified or reclassified.


                                   AMENDMENTS

              The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.


        LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

       LIMITATION OF LIABILITY. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

       INDEMNIFICATION AND ADVANCE OF EXPENSES. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to,
       (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.


       1940 ACT. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


       AMENDMENT OR REPEAL. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this
       Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                            [SIGNATURE PAGE FOLLOWS]

                                      1-6

              IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this _____ day of _____________, 2002.


                                             By:________________________________



                                      1-7

                                   EXHIBIT 2

ITEM 16 EXHIBIT 2

                             VAN ECK FUNDS II, INC.

                                     BYLAWS

                                    ARTICLE I

                                     OFFICES

       Section 1. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

       Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

       Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

       Section 2. ANNUAL MEETING. Subject to the following sentence, an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of April in each year. The Corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "1940 Act").

       Section 3. SPECIAL MEETINGS. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders. A special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation's proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and


                                      2-1
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such meeting shall not be held unless the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

       Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid.

       Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

       Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the

                                      2-2
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Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

       Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

       The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

       Section 7. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

       Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of

                                      2-3
authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

       Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

       Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

       The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

       Section 10. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman

                                      2-4
of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, and determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

       Section 12. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

       Section 13. MEETING BY CONFERENCE TELEPHONE. To the extent permitted by the Board of Directors or the chairman of the meeting, stockholders may participate in a meeting by means of conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.]

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                                   ARTICLE III

                                    DIRECTORS

       Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

       Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 20, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Directors shall be elected at the annual meeting of stockholders of the Corporation or a special meeting held for that purpose; provided, however, that if no annual meeting of the stockholders is required to be held pursuant to
Section 2 of Article II of these Bylaws, directors shall be elected at the next annual meeting held.

       Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. Regular meetings of the Board of Directors shall be held from time to time at such places and times as provided by the Board of Directors by resolution, without notice other than such resolution.

       Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

       Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to

                                      2-6
the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

       Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

       The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

       Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the charter. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the directors still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the charter.

       Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as Chairman. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as Chairman. The secretary or, in his or her absence, an assistant secretary of

                                      2-7
the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as Secretary of the meeting.

       Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

       Section 10. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

       Section 11. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Any vacancy on the Board of Directors for any cause other than an increase in the number of directors shall be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

       Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

       Section 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

       Section 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

                                      2-8

       Section 15. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

       Section 16. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.]

                                   ARTICLE IV

                                   COMMITTEES

              Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee [, A COMPENSATION COMMITTEE] and other committees, composed of one [TWO] or more directors, to serve at the pleasure of the Board of Directors.

              Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

              Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

                                      2-9

              Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

              Section 5. WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

              Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of the committee shall have the power to fill any vacancies on the committee.

                                      2-10

                                    ARTICLE V

                                    OFFICERS

              Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

              Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

              Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

              Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

                                      2-11

              Section 5. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

              Section 6. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

              Section 7. CHAIRMAN OF THE BOARD. The Board of Directors shall designate a chairman of the board. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he or she shall be present. The chairman of the board shall perform such other duties as may be assigned to him or her by the Board of Directors.

              Section 8. PRESIDENT. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

              Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

              Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder;
(e) have general charge of the stock transfer books of the Corporation; and (f) in

                                      2-12
general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

              Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

              The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

              If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

              Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

              Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director.

                                      2-13

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

              Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.

              Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

              Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                   ARTICLE VII

                                      STOCK

              Section 1. CERTIFICATES; REQUIRED INFORMATION. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

              Section 2. TRANSFERS WHEN CERTIFICATES ISSUED. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

              The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or

                                      2-14
on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

              Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

              Section 3. REPLACEMENT CERTIFICATE. The president, the secretary , the treasurer or any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

              Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

              In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

              If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer

                                      2-15
date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

              When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

              Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

              Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

              The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

              Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

                                      2-16

              Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

                                    ARTICLE X

                                INVESTMENT POLICY

              Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                      SEAL

              Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

              Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                   ARTICLE XII

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

              To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the

                                      2-17

Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. No provision of this Article XII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willfulness misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Such conduct is described herein as "Disabling Conduct". The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of such Disabling conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of such Disabling Conduct, made (a) by the vote of a majority of a quorum of Directors who are neither "interested" persons of the Corporation (as defined in the Investment Company Act of 1940, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion.

              Section 4. ADVANCEMENT OF LEGAL FEES. Nothing contained in this Article shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Corporation or its security holders against a Director or officer of the Corporation unless an undertaking is furnished by or on behalf of such person to repay the advance (unless it is ultimately determined that he or she is entitled to indemnification) and such person complies with at least one of the following conditions: (1) he or she shall provide a security for his or her undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Directors who are neither interested persons (as defined in the Investment Company Act of 1940, as amended) nor parties to the proceeding, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, as opposed to a full trial-type inquiry, that there is reason to believe that such person ultimately will be found entitled to indemnification.


              Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

              Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XIV

                               AMENDMENT OF BYLAWS

              The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                                      2-18

                                   EXHIBIT 4A

                               ARTICLES OF MERGER

                                     BETWEEN

                               VAN ECK FUNDS, INC.
                            (a Maryland corporation)
                                       AND

                             VAN ECK FUNDS II, INC.
                            (a Maryland corporation)


       Van Eck Funds, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck"), and Van Eck Funds II, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck II"), do hereby certify that:

       FIRST: Van Eck and Van Eck II agree to merge pursuant to the Agreement and Plan of Reorganization attached hereto as Exhibit A (the "Reorganization"), which Agreement and Plan of Merger has been approved by the respective Boards of Directors of Van Eck and Van Eck II for the Merger of Van Eck with and into Van Eck II.

       SECOND: The name and place of incorporation of each party to these Articles are Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation. The date of incorporation of Van Eck in the State of Maryland is ____________, 19__. Van Eck II shall survive the Merger and shall continue under the name "Van Eck Funds, Inc.," as a corporation of the State of Maryland.

       THIRD: Van Eck and Van Eck II each have their principal office in the State of New York in _______ County. Neither Van Eck nor Van Eck II owns an interest in land in the State of Maryland.

       FOURTH: The terms and conditions of the transaction set forth in these Articles were advised, authorized, and approved by each party to the Articles in the manner and by vote required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

(i) The Board of Directors of Van Eck at a meeting held on January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, subject to the approval of shareholders of the Mid-Cap II Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions and directed that the proposed Merger be submitted for consideration at special meetings of the shareholders of the Mid-Cap I Fund and Total Return Fund.

              (ii) The Board of Directors of Van Eck II at a meeting held on January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, which

                                      4a-1
resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions.

Notice which stated that a purpose of the meeting was to act on the proposed Reorganization was given by Van Eck to the shareholders of Mid-Cap I Fund and Total Return Fund as required by law.

The proposed Reorganization was approved by the shareholders of the Mid-Cap I Fund and Total Return Fund at special meetings of the shareholders held on April 26, 2002, by the affirmative vote of at least a majority of the outstanding shares of each portfolio series.

       FIFTH: No amendment to the charter of Van Eck II is to be effected as part of the Merger.

       SIXTH: The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund ("Mid-Cap II"). The aggregate par value of all shares of all classes of Van Eck II is $800,000.00. The total number of shares of all classes which Van Eck has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund. The aggregate par value of all classes of Van Eck is $1,000,000.

       SEVENTH: The Merger does not increase the authorized stock of Van Eck II.

       EIGHTH: The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

       (a) The whole and fractional shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on ___________, 2002 (the "Valuation Time"), using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       The whole and fractional shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the

                                      4a-2
valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time [relative] to the total number of issued and outstanding Total Return Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       NINTH: The Merger shall become effective for both Van Eck and Van Eck II at the Valuation Time.

                                      4a-3

       IN WITNESS WHEREOF, Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation, have caused these presents to be signed in the irrespective names and on their respective behalves by their respective President or Vice President and witnessed by their respective Secretary on _______________ ___, 2002.

                                        VAN ECK FUNDS, INC.

Attest:

By: ________________________________    By: ________________________________



                                        VAN ECK FUNDS II, INC.

Attest:

By: ________________________________    By: ________________________________

                              OFFICER'S CERTIFICATE

       THE UNDERSIGNED, ____________________ of Van Eck Funds, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


By: _____________________

Title:____________________



       THE UNDERSIGNED, ____________________ of Van Eck Funds II, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



By: _____________________

Title:___________________


                                      4a-4

                                   EXHIBIT 4b


                      AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of _____________, 2002 (the "Agreement") by and between Van Eck Funds, Inc., a Maryland corporation ("Van Eck" or the "Dissolving Corporation"), on behalf of Van Eck Mid-Cap II Value Fund (formerly Van Eck Growth and Income Fund) ("Mid-Cap I Fund"), and Van Eck Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, and Van Eck Funds II, Inc., a Maryland corporation ("Van Eck II" or the "Surviving Corporation"), on behalf of Mid-Cap Value Fund, the sole portfolio series of Van Eck II ("Mid-Cap II Fund"). Van Eck and Van Eck II are each referred to herein as a "Company" and together the "Companies".

       All references in this Agreement to action taken by Mid-Cap II Fund and, each of Mid-Cap I Fund and Total Return Fund shall be deemed to refer to action taken by the Surviving Corporation and the Dissolving Corporation, respectively, on behalf of their respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the Companies and their respective Boards of Directors deem it advisable and to the advantage of the Companies and their respective stockholders that Van Eck be merged with and into Van Eck II, with Van Eck II being the Surviving Corporation, under and pursuant to the laws of the State of Maryland on the terms and conditions herein contained (the "Reorganization").

       WHEREAS, Van Eck and Van Eck II are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Directors of Mid-Cap I Fund and Total Return Fund have each determined that the Merger is advisable and in the best interests of Mid-Cap I Fund and Total Return Fund and that the interests of the existing shareholders of Mid-Cap I Fund and Total Return Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Directors of Mid-Cap II Fund has determined that the Merger is advisable and in the best interests of Mid-Cap II Fund and that the interests of the existing shareholders of Mid-Cap II Fund would not be diluted as a result of the Reorganization.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     THE MERGER OF THE DISSOLVING FUND WITH AND INTO THE SURVIVING FUND.


Subject to the satisfaction of each of the conditions to the obligations of the respective companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), Van Eck and Van Eck II agree that at the effective time, as defined in Section 1.2 below, Van Eck shall


                                      4b-1
be merged with and into Van Eck II, and Van Eck II shall be the surviving corporation and shall be governed by the laws of the state of Maryland.

Subject to the satisfaction of each of the conditions to the obligations of the respective companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), the companies shall execute, file and record as provided under the laws of Maryland articles of merger substantially in the form set forth as "exhibit a," with such changes thereto as shall be approved by the respective companies in accordance with Maryland law. The merger shall become effective on or after the filing of such articles of merger at the time and on the date set forth herein. The date and time when the merger shall become effective are referred to herein as the "effective time."

The articles of incorporation of Van Eck II in effect immediately prior to the effective time shall be the articles of incorporation of the surviving corporation, until amended in the manner provided in such articles of incorporation or in the bylaws of the surviving corporation and in the Maryland general corporation law.

The bylaws of Van Eck in effect immediately prior to the effective time shall be the bylaws of the surviving corporation, until amended in the manner provided in such bylaws and in the Maryland general corporation law.

The following persons shall constitute the board of directors of the surviving corporation upon the effective time and shall hold office until their respective successors are elected and qualified: John C. Van Eck, Jeremy Biggs, Richard Stamberger, and David Olderman.

The persons who were elected as the officers of Van Eck II to serve as such as of the effective time shall be the officers of the surviving corporation.

At the effective time, the separate existence of Van Eck shall cease, except to the extent, if any, continued by statute, and all the assets, rights, privileges, powers and franchises of Van Eck and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in van Eck II without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Van Eck, shall be thereafter effectively the property of Van Eck II as they were of Van Eck; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of companies, shall not revert or be in any way impaired. Except as otherwise specifically set forth in this agreement, the identity, existence, purposes, powers, franchises, rights, immunities and liabilities of Van Eck II shall continue unaffected and unimpaired by the merger.


Immediately prior to the effective time, Van Eck Associates Corporation, as sole shareholder of mid-cap ii fund, shall (i) elect as directors of Van Eck II the persons who then serve as directors of Van Eck; (ii) approve an investment management agreement between Van Eck II, on behalf of Mid-Cap II fund and van eck Associates Corporation (the "investment manager"); (iii) approve an investment sub-advisory agreement by and among Van Eck II, the investment manager, on behalf of Mid-Cap II fund, and John A. Levin and Co., Inc.; (IV) ratify the selection of Ernst & Young LLP as the independent auditors of Mid-Cap II fund.


MANNER OF CONVERTING SHARES; VALUATION

                                      4b-2

The manner and basis of converting the issued and outstanding Class A shares of Mid-Cap I fund and total return fund into the Class A shares of Mid-Cap II fund shall be as hereinafter set forth in this article II.

The whole and fractional Class A shares of Mid-Cap I fund issued and outstanding immediately prior to the valuation time (as defined below) shall, as of the valuation time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II fund, with a net asset value equal to the value of the net assets of Mid-Cap I fund computed immediately after the close of business of the New York stock exchange on the closing date (the "valuation time"), using the valuation procedures set forth in Van Eck II's articles of incorporation and then-current prospectus and statement of additional information of mid Cap II fund. Each shareholder of record of Mid-Cap I fund will be credited with a pro rata number of such shares of Mid-Cap II fund received in the merger based on the number of Mid-Cap I fund shares held by such shareholder at the valuation time relative to the total number of issued and outstanding Mid-Cap I fund shares at the valuation time.

The whole and fractional Class A shares of total return fund issued and outstanding immediately prior to the valuation time shall, as of the valuation time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II fund, with a net asset value equal to the value of the net assets of total return fund computed at the valuation time, using the valuation procedures set forth in Van Eck II's articles of incorporation and then-current prospectus and statement of additional information of Mid-Cap II fund. Each shareholder of record of total return fund will be credited with a pro rata number of such shares of Mid-Cap II fund received in the merger based on the number of total return fund shares held by such shareholder at the valuation time relative to the total number of issued and outstanding total return fund shares at the valuation time.

All computations of net asset value shall be made in accordance with the valuation procedures set forth in the Mid-Cap II fund prospectus and statement of additional information.

Van Eck shall cause Citibank, N.A. ("Citibank"), as custodian for Mid-Cap I fund and total return fund, to deliver to Van Eck II at the effective time a certificate of an authorized officer of citibank stating that (1) Mid-Cap I fund and total return fund's portfolio securities, cash and any other assets have been transferred in proper form to Mid-Cap II fund as of the effective time and
(2) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

CLOSING AND CLOSING DATE

The closing date shall be the next friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in articles 6, 7, and 8 of this agreement (other than those conditions which may by their terms be satisfied only at the closing), or such later date as the parties may agree to in writing. All acts taking place at the closing shall be deemed to take place simultaneously as of immediately after the close of business on the closing date unless otherwise agreed to by the parties. The close of business on the closing date shall be as of 4:00 p.M. New York time. The closing shall be held at

                                      4b-3
the offices of Van Eck, 99 Park Avenue, 8th Floor, New York, New York 10016, or at such other place as the parties many agree.

Van Eck shall cause DST Systems, Inc. (The "transfer agent"), transfer agent of the dissolving company, to deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of the Mid-Cap I fund and total return fund shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the closing. Van Eck II shall issue and deliver a confirmation evidencing the Mid-Cap II fund shares to be credited on the closing date to the secretary of Van Eck or provide evidence satisfactory to Van Eck that such Mid-Cap II fund shares have been credited to the Mid-Cap and total return fund shareholders account on the books of the Mid-Cap II fund. At the closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

REPRESENTATIONS AND WARRANTIES

VAN ECK, ON BEHALF OF MID-CAP I FUND AND TOTAL RETURN FUND REPRESENTS AND WARRANTS TO VAN ECK II AS FOLLOWS:

Van Eck is a corporation duly organized and validly existing under the laws of the State of Maryland.

Van Eck is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

Van Eck is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck is a party or by which Van Eck is bound;

Mid-Cap I Fund and Total Return Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability to Mid-Cap I Fund or Total Return Fund prior to the Closing Date.

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Mid-Cap I Fund or Total Return Fund or any of their properties or assets. Van Eck knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


The Statement of Assets and Liabilities of Mid-Cap I Fund and Total Return Fund at [December 31, 2001] has been audited by Ernst & Young LLP, independent auditors, and is in


                                      4b-4
accordance with accounting principles generally accepted in the United States consistently applied and such statement (copies of which have been furnished to Van Eck II,) fairly reflects the financial condition of Mid-Cap I Fund and Total Return Fund as of such date, and there are no known contingent liabilities of Mid-Cap I Fund and Total Return Fund Van Eck as of such date not disclosed therein.


Since December 31, 2001, there has not been any material adverse change in the financial condition, assets, liabilities or business of Mid-Cap I Fund or Total Return Fund other than changes occurring in the ordinary course of business, or any incurrence by Mid-Cap I Fund or Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of Mid-Cap I Fund or Total Return Fund, the discharge of Mid-Cap I Fund or Total Return Fund liabilities, or the redemption of Mid-Cap I Fund or Total Return Fund shares by Mid-Cap I Fund or Total Return Fund shareholders shall not constitute a material adverse change.

All Federal and other tax returns and reports of Mid-Cap I Fund or Total Return Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Van Eck's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

For each taxable year of its operation, Mid-Cap I Fund or Total Return Fund have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such.

All issued and outstanding shares of Mid-Cap I Fund or Total Return Fund are duly and validly issued and outstanding, fully paid and non-assessable by Van Eck. Van Eck does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Mid-Cap I Fund or Total Return Fund shares, nor is there outstanding any security convertible into any of the Mid-Cap I Fund or Total Return Fund shares.

The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of Van Eck, and, subject to the approval of the Mid-Cap I Fund and Total Return Fund shareholders, this Agreement constitutes a valid and binding obligation of Van Eck enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

VAN ECK II, ON BEHALF OF MID-CAP II FUND REPRESENTS AND WARRANTS TO VAN ECK AS
FOLLOWS:

Van Eck II is a corporation duly organized and validly existing under the laws of the State of Maryland.

Van Eck II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act is in full force and effect, and the registration of its shares under the 1933 Act will be, at or prior to the Closing Date, in full force and effect.

                                      4b-5

The prospectus and statement of additional information of Mid-Cap II Fund in effect at the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

Van Eck II is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck II or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck II is a party or by which Van Eck II is bound;

The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Van Eck II and this Agreement constitutes a valid and binding obligation of the Van Eck II enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

The Mid-Cap II Fund Shares to be issued and delivered to the Mid Cap I and Total Return Fund shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

                                      4b-6

COVENANTS OF VAN ECK, AND VAN ECK II


Van Eck and Van Eck II each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

Van Eck will assist Van Eck II in obtaining such information as Van Eck II reasonably requests concerning the beneficial ownership of Mid-Cap I Fund or Total Return Fund shares.

Subject to the provisions of this Agreement, Van Eck II and Van Eck will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Van Eck will provide Van Eck II with information reasonably necessary for the preparation of a registration statement on Form N-14 of Van Eck II (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of Van Eck (the "Proxy Statement").

Van Eck II agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of Van Eck II after the Closing Date.

CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK

              The obligations of Van Eck to consummate the transactions provided for herein shall be subject, at its election, to the performance by Van Eck II and Mid-Cap II Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

All representations and warranties of Van Eck II contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

Van Eck II shall have delivered to Van Eck a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Van Eck, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck II made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Van Eck shall reasonably request.

The Mid-Cap II Fund Shares to be issued and delivered for the account of Mid-Cap I Fund and Total Return Fund shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by Van Eck II;

The Proxy Statement and Prospectus (only insofar as they relate to Van Eck II), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material


                                      4b-7
respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK II

       The obligations of Van Eck II to complete the transactions provided for herein shall be subject, at its election, to the performance by Van Eck and Mid-Cap I Fund and Total Return Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

All representations and warranties of Van Eck contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

Van Eck shall have delivered to Van Eck II a statement of Mid-Cap I Fund and Total Return Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of Mid-Cap I Fund and Total Return Fund; and

Van Eck shall have delivered to Van Eck II on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Van Eck II, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Van Eck II shall reasonably request.

The Proxy Statement and Prospectus (other than information therein that relates to Van Eck II or Mid-Cap II Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK AND VAN ECK II

       The obligations of Van Eck and Van Eck II to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

The Agreement and the transactions contemplated herein shall have been approved by the affirmative vote if a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund in accordance with the provisions of Maryland law and the Articles of

                                      4b-8

Incorporation and By-Laws of Van Eck and certified copies of the resolutions evidencing such approval shall have been delivered to Van Eck II.
Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the conditions set forth in this paragraph 8.1;

On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Van Eck II or Van Eck to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of Van Eck II or Van Eck.

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to Van Eck II and Van Eck substantially to the effect that the transaction contemplated by this Agreement should constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations it shall request of Van Eck II and Van Eck. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the condition set forth in this paragraph 8.5.

At or immediately prior to the Closing, Mid-Cap I Fund and Total Return Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Mid-Cap I Fund and Total Return Fund shareholders all of such Mid-Cap I Fund and Total Return Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

Shareholders of each of Mid-Cap I Fund and Total Return Fund shall have approved new investment manager agreement into Van Eck Associates Corporation as contemplated by the Proxy Statement and a new investment sub-advisory agreement with Levin as contemplated by the Proxy Statement.

BROKERAGE FEES AND EXPENSES

Van Eck II and Van Eck each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

All of the expenses of the Merger, including without limitation, legal and printing expenses and expenses of holding the meeting of shareholders of Mid-Cap I Fund and Total Return Fund (such

                                      4b-9
as proxy tabulation and the expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to either series shall be borne by such series. Expenses that are nor directly attributable to a specific series shall be allocated pro rata based on the respective net assets as Mid-Cap I Fund and Total Return Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

ENTIRE AGREEMENT

Van Eck II and Van Eck agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either Van Eck II or Van Eck, or their respective Directors or officers, to the other party.

AMENDMENTS

       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Van Eck and Van Eck II; provided, however, that following the meeting of Mid-Cap I Fund and Total Return Fund Shareholders called by Van Eck pursuant to paragraph 8.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Mid-Cap II Fund shares to be issued to the Mid-Cap I Fund and Total Return Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their

                                     4b-10

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph [6.1] and [7.1].

                                     4b-11

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.


                            VAN ECK FUNDS, INC., on behalf of Mid-Cap II Fund



                            By:_________________________________________________
                            Name:    John C. van Eck


                            VAN ECK FUNDS, INC., on behalf of Total Return Fund



                            By:_________________________________________________
                            Name:    John C. van Eck


                            VAN ECK FUNDS II, INC., on behalf of Mid-Cap II Fund



                            By:_________________________________________________
                            Name:    John C. van Eck



                                     4b-12

                                   EXHIBIT 6A


                     FORM OF INVESTMENT MANAGEMENT AGREEMENT


       AGREEMENT made as of this 1st day of MAY, 2002 between VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager"), and VAN ECK FUNDS II, INC., Mid-Cap Value Fund series a Maryland Corporation (the "Fund") having its principal place of business in New York, New York (the "Fund").

       WHEREAS, the Fund is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Fund is authorized to issue shares of capital stock in separate series, each representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Fund intends to offer shares ("Shares") in one of those series, Mid-Cap Value Fund (the "Fund"), and invest the proceeds in securities, the Fund desires to retain the Investment Manager to render investment Management services hereunder and with respect to which the Investment Manager is willing so to do;

       NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

APPOINTMENT OF INVESTMENT MANAGER

       The Fund hereby appoints the Investment Manager to act as Investment Manager to the Fund for the period and on the terms herein set forth. The Investment Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

DUTIES OF INVESTMENT MANAGER

       The Investment Manager, at its own expense, shall be responsible for furnishing the following services and facilities to the Fund:

INVESTMENT PROGRAM

       The Investment Manager will (i) furnish continuously an investment program for the Fund (ii) determine (subject to the overall supervision and review of the Board of Directors of the Fund) what investments shall be purchased, held, sold or exchanged and what portion, if any,

                                      6a-1
of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Investment Manager also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Investment Manager and the Fund agree, subject always to the control of the Board of Directors of the Fund and to the provisions of the Articles of Incorporation of the Fund, the Fund's By-Laws and the 1940 Act.

OFFICE SPACE AND FACILITIES

       The Investment Manager will arrange to furnish the Fund office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service required for managing the investments of the Fund.

PERSONNEL

       The Investment Manager shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund if such persons are also employees of the Investment Manager or its affiliates, except as otherwise provided herein.

PORTFOLIO TRANSACTIONS

       The Investment Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Investment Manager will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Manager shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or the other accounts over which the Investment Manager or an affiliate of the Investment Manager exercises investment discretion. The Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Investment Manager or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Investment Manager or its affiliates provided that the Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously

                                      6a-2
shall be allocated in a manner the Investment Manager deems equitable among the accounts involved.

RIGHT TO RECEIVE ADVICE

ADVICE OF FUND If the Investment Manager shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice.

ADVICE OF COUNSEL If the Investment Manager or the Fund shall be in doubt as to any question of law involved in any action to be taken or omitted by the Investment Manager, it may request advice at the Fund's cost from counsel of its own choosing (which may be counsel for the Investment Manager or the Fund, at the option of the Investment Manager).

PROTECTION OF THE INVESTMENT MANAGER The Investment Manager shall be protected in any action or inaction which it takes in reliance on any directions or advice received pursuant to subsections (i) or (ii) of this paragraph which the Investment Manager, after receipt of any such directions or advice in, good faith believes to be consistent with such directions or advice as the case may be. However, nothing in this paragraph shall be construed as imposing upon the Investment Manager any obligation (i) to seek such directions or advice or (ii) to act in accordance with such directions or advice when received. Nothing in this subsection shall excuse the Investment Manager when an action or omission on the part of the Investment Manager constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by the Investment Manager of its duties under this Agreement.

EXPENSES OF FUND

       The Investment Manager shall not bear the responsibility for or expenses associated with operational, accounting or administrative services on behalf of the Fund not expressly assumed by the Investment Manager hereunder. The expenses to be borne by the Fund include, without limitation:

charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Fund for the safekeeping of the Fund's cash, portfolio securities and other property;

general operational, administrative and accounting costs, such as the costs of calculating the Fund's net asset value, the preparation of the Fund's tax filings with relevant authorities and of compliance with any and all regulatory authorities;

charges and expenses of auditors and outside accountants;

brokerage commissions for transactions in the portfolio securities of the Fund;

all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies;

the cost of stock certificates representing shares of the Fund;

                                      6a-3
expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if applicable;

all expenses of shareholders' and Directors' meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other required communications to shareholders;

all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing offering documents and literature used for any promotional purposes);

compensation and travel expenses of Directors who are not "interested persons" of the Investment Manager within the meaning of the 1940 Act;

the expense of furnishing, or causing to be furnished, to each shareholder statements of account;

charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure, day to day legal affairs of the Fund and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws;

the expenses of attendance at professional and other meetings of organizations such as the Investment Company Institute and other trade groups by officers and Directors of the Fund, and the membership or association dues of such organizations;

the cost and expense of maintaining the books and records of the Fund;

the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy;

interest payable on Fund borrowing;

postage; and

any other costs and expenses incurred by the Investment Manager for Fund operations and activities, including but not limited to the organizational costs of the Fund if initially paid by the Investment Manager.

COMPENSATION

For the services and facilities to be provided to the Fund by the Investment Manager as provided in Paragraph 2 hereof, the Fund shall pay the Investment Manager a fee at the annual rate set forth in Exhibit A ("Annual Fee"). The Fund shall pay such amounts monthly, based on the Fund's average daily net assets, as reflected in the books and records of the Fund in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund.

                                      6a-4

SUB-INVESTMENT ADVISORS

APPOINTMENT OF SUB-INVESTMENT ADVISERS - Subject to the terms of the Agreement, the Articles of Incorporation and the 1940 Act, the Investment Manager at its expense, may select and contract with investment advisors ("Sub-Investment Advisors") to provide all or a portion of the investment management services to be furnished by the Investment Manager hereunder. Any contract with a Sub-Advisor shall be subject to the written approval of the Fund.

RESPONSIBILITY OF THE ADVISOR - So long as the Sub-Investment Advisor serves as Investment Advisor to all or a portion of the Fund's assets, the obligation of the Investment Manager under this Agreement shall be, subject in any event to the control of the Board of Directors of the Fund to determine and review with the Sub-Investment Advisor investment policies of the Fund with respect to the assets managed by the Sub-Investment Advisor and the Sub-Investment Advisor shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable policies and restrictions and of placing all orders for the purchase and sale of portfolio securities for the fund with respect to such assets. The Investment Manager shall compensate any Sub-Investment Manager to the Fund for its services to the Fund.

TERMINATION OF SUB-INVESTMENT ADVISORY AGREEMENT - The Fund or the Investment Manager may terminate the services of the Sub-Investment Advisor at any time in its sole discretion and at such time the Investment Manager shall assume the responsibilities of the Sub-Investment Advisor unless or until a successor Sub-Investment Advisor is selected.

FUND TRANSACTIONS

       The Investment Manager agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Fund; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

RELATIONS WITH FUND

       Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund and the Articles of Incorporation and By-Laws of the Investment Manager, respectively, it is understood (i) that Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers or otherwise; (ii) that Directors, officers, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and (iii) that the Investment Manager (or any such successor) is or may be interested in the Fund as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and By-Laws.

                                      6a-5

LIABILITY OF INVESTMENT MANAGER AND OFFICERS AND DIRECTORS OF FUND

       Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager or such persons against any liability to the Fund or its shareholders to which the Investment Manager might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

DURATION AND TERMINATION OF AGREEMENT

DURATION

       This Agreement shall become effective on the date hereof for the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until April 30, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

TERMINATION

       This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Fund or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Investment Manager, on sixty (60) days written notice to the other party.

AUTOMATIC TERMINATION

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

                                      6a-6

PRIOR AGREEMENT SUPERSEDED

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

SERVICES NOT EXCLUSIVE

       The services of the Investment Manager to the Fund hereunder are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others and to engage in other activities.

MISCELLANEOUS

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                      6a-7

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


[SEAL]                                        VAN ECK FUNDS II, INC.


Attest:                                       By:
       -------------------------------           -------------------------------
                 Secretary                                Vice President



[SEAL]                                        VAN ECK ASSOCIATES
CORPORATION

Attest:                                       By:
       -------------------------------           -------------------------------
                 Secretary                                  President

                                      6a-8

                                    EXHIBIT A


                                           Annual Management Fee
     Name of Fund                          (As a % of Average Daily Net Assets)
     ------------                          ------------------------------------


Mid Cap Value                              0.75% of average daily net assets



                                      6a-9

                                   EXHIBIT 6B


                             VAN ECK FUNDS II, INC.


                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

       AGREEMENT made as of the       day of       , 2001 by and among JOHN A.
LEVIN and CO., Inc. a Corporation organized under the laws of the      having
its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager" or the "Adviser") and VAN ECK FUNDS II, INC., Mid-Cap Value Fund, a Maryland Corporation having its principal place of business in New York, New York (the "Company").

       WHEREAS, the Company is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

       WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

       WHEREAS, the Company is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has retained the Investment Manager to render management and advisory services to the series of the Company known as the Van Eck Mid-Cap Value Fund (the "Fund"); and

       WHEREAS, the Investment Manager has retained the Sub-Adviser to render investment advisory and other services hereunder to the Fund; and

       WHEREAS, the Sub-Adviser is willing to furnish services to the Fund under this investment sub-advisory agreement; and

       WHEREAS, the Investment Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Sub-Adviser is willing to furnish such services.

       NOW, THEREFORE, WITNESSETH:

       That it is hereby agreed among the parties hereto as follows:

                                      6b-1

APPOINTMENT OF SUB-ADVISER

       The Investment Manager hereby appoints the Sub-Adviser to act as investment advisor to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment advisor to the Fund pursuant to this Agreement the obligation of the Investment Manager under this Agreement with respect to the Fund shall be, subject in any event to the control of the Directors of the Company, to determine and review with Sub-Adviser investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Investment Manager will compensate the Sub-Adviser of the Fund for its services to the Fund. The Investment Manager or the Fund, subject to the terms of this Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Investment Manager shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment advisor is selected.

DUTIES OF SUB-ADVISER

       The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Company:

       INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company and the Investment Manager) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held un-invested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then-current prospectus and statement of additional information which is part of the Company's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Adviser by the Investment Manager. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Company and matters incidental thereto as the Sub-Adviser and the Company agree, subject always to the control of the Board of Directors of the Company and to the provisions of the Articles of Incorporation of the Company, and the Company's By-laws and the 1940 Act. The Sub-Adviser will manage the Fund so that it will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time; and, with respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt procedures reasonably designed to ensure compliance.

                                      6b-2

       OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

       PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund for services provided to the Fund (but not any other series of the Company) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

       PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to Sub-Adviser or an affiliate of the Sub-Adviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser.

       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to

                                      6b-3
be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

       The Sub-Adviser will monitor on a daily basis the determination by the custodian and record-keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

       The Sub-Adviser will provide the Company or the Investment Manager with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Company) as are necessary to assist the Company and the Investment Manager to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

       The Sub-Adviser will provide reports to the Company's Board of Directors for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Company's Board of Directors with respect to the Fund such periodic and special reports as the Directors or the Investment Manager may reasonably request.

EXPENSES OF THE COMPANY

       Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.     COMPENSATION

(a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Investment Manager will pay to the Sub-Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto.

5.     REPRESENTATIONS AND COVENANTS

       The Investment Manager hereby represents and warrants as follows:

                                      6b-4

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Investment Manager hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

       The Sub-Adviser hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the Rules and regulations thereunder;

       That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

                                      6b-5

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Investment Manager upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

6.     COMPANY TRANSACTIONS

       The Investment Manager and Sub-Adviser each agrees that neither it nor any of its officers, directors, employees or agents will take any long or short-term position in the shares of the Company; provided, however, that such prohibition shall not prevent the purchase of shares of the Company by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Company.

7.     RELATIONS WITH COMPANY

       Subject to and in accordance with the Declaration of Company and By-Laws of the Company and the Articles of Incorporation and By-Laws of the Investment Manager and Sub-Adviser it is understood (i) that Directors, officers, agents and shareholders of the Company are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company as Directors, officers, shareholders or otherwise; and
(iii) that the Sub-Adviser (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Company and By-laws.

8. LIABILITY OF INVESTMENT MANAGER, SUB-ADVISER AND OFFICERS AND DIRECTORS OF THE COMPANY

       Neither the Investment Manager, Sub-Adviser nor any of their officers, directors, employees, agents or controlling persons or assigns or Directors or officers of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager, Sub-Adviser or such persons against any liability to the Company or its shareholders to which the Investment Manager or Sub-Adviser might otherwise be subject by reason of any willful misconduct, negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.     INDEMNIFICATION

       Notwithstanding Section 8 of the Agreement, the Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser

                                      6b-6

(except the Company), and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Investment Manager's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Investment Manager and contained in the Registration Statement or prospectus or statement of additional information covering the shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Investment Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Investment Manager or the Company or to any affiliated person of the Investment Manager by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by the Investment Manager to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Investment Manager in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person of the Investment Manager (except the Company), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager (all of such persons being referred to as "Investment Manager Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Investment Manager), or litigation (including legal and other) expenses to which an Investment Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof, or any supplement thereto, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon

                                      6b-7
information furnished to the Sub-Adviser, the Company, or any affiliated person of the Sub-Adviser or Company by an Investment Manager Indemnified Person; or
(2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Investment Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Neither the Investment Manager nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.    DURATION AND TERMINATION OF THE AGREEMENT

       This Agreement shall commence on the date hereof unless terminated as herein provided, this agreement will remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Company or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the

                                      6b-8

Company, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act); of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       This Agreement may be terminated at any time without payment of any penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days' written notice to the Sub-Adviser or (b) by the Investment Manager or the Sub-Adviser at any time upon sixty (60) days' written notice to the other parties.

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

MISCELLANEOUS

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

USE OF NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

       It is understood that the name John A. Levin and Co. any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-advisor to the Fund. Upon termination of this Agreement, the Company and Investment Manager shall forthwith cease to use such name (or derivative or logo).

15.    BINDING AGREEMENT

       This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.

                                      6b-9

       Witness the due execution hereof effective this ____th day of ______________ 2002.


Attest:
John A. Levin and Co., Inc.

______________________________________    By:___________________________________
Name:
Title:

Attest:


______________________________________    By:___________________________________
Name:
Title:


Attest:  Van Eck Associates Corporation



______________________________________    By:___________________________________
Name:
Title:

                                     6b-10

SCHEDULE A
VAN ECK FUNDS II, INC.,

                                        For the services and facilities to be
                                        provided to the Fund by the Sub-Adviser
                                        as provided in Paragraph 2 hereof, the
                                        Investment Manager shall pay the
                                        Sub-Adviser a fee, payable monthly, at
                                        the annual rate of .375 of 1% of the
                                        Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Company or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Directors of the Company. The Company shall not be liable for the obligation of the Investment Manager to make payment to the Sub-Adviser.

                                     6b-11

                                    EXHIBIT 7


                         FORM OF DISTRIBUTION AGREEMENT



       THIS AGREEMENT made as of the by and between VAN ECK FUNDS II, INC. (the "Fund"), a business corporation established and existing under the laws of the State of Maryland and engaged in the business of an open-end management investment company and VAN ECK SECURITIES CORPORATION (the "Distributor"), a corporation organized and existing under the laws of the State of Delaware.

       WHEREAS, the Fund proposes to offer shares of beneficial interest in the seven separate series representing interests in different portfolio of assets of the Fund and such other series as may from time to time hereafter established (each series being referred to herein as a "Series" or collectively as the "Series").

       NOW, THEREFORE, in consideration of the mutual convenants hereinafter contained, the parties hereto agree as follows:

       Section 1. APPOINTMENT OF THE DISTRIBUTOR. The Fund hereby appoints the Distributor as its exclusive agent to sell and distribute shares of each Series then in existence (the "Shares") for the account and risk of the Fund during the continuous offering of such Shares, on the terms and for the period set forth in this Agreement, and the Distributor hereby accepts such appointment and agrees to act hereunder. It is understood that purchases of Shares of any Series may be made through other broker-dealers who are members in good standing of the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering and sale of the Shares, in which case the Distributor shall enter into Dealer Agreements ("Dealer Agreements") or amend existing Dealer Agreements with such broker-dealers, through persons who are not required or permitted to become NASD members by entering into Selling Agency Agreements or other agreements ("Agency Agreements") (collectively, "Agreements") and directly through the Fund's Transfer Agent in the manner set forth in a Series' Prospectus.

       Section 2.    SERVICES AND DUTIES OF THE DISTRIBUTOR.

              (a) The Distributor agrees to arrange to sell, as exclusive agent for the Fund, from time to time during the term of this Agreement, Shares of any Series upon the terms described in such Series' Prospectus. As used in this Agreement, the term "Prospectus" shall mean a prospectus and the term "Statement of Additional Information" shall mean the statement of additional information included in the Fund's Registration Statement and the term "Registration Statement" shall mean the Registration Statement, including exhibits and financial statements, most recently filed

                                      7-1
by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), as such Registration Statement is amended by any amendments thereto at the time in effect.

              (b) Upon commencement of the continuous public offering of Shares of any Series, the Distributor will hold itself available to receive orders, satisfactory to the Distributor, for the purchase of Shares of such Series and will accept such orders on behalf of the Series as of the time of receipt of such orders and will transmit such orders as are so accepted to the Fund's Transfer Agent as promptly as practicable. Purchase orders shall be deemed effective at the time and in the manner set forth in a Series' Prospectus.

              (c) The Distributor may enter into Dealer Agreements (or amend existing Dealer Agreements to conform therewith) with such registered and qualified retail broker-dealers as it may select pursuant to which such broker-dealers may also arrange for the sale or sell Shares of any Series or enter into Agency Agreements (or amend existing Agency Agreements to conform therewith) pursuant to which such persons may also arrange for the sale or sell shares of any Series.

              (d) The offering price of the Shares of a Series shall be the net asset value (as described in the Articles of Incorporation of the Fund, as amended from time to time and determined as set forth in the Prospectus and the Statement of Additional Information of such Series) per Share for the Series next determined following receipt of an order plus the applicable sales charge, if any, calculated in the manner set forth in the Series' Prospectus. The Distributor shall receive the entire amount of the sales charge, if any, as compensation for its services under this Agreement; however, the Distributor may reallow all or any portion of such sales charge to persons entering into Agreements (or amending existing Dealer Agreements) with the Distributor to sell Shares of such Series. Shares of a Series may be sold at prices that reflect scheduled variations in, or elimination of, the sales charge to particular classes of investors or transactions in accordance with a Series' Prospectus and Statement of Additional Information. The Fund shall furnish the Distributor, with all possible promptness, advice of each computation of the net asset value of a Series. The Distributor shall also be entitled, subject to the terms and conditions of the Fund's Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, to amounts payable by a Fund thereunder.

              (e) The Distributor shall use its best efforts to obtain from investors unconditional orders for Shares and shall not be obligated to arrange for sales of any certain number of Shares of a Series and the services of the Distributor to the Fund hereunder shall not be deemed to be exclusive, and the Distributor shall be free to (i) render similar services to, and act as underwriter or distributor in connection with the distribution of shares of other investment companies, and (ii) engage in any other businesses and activities from time to time.

              (f) The Distributor is authorized on behalf of the Fund to repurchase Shares of the Series presented to it by dealers at the price determined in accordance with, and in the manner set for in, the Prospectus of such Series.

                                      7-2

              (g) Unless otherwise notified by the Fund, any right granted to the Distributor to accept orders for Shares or to make sales on behalf of the Fund or to purchase Shares for resale will not apply to (i) Shares issued in connection with the merger or consolidation of any other investment company with the Fund or its acquisition, by purchase or otherwise, of all or substantially all of the assets of any investment company or substantially all the outstanding Shares of any such company and (ii) Shares that may be offered by the Fund to shareholders of the Fund by virtue of their being such shareholders.

              (h) If and whenever the determination of net asset value is suspended and until such suspension be terminated, no further order for Shares shall be accepted by the Distributor after it has received advance written notice of such suspension except unconditional orders placed with the Distributor before its receipt of notice. In addition, the Fund reserves the right to suspend sales and the Distributor's authority to accept orders for Shares on behalf of the Fund if, in the judgment of a majority of the Board of Directors or a majority of the Executive Committee of such Board, if such body exists, it is in the best interests of the Fund to do so, such suspension to continue for such period as may be determined by such majority; and in that event, no Shares will be sold by the Distributor on behalf of the Fund after the Distributor has received advance written notice while such suspension remains in effect except for Shares necessary to cover unconditional orders accepted by the Distributor before it had knowledge of the suspension.

       Section 3.    DUTIES OF THE FUND.

              (a) The Fund agrees to sell Shares of its constituent Series so long as it has Shares available for sale and to cause its Transfer Agent to issue, if requested by the Purchaser, certificates for Shares of its Series, registered in such names and amounts as promptly as practicable after receipt by the Fund of the net asset value thereof.

              (b) The Fund shall keep the Distributor fully informed with regard to its affairs and shall furnish to the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares of the Series. This shall include, without limitation, one certified copy of all financial statements of each of the Series prepared by independent accountants and such reasonable number of copies of a Series' most current Prospectus, the Statement of Additional Information and annual and interim reports as the Distributor may request. The Fund shall cooperate fully in the efforts of the Distributor to arrange for the sale of Shares of the Series and in the performance of the Distributor under this Agreement.

              (c) The Fund shall take, from time to time, all necessary action to register the Shares of the Series under the 1933 Act, including payments of the related filing fees, so that there will be available for sale such number of Shares of the Series as the Distributor may be expected to sell. The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in the Registration Statement or Prospectus of a Series, or necessary in order that there may be no omission to state a material fact in the Registration Statement or Prospectus of a Series, which omission would make the

                                      7-3
statements therein, in light of the circumstances under which they were made, misleading.

              (d) The Fund shall use its best efforts to notify the Distributor of the states and jurisdictions in which its shares are qualified for sale and represents and warrants that it shall continue to qualify and maintain the registration and qualification of an appropriate number of Shares of the Series and the Fund for sale under the securities laws of such states as the Distributor and the Fund shall mutually agree, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker-dealer in such states. The Distributor shall furnish such information and other material relating to its affairs and activities as may be requested by the Fund in connection with such qualifications.

       Section 4.    EXPENSES

              (a) The Fund shall bear all costs and expenses of the continuous offering the Shares of the Fund in connection with: (i) fees and disbursements of its counsel and auditors, (ii) the preparation, filing and printing of any Registration Statements and/or Prospectuses and Statements of Additional Information required by and under federal and state securities laws,
(iii) the preparation and mailing of annual and interim reports and proxy materials, if any, to shareholders (iv) the qualification of the Shares of the Series for sale and of the Fund as a broker-dealer under the securities laws of such states or other jurisdictions as shall be selected by the Distributor pursuant to Section 3(d) hereof and the cost and expenses payable to each such state or jurisdiction for continuing qualification therein, and (v) the costs associated in transmitting orders to, and processing by the Fund's transfer agent, charges of clearing corporation and sender costs.

              (b) The Distributor shall bear (i) the costs and expenses of preparing, printing and distributing any materials not prepared by the Fund and other materials used by the Distributor in connection with its offering of Shares of the Series for sale to the public (including the additional costs of printing copies of the Prospectus and of annual and interim reports) to shareholders other than copies thereof required for distribution to existing shareholders or for filing with any federal and state securities authorities,
(ii) any expenses of advertising incurred by the Distributor in connection with such offering and (iii) the expenses of registration or qualification of the Distributor as a broker-dealer under federal or state laws, if necessary, and the expenses of continuing such registration or qualification. It is understood and agreed that so long as any Plan of Distribution as to a Series of the Fund pursuant to Rule 12b-1 under the 1940 Act continues in effect, any expenses incurred by the Distributor hereunder may be paid from amounts received by it from a Series under such Plan.



       Section 5.    INDEMNIFICATION.

              (a) The Fund agrees to indemnify, defend and hold the Distributor, its officers, directors, employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act or
Section 20 of the Securities Exchange Act of 1934, as amended ( the "1934 Act"), free and harmless from and against any and all losses, claims, damages, liabilities and expenses (including the cost

                                      7-4
of investigating or defending such claims, damages or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors, employees and agents or any such controlling person may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, which
(i) may be based upon any wrongful act by the Fund or any or its employees or representatives, or (ii) which may arise out of or may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, or Statement of Additional Information of the Fund or a Series or arising out of or based upon the omission or any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Fund for use in the Registration Statement, Prospectus or Statement of Additional Information; PROVIDED, HOWEVER, that in no case is the Fund's indemnity deemed to protect the Distributor, its officers, directors, employees, agents or any person who controls the Distributor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement. The Distributor agrees to promptly notify the Fund of any event giving rise to a right of indemnification hereunder, including any action brought against the Distributor, its officers, directors, employees and agents or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office, but the Distributor's failure so to notify the Fund shall not relieve the Fund from any obligation it may have to indemnify the Distributor hereunder or otherwise. The Fund will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Distributor, its officers, directors or controlling person or persons, defendant or defendants in the suit. In the event that the Fund elects to assume the defense of any such suit and retain such counsel, the Distributor, its officers, directors or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case the Fund does not elect to assume the defense of any such suit, it will reimburse the Distributor or such, officers, directors or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any Shares.

       The Distributor agrees to indemnify, defend and hold the Fund, its Directors and officers and any person who controls the Fund, if any, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, free and harmless from and against any and all losses, claims, damages, liabilities and expenses (including the cost of investigating or defending such claims, damages or liabilities and any counsel fees incurred in connection therewith) which the Fund, its Directors or officers or any such controlling person may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its Directors or officers or such controlling person arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement,

                                      7-5

Prospectus or Statement of Additional Information of the Fund or a Series; PROVIDED, HOWEVER, that in no case is the Distributor's indemnity deemed to protect a Director or officer or any person who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement. The Fund agrees to promptly notify the Distributor of any event giving rise to a right of indemnification hereunder, including any action brought against the Fund, its Directors or officers or any such controlling persons, such notification being given to the Distributor at its principal business office, but the Fund's failure so to notify the Distributor shall not relieve the Distributor from any obligation it may have to indemnify the Fund hereunder or otherwise. The Distributor shall be entitled to participate, at its own expense, in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and satisfactory to the Fund, to its officers and Directors, or to any controlling person or persons, defendant or defendants in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such counsel, the Fund, such officers and Directors or controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses of any additional counsel retained by them, but, in case the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund, such officers and Directors or controlling person or persons, defendant or defendants in such suit for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it in connection with the issue and sale of any of Shares.

       Section 6. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the first paragraph of Section 5 is for any reason held to be unavailable from the Fund, the Fund and the Distributor shall contribute to the aggregate losses, claims, damages, liabilities or expenses (including the reasonable costs of investigating or defending such claims, damages or liabilities but after deducting any contribution received by the Fund from persons other than the Distributor who may also be liable for contribution, such as persons who control the Fund within the meaning of the 1933 Act, officers of the Fund who signed the applicable Registration Statement and Directors) to which the Fund and the Distributor may be subject in such proportion so that the Distributor is responsible for that portion represented by the percentage the sales charge appearing in the Prospectus of the Fund bears to the public offering price appearing therein and the Fund is responsible for the balance; provided, however, that (i) in no case shall the Distributor be responsible for any amount in excess of the portion of the sales charge received and retained by it in respect of the Shares of a Series purchased through it hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Distributor. Each party who may seek contribution under this
Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, give written notice of the commencement of such action, suit or proceeding to the

                                      7-6
party or parties from whom such contribution may be sought, but the omission so to notify such contributing party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than on account of this Section 6.

       Section 7. COMPLIANCE WITH SECURITIES LAWS. The Fund represents that it is registered as an open-end management investment company under the 1940 Act, and agrees that it will comply with all of the provisions of the 1940 Act and of the rules and regulations thereunder. The Fund and the Distributor each agree to comply with all of the applicable terms and provisions of the 1940 Act, the 1933 Act and, subject to the provisions of Section 3(d), all applicable state "Blue Sky" laws. The Distributor agrees to comply with all of the applicable terms and provisions of the 1934 Act and to the rules and regulations of the National Association of Securities Dealers, Inc., of which it is a member.

       Section 8. TERMS OF CONTRACT. This Agreement shall go into effect on the date hereof and shall continue in effect until September 30, 1998 and thereafter for successive periods of one year each if such continuance is approved at least annually thereafter (i) either by an affirmative vote of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund, and (ii) in either case, by a majority of the Directors of the Fund who are not interested persons of the Distributor or (otherwise than as Directors) of the Fund (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without the payment of a penalty, by a majority of the 12b-1 Directors, by the vote of a majority of the outstanding shares of the Fund, or by the Distributor on sixty (60) days' written notice to the other party.

       Section 9. ASSIGNMENT. This Agreement may not be assigned by the Distributor and shall automatically terminate in the event of an attempted assignment by the Distributor; provided, however, that the Distributor may employ or enter into agreements with such other person, persons, company, or companies, as it shall determine in order to assist it in carrying out this Agreement.

       Section 10. AMENDMENT. This Agreement may be amended or modified at any time by mutual agreement in writing of the parties hereto, provided that any such amendment is approved by a majority of the Directors of the Fund who are not interested persons of the Distributor or by the holders of a majority of the outstanding Shares of the Fund. If the Fund should at any time deem it necessary or advisable in the best interests of the Fund that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the SEC or other governmental authority or to obtain any advantage under state or federal tax laws and should notify the Distributor of the form of such amendment, and the reasons therefor, and if the Distributor should decline to assent forthwith. If the Distributor should at any time request that a change be made in the Fund's Master Fund Agreement or By-Laws or in its methods of doing business, in order to comply with any requirements of federal law or regulations of the SEC or of a national securities association of which the Distributor is or may be a member relating to the sale of Shares of the Funds, and the Fund should not make such necessary change within a reasonable time, the Distributor may terminate this Agreement forthwith.

                                      7-7

       Section 11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard for choice of laws principles thereunder.

       Section 12.   AUTHORIZED REPRESENTATIONS.

              (a) The Fund is not authorized to give any information or to make any representations on behalf of the Distributor other than the information and representations contained in a Registration statement (including a Prospectus or Statement of Additional Information) covering Shares, as such Registration Statement and Prospectus may be amended or supplemented from time to time.

              (b) The Distributor is not authorized to give any information or to make any representations on behalf of the Fund or in connection with the sale of Shares other than the information and representations contained in a Registration statement (including a Prospectus or Statement of Additional Information) covering Shares, as such Registration Statement may be amended or supplemented from time to time. No person other than the Distributor is authorized to act as principal underwriter (as such term is defined in the 1940
Act) for the Fund.

       Section 13. PRIOR AGREEMENT SUPERSEDED. This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       Section 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 15.   MISCELLANEOUS.

              (a) The captions in this Agreement are included for ease of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

              (c) The provisions of Section 5 hereof shall survive the termination of this Agreement.

       Section 16. USE OF NAME. It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Distributor and its affiliates, and that the Fund and Series have the right to use such name (or derivative or logo) only with the approval of the Distributor only so long as the Distributor is Distributor of the Fund. Upon termination of this Agreement, the Fund and Series shall forthwith cease to use such name (or derivative or logo).

                                      7-8

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       VAN ECK FUNDS II, INC.


(SEAL)


Attest: ________________________       Name:____________________________

                                       Title:___________________________



                                       VAN ECK SECURITIES CORPORATION

(SEAL)


Attest: ________________________       Name:____________________________

                                       Title:___________________________

                                      7-9

GOODWIN | PROCTER                  Goodwin Procter LLP      T: 617.570.1000
                                   Counselors at Law        F: 617.523.1231
                                   Exchange Place           Goodwinprocter.com
                                   Boston, MA 02109



March 14, 2002

Van Eck Funds II, Inc.
99 Park Avenue
New York, New York 10016


Dear Ladies and Gentlemen:

Referenced is made to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Van Eck Funds II, Inc. to be filed with the Securities and Exchange Commission with respect to Class A shares of stock (the "Shares") of Van Eck Funds II, Inc., a Maryland corporation (the "Company"), representing interests in the Mid-Cap Value Fund, a series of the Company, to be issued pursuant to a certain Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Company and Van Eck Funds, Inc., described in the Registration Statement.

We have examined such records, documents and other instruments and have made such other examinations and inquiries as we have deemed necessary to enable us to express the opinion set forth below.

Based upon and subject to the foregoing, we are of the opinion that the Shares, when issued in accordance with the terms of the Reorganization Agreement, will be validly issued, fully paid and non-assessable by the Company.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,


GOODWIN PROCTER LLP

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation of our report dated February 8, 2002 in this Registration Statement (Form N-14 No. 033-14737) of Van Eck Funds, Inc.

                                       /s/ Ernst & Young LLP
                                       ERNST & YOUNG LLP

New York, New York
March 11, 2002

VAN ECK MID CAP VALUE FUND

The Van Eck Growth and Income Fund-A has changed its name to the Van Eck Mid Cap Value Fund-A, as reflected on this statement. Other important proposed changes to the Fund, explained in a proxy statement mailed to you in March, must be voted on before the Special Meeting date of April 26, 2002. Your prompt vote is appreciated and will help the Fund avoid the expense of additional proxy mailings. If you have any questions or need proxy material please call 1-800-859-8508.


VAN ECK TOTAL RETURN FUND

The Van Eck/Chubb Total Return Fund-A has changed its name to the Van Eck Total Return Fund-A, as reflected on this statement. Other important proposed changes to the Fund, explained in a proxy statement mailed to you in March, must be voted on before the Special Meeting date of April 26, 2002. Your prompt vote is appreciated and will help the Fund avoid the expense of additional proxy mailings. If you have any questions or need proxy material please call 1-800-859-8508.